UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2018

Adaptive Equity Fund
Investor Class (AMVIX)
I Class (AVDIX)
A Class (AVDAX)
R Class (AVDRX)
R6 Class (AVDMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AMVIX	6.58%	10.33%	11.15%	—	11/30/99
Russell 1000 Index	—	6.98%	11.05%	13.42%	—	—
I Class	AVDIX	6.81%	10.56%	11.38%	—	8/1/00
A Class	AVDAX					12/1/16
No sales charge		6.34%	—	—	13.33%
With sales charge		0.20%	—	—	9.91%
R Class	AVDRX	5.99%	—	—	13.02%	12/1/16
R6 Class	AVDMX	6.98%	—	—	14.02%	12/1/16
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $28,808

Russell 1000 Index — $35,238

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	R Class	R6 Class
1.16%	0.96%	1.41%	1.66%	0.81%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Stephen Pool and Joe Reiland

Performance Summary

Adaptive Equity returned 6.58%* for the 12 months ended October 31, 2018, lagging the 6.98% return of the portfolio’s benchmark, the Russell 1000 Index.

U.S. stock indices posted solid returns during the reporting period despite a sharp decline in the final month of the fund’s fiscal year. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell 1000 Index, all sectors except materials and industrials posted gains. Information technology, consumer discretionary, and health care were the primary drivers of index performance.

In this environment, Adaptive Equity’s highly systematic investment process delivered positive portfolio returns but trailed its benchmark, the Russell 1000 Index. The fund received the best absolute contributions from information technology and consumer discretionary stocks, while only our materials and energy holdings generated modest negative contributions. Relative to the Russell benchmark, stock selection in the information technology, energy, and health care sectors detracted. Stock selection in industrials, consumer discretionary, and consumer staples benefited relative performance.

Information Technology Stocks Detracted

Stock decisions in the IT services industry were significant drivers of underperformance in the information technology sector. International Business Machines was a major detractor after posting disappointing quarterly results and declining revenue in its key technology services and cloud platforms business. Semiconductor firm Micron Technology declined along with demand for chips and concerns about weak capital spending in 2019.

Stock selection among oil, gas, and consumable fuels companies hurt performance in the energy sector. Exploration and production companies Cabot Oil & Gas and EP Energy missed earnings estimates. Both holdings were eliminated.

Other major detractors included our underweight allocation to Amazon.com. The online retailer continued to demonstrate growth in its Amazon Web Services cloud business as well as strong performance on the e-commerce side. Amazon.com was eliminated from the portfolio. Amusement park operator Six Flags Entertainment fell sharply after the company reported worse-than-expected revenue and earnings.

Industrials Holdings Benefited Performance

Positioning among industrial conglomerates aided performance in the industrials sector. Not owning benchmark component General Electric helped relative performance as the stock underperformed due to fundamental challenges in the company’s power and financial business segments and uncertainty over asset dispositions.

Specialty retailers and hotels, restaurants, and leisure companies led outperformance in the consumer discretionary sector. Burlington Stores was a top contributor as the off-price retailer

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

reported strong comparable sales, and it’s also a beneficiary of tax reform, which lowered corporate rates for U.S. companies. Household goods retailer Williams-Sonoma outperformed as the company reported better-than-expected revenue and earnings.

Other top contributors included Fortinet. The cybersecurity firm reported strong revenues and earnings and offered improved forward guidance. Underweighting tobacco manufacturer Philip Morris International aided performance as the stock was pressured by slowing demand for the company’s IQOS product, an electronically heated smoking device designed to reduce health risks.

Outlook

Using a systematic and quantitatively driven process, Adaptive Equity combines market factors and company-specific information in a unique model to underpin its stock selection process. Looking ahead, we remain confident that this systematic process will continue to successfully identify risk-adjusted opportunities across investment styles and industry sectors.

6

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.8%
Simon Property Group, Inc.	3.5%
Walmart, Inc.	3.2%
Lockheed Martin Corp.	3.0%
Apple, Inc.	3.0%
Umpqua Holdings Corp.	3.0%
Bristol-Myers Squibb Co.	3.0%
Two Harbors Investment Corp.	2.9%
Philip Morris International, Inc.	2.9%
Burlington Stores, Inc.	2.8%

Top Five Industries	% of net assets
IT Services	7.4%
Specialty Retail	6.6%
Pharmaceuticals	5.7%
Oil, Gas and Consumable Fuels	5.7%
Equity Real Estate Investment Trusts (REITs)	5.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,029.90	$5.88	1.15%
I Class	$1,000	$1,030.80	$4.86	0.95%
A Class	$1,000	$1,028.80	$7.16	1.40%
R Class	$1,000	$1,027.10	$8.43	1.65%
R6 Class	$1,000	$1,031.30	$4.10	0.80%
Hypothetical
Investor Class	$1,000	$1,019.41	$5.85	1.15%
I Class	$1,000	$1,020.42	$4.84	0.95%
A Class	$1,000	$1,018.15	$7.12	1.40%
R Class	$1,000	$1,016.89	$8.39	1.65%
R6 Class	$1,000	$1,021.17	$4.08	0.80%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 4.1%
Boeing Co. (The)	3,087	$1,095,453
Lockheed Martin Corp.	10,855	3,189,742
		4,285,195
Banks — 4.0%
First Hawaiian, Inc.	45,741	1,133,462
Umpqua Holdings Corp.	162,824	3,126,221
		4,259,683
Biotechnology — 3.9%
AbbVie, Inc.	26,653	2,074,936
Amgen, Inc.	6,623	1,276,848
Gilead Sciences, Inc.	11,199	763,548
		4,115,332
Capital Markets — 0.5%
Lazard Ltd., Class A	1,228	48,801
Moelis & Co., Class A	11,037	445,453
		494,254
Chemicals — 1.2%
Axalta Coating Systems Ltd.(1)	18,149	447,917
LyondellBasell Industries NV, Class A	8,243	735,853
WR Grace & Co.	828	53,646
		1,237,416
Commercial Services and Supplies — 0.6%
KAR Auction Services, Inc.	10,353	589,500
Communications Equipment — 2.9%
Cisco Systems, Inc.	6,578	300,943
Palo Alto Networks, Inc.(1)	14,989	2,743,587
		3,044,530
Consumer Finance — 0.1%
Synchrony Financial	2,257	65,182
Containers and Packaging — 0.1%
AptarGroup, Inc.	972	99,105
Diversified Telecommunication Services — 3.0%
AT&T, Inc.	75,439	2,314,468
Verizon Communications, Inc.	14,152	807,938
		3,122,406
Electric Utilities — 2.1%
Exelon Corp.	50,992	2,233,960
Electronic Equipment, Instruments and Components — 0.1%
Jabil, Inc.	5,461	135,051
Energy Equipment and Services — 0.2%
Halliburton Co.	6,124	212,380

10

	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 5.6%
Hospitality Properties Trust	51,433	$1,317,714
Lamar Advertising Co., Class A	13,022	954,773
Simon Property Group, Inc.	20,035	3,676,823
		5,949,310
Food and Staples Retailing — 3.9%
Sysco Corp.	11,289	805,244
Walmart, Inc.	33,211	3,330,399
		4,135,643
Food Products — 0.2%
General Mills, Inc.	5,469	239,542
Health Care Providers and Services — 1.3%
CVS Health Corp.	4,292	310,698
HCA Healthcare, Inc.	3,114	415,813
Humana, Inc.	1,947	623,838
		1,350,349
Health Care Technology — 3.6%
athenahealth, Inc.(1)	9,598	1,224,129
Cerner Corp.(1)	44,670	2,558,698
		3,782,827
Hotels, Restaurants and Leisure — 3.6%
Darden Restaurants, Inc.	10,449	1,113,341
Extended Stay America, Inc.	13,398	218,119
Six Flags Entertainment Corp.	46,750	2,517,955
		3,849,415
Insurance — 2.1%
American National Insurance Co.	17,080	2,104,939
Chubb Ltd.	1,291	161,259
		2,266,198
Interactive Media and Services — 2.6%
Twitter, Inc.(1)	77,672	2,699,102
Internet and Direct Marketing Retail — 2.0%
Booking Holdings, Inc.(1)	754	1,413,433
Expedia Group, Inc.	5,302	665,030
		2,078,463
IT Services — 7.4%
Black Knight, Inc.(1)	29,278	1,427,888
Booz Allen Hamilton Holding Corp.	24,837	1,230,425
CoreLogic, Inc.(1)	20,344	826,373
International Business Machines Corp.	18,939	2,186,129
VeriSign, Inc.(1)	10,751	1,532,448
Visa, Inc., Class A	4,078	562,152
		7,765,415
Machinery — 0.2%
IDEX Corp.	1,337	169,558
Media — 0.5%
Omnicom Group, Inc.	6,892	512,213

11

	Shares	Value
Metals and Mining — 0.4%
Southern Copper Corp.	11,905	$456,438
Mortgage Real Estate Investment Trusts (REITs) — 2.9%
Two Harbors Investment Corp.	211,526	3,107,317
Oil, Gas and Consumable Fuels — 5.7%
Chevron Corp.	3,543	395,576
ConocoPhillips	20,493	1,432,461
Exxon Mobil Corp.	49,928	3,978,263
Phillips 66	1,553	159,679
Williams Cos., Inc. (The)	3,028	73,671
		6,039,650
Personal Products — 1.3%
Herbalife Ltd.(1)	25,609	1,363,935
Pharmaceuticals — 5.7%
Bristol-Myers Squibb Co.	61,601	3,113,314
Pfizer, Inc.	68,466	2,948,146
		6,061,460
Professional Services — 0.1%
Robert Half International, Inc.	864	52,298
Road and Rail — 2.1%
Norfolk Southern Corp.	13,146	2,206,293
Semiconductors and Semiconductor Equipment — 5.1%
Intel Corp.	43,457	2,037,264
Micron Technology, Inc.(1)	60,800	2,293,376
QUALCOMM, Inc.	6,596	414,823
Texas Instruments, Inc.	7,386	685,642
		5,431,105
Software — 4.2%
Fortinet, Inc.(1)	24,250	1,992,865
Microsoft Corp.	5,380	574,638
RealPage, Inc.(1)	16,347	866,391
ServiceNow, Inc.(1)	5,377	973,452
		4,407,346
Specialty Retail — 6.6%
Burlington Stores, Inc.(1)	17,428	2,988,728
Home Depot, Inc. (The)	6,771	1,190,883
Williams-Sonoma, Inc.	47,076	2,795,373
		6,974,984
Technology Hardware, Storage and Peripherals — 3.0%
Apple, Inc.	14,475	3,167,998
Thrifts and Mortgage Finance — 1.5%
Essent Group Ltd.(1)	19,441	766,364
Northwest Bancshares, Inc.	51,752	835,278
		1,601,642
Tobacco — 3.0%
Altria Group, Inc.	1,393	90,601

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	Shares	Value
Philip Morris International, Inc.	34,842	$3,068,535
		3,159,136
Trading Companies and Distributors — 1.6%
Watsco, Inc.	11,577	1,715,480
TOTAL COMMON STOCKS (Cost $99,190,524)		104,437,111
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $612,678), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $600,272)		600,239
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $309,236), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $300,009)		300,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	880	880
TOTAL TEMPORARY CASH INVESTMENTS (Cost $901,119)		901,119
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $100,091,643)		105,338,230
OTHER ASSETS AND LIABILITIES — 0.1%		150,383
TOTAL NET ASSETS — 100.0%		$105,488,613

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $100,091,643)	$105,338,230
Receivable for capital shares sold	96,236
Dividends and interest receivable	183,172
105,617,638

Liabilities
Payable for capital shares redeemed	24,457
Accrued management fees	104,490
Distribution and service fees payable	78
129,025

Net Assets	$105,488,613

Net Assets Consist of:
Capital (par value and paid-in surplus)	$79,698,060
Distributable earnings	25,790,553
$105,488,613

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$98,221,344	8,136,213	$12.07
I Class, $0.01 Par Value	$6,840,961	552,656	$12.38
A Class, $0.01 Par Value	$31,772	2,613	$12.16*
R Class, $0.01 Par Value	$166,721	13,764	$12.11
R6 Class, $0.01 Par Value	$227,815	18,180	$12.53
*Maximum offering price $12.90 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends	$2,284,155
Interest	5,863
2,290,018

Expenses:
Management fees	1,302,627
Distribution and service fees:
A Class	80
R Class	541
Directors' fees and expenses	2,427
Other expenses	475
1,306,150
Fees waived(1)	(79,436)
1,226,714

Net investment income (loss)	1,063,304

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	20,758,677
Change in net unrealized appreciation (depreciation) on investments	(15,098,472)

Net realized and unrealized gain (loss)	5,660,205

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,723,509

(1)	Amount consists of $75,818, $3,351, $24, $68 and $175 for Investor Class, I Class, A Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$1,063,304	$588,498
Net realized gain (loss)	20,758,677	7,992,249
Change in net unrealized appreciation (depreciation)	(15,098,472)	13,158,736
Net increase (decrease) in net assets resulting from operations	6,723,509	21,739,483

Distributions to Shareholders
From earnings:
Investor Class	(6,939,187)	(897,365)
I Class	(320,889)	(33,360)
A Class	(2,023)	(15)
R Class	(4,512)	(10)
R6 Class	(13,157)	(28)
Decrease in net assets from distributions	(7,279,768)	(930,778)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,600,591	(7,982,654)

Redemption Fees
Increase in net assets from redemption fees	—	1,332

Net increase (decrease) in net assets	2,044,332	12,827,383

Net Assets
Beginning of period	103,444,281	90,616,898
End of period	$105,488,613	$103,444,281

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Adaptive Equity Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, R Class and R6 Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. Sale of the A Class, R Class and R6 Class commenced on December 1, 2016.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

18

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From November 1, 2017 through July 31, 2018, the investment advisor agreed to waive 0.10% of the fund's management fee. Effective August 1,2018, the investment advisor terminated the waiver and decreased the annual management fee by 0.10%.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2018 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range*	Before Waiver	After Waiver
Investor Class	1.000% to 1.150%	1.22%	1.15%
I Class	0.800% to 0.950%	1.02%	0.95%
A Class	1.000% to 1.150%	1.22%	1.15%
R Class	1.000% to 1.150%	1.22%	1.15%
R6 Class	0.650% to 0.800%	0.87%	0.80%
* Prior to August 1, 2018, the management fee schedule range was 1.000% to 1.250% for Investor Class, A Class and R Class, 0.800% to 1.050% for I Class and 0.650% to 0.900% for R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,886,815 and $395,995, respectively. The effect of interfund transactions on the Statement of Operations was $138,409 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $118,624,034 and $122,208,703, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	140,000,000		140,000,000
Sold	447,446	$5,521,944	423,033	$4,625,253
Issued in reinvestment of distributions	569,321	6,717,983	82,377	870,726
Redeemed	(993,886)	(12,209,568)	(1,345,235)	(14,879,140)
	22,881	30,359	(839,825)	(9,383,161)
I Class/Shares Authorized	70,000,000		70,000,000
Sold	258,025	3,333,659	119,781	1,416,036
Issued in reinvestment of distributions	5,458	65,937	3,089	33,360
Redeemed	(78,074)	(970,395)	(27,307)	(304,458)
	185,409	2,429,201	95,563	1,144,938
A Class/Shares Authorized	40,000,000		40,000,000
Sold	—	—	2,442	25,000
Issued in reinvestment of distributions	170	2,023	1	15
	170	2,023	2,443	25,015
R Class/Shares Authorized	40,000,000		40,000,000
Sold	11,577	142,832	4,992	53,749
Issued in reinvestment of distributions	379	4,512	1	10
Redeemed	(3,184)	(38,921)	(1)	(15)
	8,772	108,423	4,992	53,744
R6 Class/Shares Authorized	40,000,000		40,000,000
Sold	8,459	105,313	26,971	304,642
Issued in reinvestment of distributions	1,078	13,157	3	28
Redeemed	(7,297)	(87,885)	(11,034)	(127,860)
	2,240	30,585	15,940	176,810
Net increase (decrease)	219,472	$2,600,591	(720,887)	$(7,982,654)

(1)	December 1, 2016 (commencement of sale) through October 31, 2017 for the A Class, R Class and R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$104,437,111	—	—
Temporary Cash Investments	880	$900,239	—
	$104,437,991	$900,239	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$3,072,329	$930,778
Long-term capital gains	$4,207,439	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$100,143,236
Gross tax appreciation of investments	$10,975,679
Gross tax depreciation of investments	(5,780,685)
Net tax appreciation (depreciation) of investments	$5,194,994
Undistributed ordinary income	$4,487,371
Accumulated long-term gains	$16,108,188

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$12.15	0.12	0.66	0.78	(0.04)	(0.82)	(0.86)	$12.07	6.58%	1.15%	1.22%	0.99%	0.92%	112%	$98,221
2017	$9.82	0.07	2.36	2.43	(0.10)	—	(0.10)	$12.15	24.92%	1.16%	1.26%	0.58%	0.48%	85%	$98,585
2016	$10.74	0.10	0.08	0.18	(0.12)	(0.98)	(1.10)	$9.82	2.20%	1.23%	1.25%	1.04%	1.02%	116%	$87,888
2015	$10.15	0.06	0.59	0.65	(0.06)	—	(0.06)	$10.74	6.40%	1.26%	1.26%	0.54%	0.54%	185%	$99,141
2014	$9.08	0.06	1.11	1.17	(0.10)	—	(0.10)	$10.15	12.96%	1.25%	1.25%	0.59%	0.59%	184%	$91,093
I Class
2018	$12.44	0.15	0.68	0.83	(0.07)	(0.82)	(0.89)	$12.38	6.81%	0.95%	1.02%	1.19%	1.12%	112%	$6,841
2017	$10.05	0.09	2.42	2.51	(0.12)	—	(0.12)	$12.44	25.19%	0.96%	1.06%	0.78%	0.68%	85%	$4,568
2016	$10.96	0.12	0.09	0.21	(0.14)	(0.98)	(1.12)	$10.05	2.47%	1.03%	1.05%	1.24%	1.22%	116%	$2,729
2015	$10.36	0.08	0.60	0.68	(0.08)	—	(0.08)	$10.96	6.58%	1.06%	1.06%	0.74%	0.74%	185%	$2,665
2014	$9.27	0.09	1.11	1.20	(0.11)	—	(0.11)	$10.36	13.13%	1.05%	1.05%	0.79%	0.79%	184%	$2,501

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$12.23	0.09	0.67	0.76	(0.01)	(0.82)	(0.83)	$12.16	6.34%	1.40%	1.47%	0.74%	0.67%	112%	$32
2017(3)	$10.24	0.03	1.97	2.00	(0.01)	—	(0.01)	$12.23	19.50%	1.41%(4)	1.51%(4)	0.26%(4)	0.16%(4)	85%(5)	$30
R Class
2018	$12.21	0.07	0.65	0.72	—	(0.82)	(0.82)	$12.11	5.99%	1.65%	1.72%	0.49%	0.42%	112%	$167
2017(3)	$10.24	—(6)	1.97	1.97	—(6)	—	—(6)	$12.21	19.28%	1.66%(4)	1.76%(4)	(0.01)%(4)	(0.11)%(4)	85%(5)	$61
R6 Class
2018	$12.58	0.17	0.69	0.86	(0.09)	(0.82)	(0.91)	$12.53	6.98%	0.80%	0.87%	1.34%	1.27%	112%	$228
2017(3)	$10.48	0.09	2.02	2.11	(0.01)	—	(0.01)	$12.58	20.17%	0.81%(4)	0.91%(4)	0.82%(4)	0.72%(4)	85%(5)	$201

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	December 1, 2016 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(6)	Per share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adaptive Equity Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Adaptive Equity Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

28

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

29

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a permanent change to the fund's fee schedule that could have the effect of lowering the fund's management fee by

30

approximately 0.10% (e.g., the Investor Class unified fee will be reduced from 1.25% to 1.15%) beginning August 1, 2018. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $1,313,690, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,952,146, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

The fund hereby designates $2,861,213 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2018.

The fund utilized earnings and profits of $957,334 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90976 1812

Annual Report

October 31, 2018

All Cap Growth Fund
Investor Class (TWGTX)
I Class (ACAJX)
A Class (ACAQX)
C Class (ACAHX)
R Class (ACAWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGTX	8.83%	10.25%	12.90%	—	11/25/83
Russell 3000 Growth Index	—	10.20%	13.06%	15.32%	—	—
I Class	ACAJX	9.06%	10.46%	—	14.20%	9/30/11
A Class	ACAQX					9/30/11
No sales charge		8.56%	9.97%	—	13.69%
With sales charge		2.31%	8.68%	—	12.75%
C Class	ACAHX	7.76%	9.15%	—	12.84%	9/30/11
R Class	ACAWX	8.29%	9.69%	—	13.41%	9/30/11
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $33,674

Russell 3000 Growth Index — $41,644

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Joe Reiland

Portfolio managers Michael Orndorff and Marc Scott left American Century in February 2018, and Gregory Woodhams and Joe Reiland were named portfolio managers for All Cap Growth.

Performance Summary

All Cap Growth returned 8.83%* for the 12 months ended October 31, 2018, lagging the 10.20% return of the portfolio’s benchmark, the Russell 3000 Growth Index.

U.S. stock indices posted solid returns during the reporting period despite a sharp drop in the last month. Growth stocks outperformed value stocks by a wide margin across all capitalization ranges. Within the Russell 3000 Growth Index, all sectors posted gains except for materials and energy. Consumer discretionary and information technology were the leading performers in the index.

In the communication services sector, stock selection and an overweight allocation helped drive the fund’s underperformance relative to the Russell 3000 Growth Index. Stock choices and an underweight in the information technology sector also weighed on results, as did stock selection in consumer staples. Stock decisions in the health care sector led positive contributors, and stock selection and an overweight to financials were also beneficial.

Communication Services Stocks Were Key Detractors

Stock choices in the entertainment industry led underperformance in communication services, a sector introduced at the end of September 2018 comprising stocks previously in a range of other sectors. Detractors from relative performance in the sector included underweighting Netflix relative to the benchmark. Netflix saw its stock price climb for most of the period as a result of expectations for solid user growth, particularly overseas, powered by new streaming content. Electronic Arts underperformed as the video game maker lowered full-year guidance on revenue due to delays in game launches and the impact of foreign exchange.

Newell Brands, which owns several major brand names such as Rubbermaid, detracted. Lower-than-expected earnings were attributed to a slow 2017 back-to-school season and inventory reductions at key customers such as Office Depot and Walmart, along with Toys"R"Us, which declared bankruptcy. We eliminated our holding. Tobacco manufacturer Philip Morris International detracted as the stock was pressured by slowing demand for the company’s IQOS product, an electronically heated smoking device designed to reduce health risks. We eliminated the holding. Underweighting Apple relative to the benchmark detracted. The company reported strong quarterly revenues and earnings. Despite concerns, iPhones are still registering strong revenues. The market also anticipated strong sales of the new iPhones and products announced in September.

Health Care Stocks Aided Performance

Stock selection among health care providers and services led outperformance in the health care sector. Home health and hospice care company Amedisys rose on strong quarterly performance.
Profitability exceeded analysts' expectations due to productivity improvement. Livestock and pet

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

medicine manufacturer Zoetis was a top contributor. It’s the world leader in animal health, and operating margins and cash-flow trends have improved. The company also benefited from strong global sales.

Other top contributors included Amazon.com. The online retailer continued to demonstrate growth in its Amazon Web Services cloud business as well as strong performance on the e-commerce side. Payment services company MasterCard saw its stock increase on widening profit margins and earnings that beat expectations. The off-price retailer Burlington Stores reported strong comparable sales, and it’s a beneficiary of tax reform, which lowered rates for U.S. companies.

Outlook

Our investment process focuses on companies of all capitalization sizes with improving business fundamentals. The fund’s positioning remains largely stock specific. As of October 31, 2018, the largest overweight allocations relative to the benchmark were in the communication services and consumer discretionary sectors. The portfolio was underweight industrials and financials.

6

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Amazon.com, Inc.	7.4%
Alphabet, Inc., Class A	7.4%
Microsoft Corp.	6.4%
Apple, Inc.	5.4%
MasterCard, Inc., Class A	4.0%
Facebook, Inc., Class A	3.7%
Boeing Co. (The)	2.7%
Visa, Inc., Class A	2.2%
Broadcom, Inc.	2.1%
Home Depot, Inc. (The)	2.1%

Top Five Industries	% of net assets
Interactive Media and Services	11.5%
Software	9.9%
Internet and Direct Marketing Retail	8.3%
IT Services	7.5%
Technology Hardware, Storage and Peripherals	5.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,030.60	$5.12	1.00%
I Class	$1,000	$1,031.60	$4.10	0.80%
A Class	$1,000	$1,029.20	$6.39	1.25%
C Class	$1,000	$1,025.30	$10.21	2.00%
R Class	$1,000	$1,028.00	$7.67	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
I Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 4.6%
Boeing Co. (The)	85,692	$30,408,663
L3 Technologies, Inc.	25,757	4,880,179
Lockheed Martin Corp.	56,254	16,530,238
		51,819,080
Air Freight and Logistics — 1.1%
XPO Logistics, Inc.(1)	132,452	11,838,560
Airlines — 1.3%
American Airlines Group, Inc.	62,902	2,206,602
Delta Air Lines, Inc.	222,048	12,152,687
		14,359,289
Beverages — 0.5%
Constellation Brands, Inc., Class A	29,376	5,852,580
Biotechnology — 2.5%
Acceleron Pharma, Inc.(1)	35,391	1,796,801
Biogen, Inc.(1)	19,619	5,969,473
BioMarin Pharmaceutical, Inc.(1)	50,084	4,616,242
Exelixis, Inc.(1)	225,846	3,132,484
Vertex Pharmaceuticals, Inc.(1)	70,210	11,897,787
		27,412,787
Capital Markets — 2.2%
Cboe Global Markets, Inc.	7,923	894,111
Charles Schwab Corp. (The)	199,247	9,213,181
S&P Global, Inc.	49,424	9,010,984
SEI Investments Co.	95,120	5,084,164
		24,202,440
Chemicals — 0.2%
Valvoline, Inc.	136,063	2,710,375
Communications Equipment — 1.2%
Palo Alto Networks, Inc.(1)	72,469	13,264,726
Consumer Finance — 0.6%
American Express Co.	60,969	6,263,345
Electrical Equipment — 0.4%
AMETEK, Inc.	60,969	4,089,801
Electronic Equipment, Instruments and Components — 1.4%
CDW Corp.	108,368	9,754,204
National Instruments Corp.	114,269	5,595,753
		15,349,957
Energy Equipment and Services — 0.5%
Halliburton Co.	156,043	5,411,571
Entertainment — 2.8%
Electronic Arts, Inc.(1)	116,211	10,572,877

10

	Shares	Value
Liberty Media Corp-Liberty Formula One, Class C(1)	76,282	$2,523,409
Netflix, Inc.(1)	43,644	13,170,886
Take-Two Interactive Software, Inc.(1)	42,042	5,417,952
		31,685,124
Equity Real Estate Investment Trusts (REITs) — 1.7%
Crown Castle International Corp.	63,454	6,899,988
Equity Residential	29,074	1,888,647
SBA Communications Corp.(1)	65,443	10,612,891
		19,401,526
Food and Staples Retailing — 0.8%
Walmart, Inc.	86,415	8,665,696
Food Products — 1.3%
Mondelez International, Inc., Class A	340,487	14,293,644
Health Care Equipment and Supplies — 3.8%
ABIOMED, Inc.(1)	13,916	4,748,139
Align Technology, Inc.(1)	22,850	5,054,420
Baxter International, Inc.	80,266	5,017,428
Boston Scientific Corp.(1)	130,654	4,721,835
Edwards Lifesciences Corp.(1)	38,292	5,651,899
IDEXX Laboratories, Inc.(1)	12,963	2,749,712
Intuitive Surgical, Inc.(1)	20,495	10,681,584
Penumbra, Inc.(1)	31,628	4,301,408
		42,926,425
Health Care Providers and Services — 4.1%
Amedisys, Inc.(1)	27,017	2,971,870
Humana, Inc.	44,019	14,104,128
Quest Diagnostics, Inc.	136,299	12,827,099
Tivity Health, Inc.(1)	81,058	2,789,206
WellCare Health Plans, Inc.(1)	48,342	13,341,908
		46,034,211
Health Care Technology — 0.5%
Cerner Corp.(1)	94,158	5,393,370
Hotels, Restaurants and Leisure — 2.4%
Chipotle Mexican Grill, Inc.(1)	5,544	2,552,070
Darden Restaurants, Inc.	28,237	3,008,652
Las Vegas Sands Corp.	157,666	8,045,696
MGM Resorts International	154,782	4,129,584
Royal Caribbean Cruises Ltd.	88,647	9,284,000
		27,020,002
Household Products — 1.5%
Church & Dwight Co., Inc.	68,155	4,046,362
Procter & Gamble Co. (The)	148,344	13,155,146
		17,201,508
Interactive Media and Services — 11.5%
Alphabet, Inc., Class A(1)	75,495	82,333,337
Facebook, Inc., Class A(1)	270,057	40,991,952

11

	Shares	Value
Twitter, Inc.(1)	150,809	$5,240,613
		128,565,902
Internet and Direct Marketing Retail — 8.3%
Alibaba Group Holding Ltd. ADR(1)	35,083	4,991,609
Amazon.com, Inc.(1)	51,910	82,952,699
Booking Holdings, Inc.(1)	2,234	4,187,812
		92,132,120
IT Services — 7.5%
Fiserv, Inc.(1)	11,042	875,630
MasterCard, Inc., Class A	223,164	44,112,828
PayPal Holdings, Inc.(1)	151,604	12,763,541
VeriSign, Inc.(1)	11,159	1,590,604
Visa, Inc., Class A	174,801	24,096,318
		83,438,921
Life Sciences Tools and Services — 1.7%
Agilent Technologies, Inc.	132,436	8,580,528
Bio-Techne Corp.	25,748	4,318,455
Illumina, Inc.(1)	20,944	6,516,726
		19,415,709
Machinery — 1.3%
Evoqua Water Technologies Corp.(1)	320,362	3,075,475
Ingersoll-Rand plc	40,039	3,841,342
WABCO Holdings, Inc.(1)	73,347	7,881,135
		14,797,952
Multiline Retail — 0.5%
Target Corp.	64,336	5,380,420
Oil, Gas and Consumable Fuels — 1.3%
Concho Resources, Inc.(1)	105,239	14,637,693
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	47,359	6,509,021
Pharmaceuticals — 1.8%
Novo Nordisk A/S, B Shares	53,797	2,326,856
Zoetis, Inc.	191,002	17,218,830
		19,545,686
Road and Rail — 1.4%
Canadian Pacific Railway Ltd.	17,769	3,642,645
Norfolk Southern Corp.	34,504	5,790,806
Union Pacific Corp.	42,945	6,279,418
		15,712,869
Semiconductors and Semiconductor Equipment — 5.1%
Applied Materials, Inc.	400,163	13,157,359
ASML Holding NV	76,819	13,131,408
Broadcom, Inc.	105,373	23,549,812
KLA-Tencor Corp.	50,629	4,634,579
Maxim Integrated Products, Inc.	43,589	2,180,322
		56,653,480

12

	Shares	Value
Software — 9.9%
Adobe, Inc.(1)	65,441	$16,082,780
Microsoft Corp.	672,374	71,816,267
salesforce.com, Inc.(1)	126,600	17,374,584
Splunk, Inc.(1)	47,848	4,777,144
		110,050,775
Specialty Retail — 4.3%
Burlington Stores, Inc.(1)	47,192	8,092,956
Home Depot, Inc. (The)	132,159	23,244,125
TJX Cos., Inc. (The)	151,628	16,660,885
		47,997,966
Technology Hardware, Storage and Peripherals — 5.4%
Apple, Inc.	276,378	60,488,089
Textiles, Apparel and Luxury Goods — 2.1%
NIKE, Inc., Class B	170,058	12,761,153
Tapestry, Inc.	244,288	10,335,825
		23,096,978
Tobacco — 1.1%
Altria Group, Inc.	181,520	11,806,061
TOTAL COMMON STOCKS (Cost $732,581,462)		1,105,425,659
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $5,420,551), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $5,310,789)		5,310,494
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $2,711,761), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $2,657,078)		2,657,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,168	6,168
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,973,662)		7,973,662
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $740,555,124)		1,113,399,321
OTHER ASSETS AND LIABILITIES — 0.1%		1,630,209
TOTAL NET ASSETS — 100.0%		$1,115,029,530

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	694,861	USD	542,989	Morgan Stanley	12/31/18	$(14,466)
CAD	440,425	USD	338,400	Morgan Stanley	12/31/18	(3,406)
CAD	647,481	USD	496,795	Morgan Stanley	12/31/18	(4,310)
CAD	188,881	USD	144,525	Morgan Stanley	12/31/18	(859)
CAD	737,295	USD	562,612	Morgan Stanley	12/31/18	(1,813)
USD	5,350,330	CAD	6,896,576	Morgan Stanley	12/31/18	104,682
USD	149,448	CAD	194,226	Morgan Stanley	12/31/18	1,717
USD	118,436	CAD	153,045	Morgan Stanley	12/31/18	2,027
USD	146,922	CAD	190,230	Morgan Stanley	12/31/18	2,230
USD	132,341	CAD	173,696	Morgan Stanley	12/31/18	225
EUR	264,647	USD	305,867	Credit Suisse AG	12/31/18	(4,437)
EUR	349,834	USD	404,983	Credit Suisse AG	12/31/18	(6,526)
EUR	515,763	USD	590,806	Credit Suisse AG	12/31/18	(3,358)
EUR	373,340	USD	426,261	Credit Suisse AG	12/31/18	(1,030)
USD	10,362,234	EUR	8,748,917	Credit Suisse AG	12/31/18	397,304
USD	1,188,922	EUR	1,003,318	Credit Suisse AG	12/31/18	46,152
USD	468,675	EUR	402,504	Credit Suisse AG	12/31/18	10,228
USD	430,765	EUR	372,087	Credit Suisse AG	12/31/18	6,962
USD	952,413	EUR	826,030	Credit Suisse AG	12/31/18	11,573
USD	400,588	EUR	349,834	Credit Suisse AG	12/31/18	2,130
						$545,025

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $740,555,124)	$1,113,399,321
Receivable for investments sold	6,143,773
Receivable for capital shares sold	97,799
Unrealized appreciation on forward foreign currency exchange contracts	585,230
Dividends and interest receivable	217,560
1,120,443,683

Liabilities
Payable for investments purchased	4,042,699
Payable for capital shares redeemed	329,723
Unrealized depreciation on forward foreign currency exchange contracts	40,205
Accrued management fees	988,070
Distribution and service fees payable	13,456
5,414,153

Net Assets	$1,115,029,530

Net Assets Consist of:
Capital (par value and paid-in surplus)	$621,360,964
Distributable earnings	493,668,566
$1,115,029,530

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,080,123,861	31,173,613	$34.65
I Class, $0.01 Par Value	$2,540,072	72,012	$35.27
A Class, $0.01 Par Value	$12,135,790	358,408	$33.86*
C Class, $0.01 Par Value	$4,751,798	150,534	$31.57
R Class, $0.01 Par Value	$15,478,009	467,884	$33.08
*Maximum offering price $35.93 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $13,420)	$10,951,078
Interest	83,985
11,035,063

Expenses:
Management fees	11,709,980
Distribution and service fees:
A Class	29,199
C Class	46,707
R Class	78,719
Directors' fees and expenses	26,482
11,891,087

Net investment income (loss)	(856,024)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	122,573,534
Forward foreign currency exchange contract transactions	309,388
Foreign currency translation transactions	(3,964)
122,878,958

Change in net unrealized appreciation (depreciation) on:
Investments	(23,274,764)
Forward foreign currency exchange contracts	107,729
(23,167,035)

Net realized and unrealized gain (loss)	99,711,923

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,855,899

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$(856,024)	$(364,567)
Net realized gain (loss)	122,878,958	87,438,049
Change in net unrealized appreciation (depreciation)	(23,167,035)	126,570,224
Net increase (decrease) in net assets resulting from operations	98,855,899	213,643,706

Distributions to Shareholders
From earnings:
Investor Class	(86,141,596)	(76,992,389)
I Class	(157,527)	(24,235)
A Class	(841,233)	(892,906)
C Class	(384,114)	(367,332)
R Class	(1,261,456)	(1,122,342)
Decrease in net assets from distributions	(88,785,926)	(79,399,204)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(8,606,955)	(21,459,622)

Net increase (decrease) in net assets	1,463,018	112,784,880

Net Assets
Beginning of period	1,113,566,512	1,000,781,632
End of period	$1,115,029,530	$1,113,566,512

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. All Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class
1.000%	0.800%	1.000%	1.000%	1.000%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $9,334,145 and $7,987,319, respectively. The effect of interfund transactions on the Statement of Operations was $1,547,609 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $564,545,039 and $666,988,589, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	275,000,000		275,000,000
Sold	928,819	$32,780,365	1,210,817	$38,104,988
Issued in reinvestment of distributions	2,543,226	84,155,360	2,577,725	75,140,689
Redeemed	(3,645,506)	(128,563,749)	(4,234,620)	(133,767,212)
	(173,461)	(11,628,024)	(446,078)	(20,521,535)
I Class/Shares Authorized	20,000,000		20,000,000
Sold	34,439	1,233,710	50,801	1,694,156
Issued in reinvestment of distributions	4,684	157,527	821	24,235
Redeemed	(23,193)	(822,320)	(5,816)	(190,795)
	15,930	568,917	45,806	1,527,596
A Class/Shares Authorized	20,000,000		20,000,000
Sold	88,125	3,055,362	119,170	3,718,038
Issued in reinvestment of distributions	25,613	830,104	30,812	883,069
Redeemed	(56,116)	(1,943,945)	(206,118)	(6,452,655)
	57,622	1,941,521	(56,136)	(1,851,548)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	22,672	739,682	31,689	924,752
Issued in reinvestment of distributions	12,631	384,114	13,485	367,332
Redeemed	(24,312)	(780,905)	(56,018)	(1,659,903)
	10,991	342,891	(10,844)	(367,819)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	122,415	4,142,899	80,291	2,431,503
Issued in reinvestment of distributions	39,756	1,261,456	39,828	1,122,342
Redeemed	(153,994)	(5,236,615)	(126,203)	(3,800,161)
	8,177	167,740	(6,084)	(246,316)
Net increase (decrease)	(80,741)	$(8,606,955)	(473,336)	$(21,459,622)
6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,089,967,395	$15,458,264	—
Temporary Cash Investments	6,168	7,967,494	—
	$1,089,973,563	$23,425,758	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$585,230	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$40,205	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $16,167,751.

The value of foreign currency risk derivative instruments as of October 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $585,230 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $40,205 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $309,388 in net realized gain (loss) on forward foreign currency exchange contract transactions and $107,729 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$88,785,926	$79,399,204

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$741,157,664
Gross tax appreciation of investments	$402,140,582
Gross tax depreciation of investments	(29,898,925)
Net tax appreciation (depreciation)	$372,241,657
Undistributed ordinary income	—
Accumulated long-term gains	$122,544,324
Late-year ordinary loss deferral	$(1,117,415)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$34.51	(0.02)	2.94	2.92	(2.78)	$34.65	8.83%	1.00%	(0.06)%	49%	$1,080,124
2017	$30.56	(0.01)	6.41	6.40	(2.45)	$34.51	22.43%	1.01%	(0.03)%	44%	$1,081,686
2016	$32.53	(0.03)	0.08	0.05	(2.02)	$30.56	0.24%	1.00%	(0.09)%	49%	$971,588
2015	$34.71	(0.05)	2.71	2.66	(4.84)	$32.53	9.40%	1.00%	(0.15)%	43%	$1,082,419
2014	$35.63	(0.06)	3.64	3.58	(4.50)	$34.71	11.50%	1.00%	(0.18)%	56%	$1,079,950
I Class
2018	$35.01	0.05	2.99	3.04	(2.78)	$35.27	9.06%	0.80%	0.14%	49%	$2,540
2017	$30.92	0.02	6.52	6.54	(2.45)	$35.01	22.64%	0.81%	0.17%	44%	$1,964
2016	$32.83	0.03	0.08	0.11	(2.02)	$30.92	0.46%	0.80%	0.11%	49%	$318
2015	$34.92	0.01	2.74	2.75	(4.84)	$32.83	9.60%	0.80%	0.05%	43%	$280
2014	$35.76	—(3)	3.66	3.66	(4.50)	$34.92	11.71%	0.80%	0.02%	56%	$191
A Class
2018	$33.86	(0.11)	2.89	2.78	(2.78)	$33.86	8.56%	1.25%	(0.31)%	49%	$12,136
2017	$30.10	(0.09)	6.30	6.21	(2.45)	$33.86	22.12%	1.26%	(0.28)%	44%	$10,185
2016	$32.15	(0.10)	0.07	(0.03)	(2.02)	$30.10	(0.02)%	1.25%	(0.34)%	49%	$10,743
2015	$34.44	(0.13)	2.68	2.55	(4.84)	$32.15	9.12%	1.25%	(0.40)%	43%	$10,657
2014	$35.47	(0.14)	3.61	3.47	(4.50)	$34.44	11.22%	1.25%	(0.43)%	56%	$8,837

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$31.97	(0.35)	2.73	2.38	(2.78)	$31.57	7.76%	2.00%	(1.06)%	49%	$4,752
2017	$28.75	(0.30)	5.97	5.67	(2.45)	$31.97	21.21%	2.01%	(1.03)%	44%	$4,461
2016	$31.02	(0.31)	0.06	(0.25)	(2.02)	$28.75	(0.77)%	2.00%	(1.09)%	49%	$4,324
2015	$33.62	(0.35)	2.59	2.24	(4.84)	$31.02	8.32%	2.00%	(1.15)%	43%	$4,656
2014	$34.96	(0.38)	3.54	3.16	(4.50)	$33.62	10.40%	2.00%	(1.18)%	56%	$3,932
R Class
2018	$33.22	(0.19)	2.83	2.64	(2.78)	$33.08	8.29%	1.50%	(0.56)%	49%	$15,478
2017	$29.65	(0.16)	6.18	6.02	(2.45)	$33.22	21.79%	1.51%	(0.53)%	44%	$15,271
2016	$31.77	(0.18)	0.08	(0.10)	(2.02)	$29.65	(0.25)%	1.50%	(0.59)%	49%	$13,809
2015	$34.16	(0.20)	2.65	2.45	(4.84)	$31.77	8.87%	1.50%	(0.65)%	43%	$13,544
2014	$35.30	(0.22)	3.58	3.36	(4.50)	$34.16	10.93%	1.50%	(0.68)%	56%	$9,743

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of All Cap Growth Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of All Cap Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $88,785,926, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90973 1812

Annual Report

October 31, 2018

Balanced Fund
Investor Class (TWBIX)
I Class (ABINX)
R5 Class (ABGNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	1.72%	5.95%	8.63%	—	10/20/88
Blended Index	—	3.66%	7.58%	9.69%	—	—
S&P 500 Index	—	7.35%	11.33%	13.23%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	-2.05%	1.83%	3.94%	—	—
I Class	ABINX	1.92%	6.16%	8.85%	—	5/1/00
R5 Class	ABGNX	1.93%	—	—	5.85%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $22,900

Blended Index — $25,210

S&P 500 Index — $34,668

Bloomberg Barclays U.S. Aggregate Bond Index — $14,715

Total Annual Fund Operating Expenses
Investor Class	I Class	R5 Class
0.91%	0.71%	0.71%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Claudia Musat and Steven Rossi

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, Brian Howell, and Charles Tan.

As of October 31, 2018, Dave MacEwen stepped down from portfolio management duties due to retirement, and Charles Tan has joined the management team.

Performance Summary

Balanced returned 1.72%* for the 12 months ended October 31, 2018. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index) returned 3.66%. Balanced seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The purpose of the broad bond market exposure is to reduce the volatility of the equity portfolio, providing a more attractive overall risk/return profile for investors. The total fund’s drivers of both absolute and relative returns, however, are typically a function of the equity allocation. Therefore, the performance attribution discussion focuses primarily on the equity segment.

Information Technology and Communication Services Largest Equity Detractors

The largest detractors from relative performance were the information technology and communication services sectors. Real estate also detracted. In information technology, stock selection among semiconductors and semiconductor equipment companies was weak. Among these companies were Applied Materials and Lam Research, which were some of the top detracting individual positions during the period. They were both hurt when trade tensions escalated, as was the industry group in general. We have since exited our position in Applied Materials. Selection within IT services also hurt relative returns, as did an underweight to this industry. In particular, it hurt to have an overweight position in International Business Machines and to have no exposure to MasterCard.

In communication services, stock decisions weighed on returns, particularly in the entertainment industry. Lack of exposure to Netflix hurt results within the sector and was one of the top detracting positions during the year. Positioning in the interactive media and services industry also detracted, where an overweight position to Facebook weighed on returns. The social media company experienced multiple setbacks during the period, including scrutiny for their data sharing practices and a leadership loss from their Instagram brand.

Selection within real estate also hurt returns, particularly within equity real estate investment trusts (REITs). Exposure to PotlatchDeltic was a main detractor. REITs were disadvantaged during the period by the rising rate environment, which makes their risk/return profile look less competitive versus bonds, generally hurting demand.

Financials and Consumer Discretionary Led Equity Gains

Stock selection in the financials sector, particularly in the capital markets, insurance, and banks industries, contributed to performance. Successful stock choices within capital markets boosted returns, as overweight positions in Nasdaq and MSCI helped fund performance. In insurance, avoiding exposure to several index companies benefited relative results. An underweight to Citigroup in the banks industry was also helpful.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Positioning in the internet and catalog retail industry within the consumer discretionary sector also boosted relative results. An overweight to Amazon.com was a top contributor. Stock choices in the specialty retail industry also helped returns, as did a position in textiles, apparel, and luxury goods company Deckers Outdoor. The outdoor goods company saw strong earnings for each quarter during the period and was a top contributor to relative performance.

Other top contributors for the 12-month period included an underweight to General Electric, a company that saw its stock price decline through much of the year due to continued investor concerns over its management and business strategy. We have since closed our position in General Electric. An overweight to energy company HollyFrontier also benefited results, as its stock price rose through much of the period due to increasing oil prices.

Bond Performance Subdued

Bond market performance was negative during the year. In late 2017, the U.S. Federal Reserve (the Fed) began to unwind its balance sheet by reducing their exposure to mortgage-backed securities. It also continued down a path of well-projected and predictable 25 basis point rate hikes. Longer-term rates also rose during this time. U.S. corporate and emerging markets debt outperformed. The globe was still in its period of synchronized, strong growth.

However, a shift occurred in February of 2018. U.S. inflationary pressures began to mount, and while the U.S. economy continued to strengthen, growth in other developed countries started to slow. Corporate and emerging markets debt gave up much of their earlier gains. Riskier corporate high-yield debt recovered and outperformed significantly the last half of the period, while investment-grade corporates, whose yields are lower and tend to be more sensitive to changes in interest rates than high-yield bonds, underperformed. At the end of the 12 months, investment-grade corporate debt lagged Treasuries, which in turn trailed Treasury Inflation-Protected Securities (TIPS). Emerging markets debt did not rebound after the February volatility, and continued to deteriorate throughout the period, weighed down by a strengthening U.S. dollar, concerns over trade disputes, and upheaval in Turkey and Argentina. In this environment, the fixed-income portion of Balanced Fund lost value and slightly trailed the -2.05% return of its benchmark.

Outlook

The U.S. continues to enjoy positive economic growth and a strong job market. Wage pressures have continued to mount, leading to increased inflation and the expectation of further rate increases by the Fed. Given the disjointed global growth, strong dollar, and financial and geopolitical issues pressuring the markets abroad, it is possible other developed countries may continue to raise rates more slowly than the U.S. If this is the case, it is possible that the long end of the U.S. Treasury yield curve may remain tethered to global rates, causing additional flattening as the Fed raises the short end of the curve. With the October convergence of such variables as trade disputes, Brexit uncertainty, Turkish and Argentinean contagion risk, and Italy concerns, it is hardly a surprise that volatility came on strong the final month of the fiscal year. However, volatility adjusts valuations and can provide buying opportunities. We will continue to monitor the situation and invest appropriately. We believe that with continued uncertainty on many fronts, a diversified approach, involving exposure to a wide range of noncorrelated asset classes, is a prudent approach.

Fund Characteristics

OCTOBER 31, 2018
Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	8.4 years
Average Duration (effective)	5.8 years

Top Ten Common Stocks	% of net assets
Microsoft Corp.	2.5%
Alphabet, Inc., Class A	2.2%
Apple, Inc.	2.2%
Amazon.com, Inc.	2.1%
JPMorgan Chase & Co.	1.5%
Facebook, Inc., Class A	1.4%
UnitedHealth Group, Inc.	1.1%
Pfizer, Inc.	1.1%
Cisco Systems, Inc.	1.1%
Bank of America Corp.	1.1%

Top Five Common Stocks Industries	% of net assets
Software	4.3%
Banks	4.2%
Oil, Gas and Consumable Fuels	4.1%
Interactive Media and Services	3.6%
Semiconductors and Semiconductor Equipment	2.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	57.9%
Corporate Bonds	12.5%
U.S. Government Agency Mortgage-Backed Securities	9.8%
U.S. Treasury Securities	8.6%
Asset-Backed Securities	3.3%
Collateralized Mortgage Obligations	3.2%
Collateralized Loan Obligations	2.0%
Commercial Mortgage-Backed Securities	2.0%
Bank Loan Obligations	0.8%
Municipal Securities	0.6%
Sovereign Governments and Agencies	0.4%
U.S. Government Agency Securities	0.2%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(4.3)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$995.70	$4.53	0.90%
I Class	$1,000	$996.70	$3.52	0.70%
R5 Class	$1,000	$996.70	$3.52	0.70%
Hypothetical
Investor Class	$1,000	$1,020.67	$4.58	0.90%
I Class	$1,000	$1,021.68	$3.57	0.70%
R5 Class	$1,000	$1,021.68	$3.57	0.70%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2018

	Shares/ Principal Amount	Value
COMMON STOCKS — 57.9%
Aerospace and Defense — 2.4%
Boeing Co. (The)	21,740	$7,714,656
Curtiss-Wright Corp.	10,117	1,107,407
Lockheed Martin Corp.	9,460	2,779,821
Raytheon Co.	26,952	4,717,678
Teledyne Technologies, Inc.(1)	1,971	436,143
Textron, Inc.	66,143	3,547,249
		20,302,954
Banks — 4.2%
Bank of America Corp.	339,129	9,326,047
BB&T Corp.	11,880	584,021
Citigroup, Inc.	1,399	91,579
Fifth Third Bancorp	47,462	1,280,999
JPMorgan Chase & Co.	121,117	13,204,175
SunTrust Banks, Inc.	68,595	4,298,163
U.S. Bancorp	69,818	3,649,387
Wells Fargo & Co.	69,708	3,710,557
		36,144,928
Beverages — 0.5%
Constellation Brands, Inc., Class A	23,467	4,675,330
Biotechnology — 2.5%
AbbVie, Inc.	64,160	4,994,856
Alexion Pharmaceuticals, Inc.(1)	11,858	1,328,926
Amgen, Inc.	40,355	7,780,041
Biogen, Inc.(1)	18,964	5,770,176
Celgene Corp.(1)	28,029	2,006,876
		21,880,875
Building Products†
Resideo Technologies, Inc.(1)	4,219	88,807
Capital Markets — 0.4%
Evercore, Inc., Class A	36,508	2,982,338
Northern Trust Corp.	4,879	458,968
		3,441,306
Chemicals — 0.3%
CF Industries Holdings, Inc.	55,441	2,662,831
Trinseo SA	4,668	251,512
		2,914,343
Commercial Services and Supplies — 1.3%
Clean Harbors, Inc.(1)	3,426	233,105
MSA Safety, Inc.	16,011	1,672,189
Republic Services, Inc.	61,311	4,456,083

	Shares/ Principal Amount	Value
Waste Management, Inc.	54,017	$4,832,901
		11,194,278
Communications Equipment — 1.1%
Cisco Systems, Inc.	206,225	9,434,794
Consumer Finance — 1.6%
American Express Co.	52,983	5,442,944
Discover Financial Services	60,685	4,227,924
Synchrony Financial	136,779	3,950,177
		13,621,045
Diversified Consumer Services — 0.6%
Graham Holdings Co., Class B	1,112	646,128
H&R Block, Inc.	172,300	4,572,842
		5,218,970
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(1)	21,469	4,407,156
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	33,707	1,034,131
Verizon Communications, Inc.	53,596	3,059,795
		4,093,926
Electric Utilities — 0.2%
OGE Energy Corp.	43,217	1,562,295
Electrical Equipment — 0.1%
Generac Holdings, Inc.(1)	8,977	455,403
Electronic Equipment, Instruments and Components†
National Instruments Corp.	7,453	364,973
Energy Equipment and Services — 0.5%
Halliburton Co.	126,247	4,378,246
Entertainment — 0.5%
Electronic Arts, Inc.(1)	42,942	3,906,863
Equity Real Estate Investment Trusts (REITs) — 1.6%
Gaming and Leisure Properties, Inc.	38,709	1,304,106
Healthcare Trust of America, Inc., Class A	32,058	841,843
Highwoods Properties, Inc.	13,174	561,739
Host Hotels & Resorts, Inc.	98,693	1,886,023
Kimco Realty Corp.	145,221	2,336,606
Life Storage, Inc.	3,529	332,291
Park Hotels & Resorts, Inc.	39,084	1,136,172
PotlatchDeltic Corp.	50,634	1,835,483
PS Business Parks, Inc.	6,742	880,505
Rayonier, Inc.	11,485	346,847
Senior Housing Properties Trust	19,216	308,801
Weingarten Realty Investors	38,690	1,087,963
Weyerhaeuser Co.	27,682	737,172
		13,595,551
Food and Staples Retailing — 0.5%
US Foods Holding Corp.(1)	134,445	3,921,761

	Shares/ Principal Amount	Value
Food Products — 0.3%
General Mills, Inc.	57,749	$2,529,406
Mondelez International, Inc., Class A	9,539	400,447
		2,929,853
Health Care Equipment and Supplies — 2.5%
Abbott Laboratories	32,048	2,209,389
DexCom, Inc.(1)	1,730	229,692
Haemonetics Corp.(1)	18,852	1,969,468
Hill-Rom Holdings, Inc.	22,562	1,897,013
ICU Medical, Inc.(1)	5,165	1,315,680
Intuitive Surgical, Inc.(1)	10,195	5,313,430
Medtronic plc	70,664	6,347,041
STERIS plc	16,237	1,774,867
Varian Medical Systems, Inc.(1)	1,884	224,893
		21,281,473
Health Care Providers and Services — 1.4%
Amedisys, Inc.(1)	6,120	673,200
Express Scripts Holding Co.(1)	12,935	1,254,307
UnitedHealth Group, Inc.	37,800	9,879,030
		11,806,537
Health Care Technology — 0.4%
Cerner Corp.(1)	61,291	3,510,749
Hotels, Restaurants and Leisure — 0.3%
Darden Restaurants, Inc.	16,511	1,759,247
Las Vegas Sands Corp.	14,038	716,359
		2,475,606
Household Durables — 0.3%
Garmin Ltd.	8,156	539,601
NVR, Inc.(1)	912	2,041,995
PulteGroup, Inc.	16,105	395,700
		2,977,296
Household Products†
Procter & Gamble Co. (The)	1,227	108,810
Independent Power and Renewable Electricity Producers†
Clearway Energy, Inc., Class A	4,429	86,011
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	25,313	3,665,828
Roper Technologies, Inc.	9,003	2,546,949
		6,212,777
Insurance — 1.2%
Hartford Financial Services Group, Inc. (The)	88,829	4,034,613
Progressive Corp. (The)	75,636	5,271,829
Torchmark Corp.	8,868	750,765
		10,057,207
Interactive Media and Services — 3.6%
Alphabet, Inc., Class A(1)	17,588	19,181,121

	Shares/ Principal Amount	Value
Facebook, Inc., Class A(1)	77,987	$11,837,647
		31,018,768
Internet and Direct Marketing Retail — 2.2%
Amazon.com, Inc.(1)	11,190	17,881,732
eBay, Inc.(1)	50,753	1,473,360
		19,355,092
IT Services — 1.7%
Akamai Technologies, Inc.(1)	14,830	1,071,468
Fidelity National Information Services, Inc.	13,381	1,392,962
International Business Machines Corp.	23,187	2,676,475
Jack Henry & Associates, Inc.	4,321	647,416
MAXIMUS, Inc.	9,532	619,294
PayPal Holdings, Inc.(1)	9,189	773,622
Visa, Inc., Class A	55,824	7,695,338
		14,876,575
Leisure Products†
Brunswick Corp.	1,972	102,524
Life Sciences Tools and Services — 0.3%
Thermo Fisher Scientific, Inc.	10,453	2,442,344
Machinery — 1.0%
Caterpillar, Inc.	42,646	5,173,813
Oshkosh Corp.	16,674	936,078
Parker-Hannifin Corp.	16,023	2,429,568
		8,539,459
Mortgage Real Estate Investment Trusts (REITs)†
Two Harbors Investment Corp.	11,725	172,240
Multi-Utilities†
NorthWestern Corp.	3,436	201,899
Multiline Retail — 0.7%
Kohl's Corp.	66,770	5,056,492
Macy's, Inc.	23,364	801,152
		5,857,644
Oil, Gas and Consumable Fuels — 4.1%
Chevron Corp.	78,794	8,797,350
ConocoPhillips	79,547	5,560,335
Continental Resources, Inc.(1)	40,569	2,137,175
CVR Energy, Inc.	2,711	116,573
EOG Resources, Inc.	15,519	1,634,772
Exxon Mobil Corp.	40,808	3,251,581
HollyFrontier Corp.	58,163	3,922,513
Marathon Petroleum Corp.	71,013	5,002,866
PBF Energy, Inc., Class A	11,296	472,738
Phillips 66	45,416	4,669,673
		35,565,576
Paper and Forest Products — 0.2%
Domtar Corp.	13,559	627,917

	Shares/ Principal Amount	Value
Louisiana-Pacific Corp.	58,114	$1,265,142
		1,893,059
Personal Products — 0.4%
Edgewell Personal Care Co.(1)	64,603	3,099,652
Pharmaceuticals — 2.6%
Allergan plc	27,671	4,372,295
Bristol-Myers Squibb Co.	57,301	2,895,992
Johnson & Johnson	30,963	4,334,510
Merck & Co., Inc.	2,798	205,961
Pfizer, Inc.	225,072	9,691,600
Zoetis, Inc.	8,004	721,561
		22,221,919
Professional Services — 0.7%
CoStar Group, Inc.(1)	6,847	2,474,643
Robert Half International, Inc.	65,798	3,982,753
		6,457,396
Real Estate Management and Development — 0.3%
Jones Lang LaSalle, Inc.	20,526	2,714,769
Road and Rail — 0.6%
Norfolk Southern Corp.	28,487	4,780,973
Semiconductors and Semiconductor Equipment — 2.9%
Analog Devices, Inc.	26,355	2,206,177
Broadcom, Inc.	19,539	4,366,771
Intel Corp.	188,007	8,813,768
Lam Research Corp.	18,759	2,658,713
QUALCOMM, Inc.	73,465	4,620,214
Skyworks Solutions, Inc.	23,763	2,061,678
		24,727,321
Software — 4.3%
Adobe, Inc.(1)	30,087	7,394,181
CDK Global, Inc.	4,618	264,334
Intuit, Inc.	1,895	399,845
LogMeIn, Inc.	12,968	1,116,804
Microsoft Corp.	205,718	21,972,740
Ultimate Software Group, Inc. (The)(1)	7,608	2,028,521
VMware, Inc., Class A(1)	27,417	3,876,490
		37,052,915
Specialty Retail — 1.5%
AutoZone, Inc.(1)	6,545	4,800,561
O'Reilly Automotive, Inc.(1)	7,607	2,439,945
Ross Stores, Inc.	55,226	5,467,374
		12,707,880
Technology Hardware, Storage and Peripherals — 2.3%
Apple, Inc.	86,363	18,901,406
Seagate Technology plc	32,638	1,313,027
		20,214,433

	Shares/ Principal Amount	Value
Textiles, Apparel and Luxury Goods — 1.4%
Deckers Outdoor Corp.(1)	33,063	$4,204,622
Michael Kors Holdings Ltd.(1)	66,209	3,668,640
Tapestry, Inc.	96,629	4,088,373
		11,961,635
Thrifts and Mortgage Finance†
Essent Group Ltd.(1)	8,771	345,753
Tobacco — 0.7%
Altria Group, Inc.	99,412	6,465,757
TOTAL COMMON STOCKS (Cost $398,239,883)		499,825,706
CORPORATE BONDS — 12.5%
Aerospace and Defense — 0.1%
Lockheed Martin Corp., 3.55%, 1/15/26	$300,000	293,294
Lockheed Martin Corp., 3.80%, 3/1/45	80,000	71,415
Rockwell Collins, Inc., 4.35%, 4/15/47	80,000	74,364
United Technologies Corp., 6.05%, 6/1/36	250,000	283,023
		722,096
Air Freight and Logistics†
FedEx Corp., 4.05%, 2/15/48	80,000	67,817
United Parcel Service, Inc., 2.80%, 11/15/24	300,000	286,599
		354,416
Auto Components†
ZF North America Capital, Inc., 4.00%, 4/29/20(2)	150,000	150,032
Automobiles — 0.3%
Ford Motor Co., 4.35%, 12/8/26	240,000	218,075
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	275,000	271,124
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	150,000	157,256
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	440,000	455,837
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	400,000	375,538
General Motors Co., 4.20%, 10/1/27	100,000	91,572
General Motors Co., 5.15%, 4/1/38	260,000	230,409
General Motors Financial Co., Inc., 3.20%, 7/6/21	620,000	606,935
General Motors Financial Co., Inc., 5.25%, 3/1/26	560,000	560,006
		2,966,752
Banks — 1.9%
Bank of America Corp., 4.10%, 7/24/23	370,000	373,059
Bank of America Corp., MTN, 4.20%, 8/26/24	610,000	606,245
Bank of America Corp., MTN, 4.00%, 1/22/25	1,475,000	1,436,324
Bank of America Corp., MTN, 5.00%, 1/21/44	110,000	112,725
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(3)	140,000	133,560
Bank of America Corp., VRN, 3.00%, 12/20/22(3)	911,000	877,633
Barclays Bank plc, 5.14%, 10/14/20	200,000	204,562
Barclays plc, 4.375%, 1/12/26	200,000	192,157
BPCE SA, 3.00%, 5/22/22(2)	250,000	241,038
BPCE SA, 5.15%, 7/21/24(2)	200,000	201,549
Capital One Financial Corp., 3.75%, 7/28/26	445,000	410,031

	Shares/ Principal Amount	Value
Citigroup, Inc., 2.90%, 12/8/21	$650,000	$635,448
Citigroup, Inc., 2.75%, 4/25/22	325,000	314,220
Citigroup, Inc., 4.05%, 7/30/22	70,000	70,366
Citigroup, Inc., 3.20%, 10/21/26	1,005,000	921,925
Citigroup, Inc., 4.45%, 9/29/27	650,000	633,382
Citigroup, Inc., VRN, 3.52%, 10/27/27(3)	390,000	362,113
Commerzbank AG, 8.125%, 9/19/23(2)	200,000	225,498
Cooperatieve Rabobank UA, 3.95%, 11/9/22	450,000	446,223
Discover Bank, 3.35%, 2/6/23	250,000	241,702
Fifth Third BanCorp., 4.30%, 1/16/24	110,000	110,762
Fifth Third Bank, 2.875%, 10/1/21	250,000	245,302
HSBC Bank plc, 4.125%, 8/12/20(2)	300,000	304,273
Huntington Bancshares, Inc., 2.30%, 1/14/22	260,000	248,675
Intesa Sanpaolo SpA, 3.125%, 7/14/22(2)	220,000	200,029
Intesa Sanpaolo SpA, 5.02%, 6/26/24(2)	230,000	203,027
JPMorgan Chase & Co., 2.55%, 3/1/21	420,000	411,763
JPMorgan Chase & Co., 4.625%, 5/10/21	460,000	473,241
JPMorgan Chase & Co., 3.25%, 9/23/22	220,000	217,097
JPMorgan Chase & Co., 3.875%, 9/10/24	560,000	550,690
JPMorgan Chase & Co., 3.125%, 1/23/25	1,070,000	1,015,487
JPMorgan Chase & Co., VRN, 3.54%, 5/1/27(3)	320,000	302,751
JPMorgan Chase & Co., VRN, 3.88%, 7/24/37(3)	200,000	180,645
JPMorgan Chase & Co., VRN, 3.96%, 11/15/47(3)	100,000	87,901
JPMorgan Chase & Co., VRN, 3.90%, 1/23/48(3)	100,000	87,235
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	200,000	203,319
Regions Financial Corp., 2.75%, 8/14/22	280,000	269,474
Royal Bank of Canada, 2.15%, 10/26/20	850,000	831,174
SunTrust Bank, 3.30%, 5/15/26	200,000	187,452
US Bancorp, MTN, 3.60%, 9/11/24	330,000	324,719
Wells Fargo & Co., 3.07%, 1/24/23	210,000	203,530
Wells Fargo & Co., 4.125%, 8/15/23	200,000	200,806
Wells Fargo & Co., 3.00%, 4/22/26	350,000	322,914
Wells Fargo & Co., MTN, 3.55%, 9/29/25	160,000	153,786
Wells Fargo & Co., MTN, 4.10%, 6/3/26	210,000	204,795
Wells Fargo & Co., MTN, 4.65%, 11/4/44	200,000	188,534
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/27(3)	250,000	238,167
		16,607,308
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	1,420,000	1,348,961
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	500,000	473,870
Constellation Brands, Inc., 4.75%, 12/1/25	210,000	214,327
		2,037,158
Biotechnology — 0.7%
AbbVie, Inc., 2.50%, 5/14/20	450,000	444,284
AbbVie, Inc., 2.90%, 11/6/22	620,000	600,785
AbbVie, Inc., 3.60%, 5/14/25	120,000	114,665
AbbVie, Inc., 4.40%, 11/6/42	240,000	211,492

	Shares/ Principal Amount	Value
AbbVie, Inc., 4.70%, 5/14/45	$60,000	$54,440
Amgen, Inc., 2.20%, 5/22/19	750,000	747,129
Amgen, Inc., 2.65%, 5/11/22	390,000	377,125
Amgen, Inc., 4.66%, 6/15/51	289,000	267,708
Biogen, Inc., 3.625%, 9/15/22	520,000	519,391
Celgene Corp., 3.25%, 8/15/22	190,000	186,012
Celgene Corp., 3.625%, 5/15/24	300,000	291,740
Celgene Corp., 3.875%, 8/15/25	500,000	483,135
Celgene Corp., 3.45%, 11/15/27	70,000	63,920
Celgene Corp., 5.00%, 8/15/45	90,000	84,450
Gilead Sciences, Inc., 4.40%, 12/1/21	310,000	317,809
Gilead Sciences, Inc., 3.65%, 3/1/26	840,000	814,369
		5,578,454
Building Products†
Masco Corp., 4.45%, 4/1/25	170,000	169,562
Capital Markets†
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	270,000	236,115
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22	160,000	159,200
Dow Chemical Co. (The), 4.375%, 11/15/42	170,000	150,890
Eastman Chemical Co., 3.60%, 8/15/22	95,000	94,463
LyondellBasell Industries NV, 5.00%, 4/15/19	200,000	200,763
Westlake Chemical Corp., 4.375%, 11/15/47	210,000	178,468
		783,784
Commercial Services and Supplies†
Republic Services, Inc., 3.55%, 6/1/22	220,000	219,464
Communications Equipment — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39	130,000	157,475
CommScope Technologies LLC, 5.00%, 3/15/27(2)	460,000	414,000
		571,475
Construction Materials†
Owens Corning, 4.20%, 12/15/22	160,000	159,686
Consumer Finance — 0.4%
American Express Co., 3.00%, 10/30/24	140,000	132,527
American Express Credit Corp., MTN, 2.20%, 3/3/20	450,000	444,132
American Express Credit Corp., MTN, 2.25%, 5/5/21	450,000	437,772
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	249,050
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	241,901
CIT Group, Inc., 5.00%, 8/15/22	420,000	424,200
Discover Bank, 3.45%, 7/27/26	500,000	461,037
IHS Markit Ltd., 4.75%, 2/15/25(2)	220,000	218,346
PNC Bank N.A., 3.80%, 7/25/23	750,000	746,064
Synchrony Financial, 2.60%, 1/15/19	160,000	159,792
Synchrony Financial, 3.00%, 8/15/19	90,000	89,649
		3,604,470

	Shares/ Principal Amount	Value
Containers and Packaging — 0.1%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.25%, 9/15/22(2)	$540,000	$525,150
Ball Corp., 4.00%, 11/15/23	180,000	175,050
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	400,000	393,000
		1,093,200
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	110,000	105,877
George Washington University (The), 3.55%, 9/15/46	115,000	100,472
		206,349
Diversified Financial Services — 1.3%
Ally Financial, Inc., 3.50%, 1/27/19	100,000	100,000
Ally Financial, Inc., 4.625%, 3/30/25	300,000	294,750
Banco Santander SA, 3.50%, 4/11/22	400,000	390,770
BNP Paribas SA, 4.375%, 9/28/25(2)	200,000	193,615
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	600,000	593,453
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	280,000	278,323
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	694,000	673,025
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	860,000	851,252
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	460,000	486,336
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	460,000	440,739
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	930,000	869,948
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	100,000	98,116
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	610,000	626,472
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	240,000	234,768
Goldman Sachs Group, Inc. (The), VRN, 3.81%, 4/23/28(3)	170,000	159,876
HSBC Holdings plc, 2.95%, 5/25/21	800,000	786,822
HSBC Holdings plc, 4.30%, 3/8/26	400,000	394,946
HSBC Holdings plc, 4.375%, 11/23/26	220,000	213,719
HSBC Holdings plc, VRN, 3.26%, 3/13/22(3)	220,000	214,950
Morgan Stanley, 2.75%, 5/19/22	200,000	193,441
Morgan Stanley, 5.00%, 11/24/25	210,000	215,340
Morgan Stanley, 4.375%, 1/22/47	90,000	84,092
Morgan Stanley, MTN, 5.625%, 9/23/19	870,000	888,620
Morgan Stanley, MTN, 3.70%, 10/23/24	760,000	742,559
Morgan Stanley, MTN, 4.00%, 7/23/25	600,000	589,793
Morgan Stanley, MTN, VRN, 3.77%, 1/24/28(3)	250,000	237,213
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(2)	300,000	293,238
UBS Group Funding Switzerland AG, 4.125%, 9/24/25(2)	200,000	196,958
		11,343,134
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 5.00%, 3/1/21	250,000	257,539
AT&T, Inc., 3.875%, 8/15/21	500,000	502,176
AT&T, Inc., 3.40%, 5/15/25	890,000	836,856
AT&T, Inc., 4.10%, 2/15/28(2)	150,000	143,029
AT&T, Inc., 5.25%, 3/1/37	110,000	105,523

	Shares/ Principal Amount	Value
AT&T, Inc., 4.75%, 5/15/46	$130,000	$113,253
AT&T, Inc., 5.15%, 11/15/46(2)	288,000	262,976
AT&T, Inc., 5.45%, 3/1/47	80,000	76,154
CenturyLink, Inc., 6.15%, 9/15/19	140,000	142,100
Deutsche Telekom International Finance BV, 2.23%, 1/17/20(2)	600,000	592,309
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(2)	140,000	130,874
Orange SA, 4.125%, 9/14/21	210,000	214,101
Orange SA, 5.50%, 2/6/44	80,000	87,285
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	103,957
Telefonica Emisiones SAU, 4.10%, 3/8/27	275,000	262,100
Telefonica Emisiones SAU, 5.21%, 3/8/47	180,000	168,254
Verizon Communications, Inc., 3.50%, 11/1/24	200,000	195,878
Verizon Communications, Inc., 2.625%, 8/15/26	610,000	548,188
Verizon Communications, Inc., 4.75%, 11/1/41	150,000	141,014
Verizon Communications, Inc., 5.01%, 8/21/54	250,000	236,951
		5,120,517
Electric Utilities — 0.1%
AEP Transmission Co. LLC, 3.75%, 12/1/47	100,000	88,727
GLP Capital LP / GLP Financing II, Inc., 5.75%, 6/1/28	130,000	132,275
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(2)	250,000	238,437
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(2)	120,000	111,150
		570,589
Energy Equipment and Services — 0.1%
Halliburton Co., 3.80%, 11/15/25	220,000	214,355
Halliburton Co., 4.85%, 11/15/35	220,000	221,150
		435,505
Entertainment — 0.3%
21st Century Fox America, Inc., 6.90%, 8/15/39	150,000	192,535
21st Century Fox America, Inc., 4.75%, 9/15/44	80,000	82,770
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(2)	170,000	159,163
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	1,140,000	1,149,653
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	70,000	65,709
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	270,000	276,836
Viacom, Inc., 3.125%, 6/15/22	190,000	182,654
Viacom, Inc., 4.25%, 9/1/23	160,000	159,940
Viacom, Inc., 4.375%, 3/15/43	240,000	197,108
		2,466,368
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 5.05%, 9/1/20	130,000	133,332
American Tower Corp., 3.375%, 10/15/26	200,000	184,059
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	120,000	112,601
Boston Properties LP, 3.65%, 2/1/26	280,000	269,462
Crown Castle International Corp., 5.25%, 1/15/23	180,000	187,904
Crown Castle International Corp., 4.45%, 2/15/26	40,000	39,590

	Shares/ Principal Amount	Value
CyrusOne LP / CyrusOne Finance Corp., 5.00%, 3/15/24	$150,000	$150,375
Essex Portfolio LP, 3.625%, 8/15/22	150,000	148,411
Essex Portfolio LP, 3.25%, 5/1/23	50,000	48,495
Hospitality Properties Trust, 4.65%, 3/15/24	290,000	287,335
Hudson Pacific Properties LP, 3.95%, 11/1/27	180,000	166,439
Kilroy Realty LP, 3.80%, 1/15/23	130,000	128,461
Kimco Realty Corp., 2.80%, 10/1/26	240,000	212,823
Ventas Realty LP, 4.125%, 1/15/26	100,000	97,552
VEREIT Operating Partnership LP, 4.125%, 6/1/21	230,000	231,665
Welltower, Inc., 3.75%, 3/15/23	130,000	128,684
		2,527,188
Food and Staples Retailing — 0.2%
CVS Health Corp., 3.50%, 7/20/22	420,000	415,705
CVS Health Corp., 2.75%, 12/1/22	170,000	162,648
Kroger Co. (The), 3.30%, 1/15/21	330,000	328,662
Kroger Co. (The), 3.875%, 10/15/46	150,000	119,587
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(2)	350,000	344,250
Target Corp., 3.90%, 11/15/47	80,000	72,128
Walmart, Inc., 4.05%, 6/29/48	210,000	199,980
		1,642,960
Food Products — 0.1%
Kraft Heinz Foods Co., 5.20%, 7/15/45	140,000	131,915
Kraft Heinz Foods Co., 4.375%, 6/1/46	70,000	58,572
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(2)	360,000	353,959
		544,446
Gas Utilities — 0.8%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25	200,000	204,250
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	102,154
Enbridge, Inc., 4.00%, 10/1/23	140,000	139,949
Enbridge, Inc., 4.50%, 6/10/44	120,000	108,861
Energy Transfer LP, 7.50%, 10/15/20	150,000	159,188
Energy Transfer LP, 4.25%, 3/15/23	370,000	367,225
Energy Transfer Operating LP, 4.15%, 10/1/20	200,000	201,775
Energy Transfer Operating LP, 3.60%, 2/1/23	160,000	155,960
Energy Transfer Operating LP, 4.90%, 3/15/35	70,000	63,149
Energy Transfer Operating LP, 6.50%, 2/1/42	180,000	186,788
Energy Transfer Operating LP, 6.00%, 6/15/48	120,000	118,633
Enterprise Products Operating LLC, 5.20%, 9/1/20	450,000	463,634
Enterprise Products Operating LLC, 4.85%, 3/15/44	460,000	443,835
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	210,000	218,816
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	170,000	175,066
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	210,000	229,614
Kinder Morgan, Inc., 5.55%, 6/1/45	250,000	253,437
Magellan Midstream Partners LP, 6.55%, 7/15/19	100,000	102,357
MPLX LP, 4.875%, 6/1/25	410,000	418,588

	Shares/ Principal Amount	Value
MPLX LP, 4.50%, 4/15/38	$120,000	$107,243
MPLX LP, 5.20%, 3/1/47	90,000	85,401
ONEOK, Inc., 4.00%, 7/13/27	220,000	211,315
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	310,000	304,100
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	590,000	616,790
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	330,000	318,975
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	200,000	185,175
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	160,000	152,200
Williams Cos., Inc. (The), 4.125%, 11/15/20	300,000	302,865
Williams Cos., Inc. (The), 4.55%, 6/24/24	270,000	272,110
Williams Cos., Inc. (The), 5.10%, 9/15/45	200,000	189,626
		6,859,079
Health Care Equipment and Supplies — 0.3%
Abbott Laboratories, 3.75%, 11/30/26	326,000	321,548
Becton Dickinson and Co., 3.73%, 12/15/24	440,000	427,116
Becton Dickinson and Co., 3.70%, 6/6/27	120,000	112,911
Medtronic, Inc., 3.50%, 3/15/25	430,000	421,361
Medtronic, Inc., 4.375%, 3/15/35	200,000	199,345
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	150,000	150,054
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	148,000	146,666
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	130,000	118,933
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	110,000	117,203
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	120,000	118,703
		2,133,840
Health Care Providers and Services — 0.5%
Aetna, Inc., 2.75%, 11/15/22	130,000	124,775
Anthem, Inc., 3.65%, 12/1/27	140,000	131,135
Anthem, Inc., 4.65%, 1/15/43	210,000	199,010
Cardinal Health, Inc., 1.95%, 6/14/19	500,000	496,871
CVS Health Corp., 4.30%, 3/25/28	620,000	605,926
CVS Health Corp., 4.78%, 3/25/38	160,000	153,748
CVS Health Corp., 5.05%, 3/25/48	150,000	146,778
Duke University Health System, Inc., 3.92%, 6/1/47	160,000	150,206
Express Scripts Holding Co., 3.40%, 3/1/27	80,000	73,626
Halfmoon Parent, Inc., 4.90%, 12/15/48(2)	150,000	142,541
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46	100,000	92,728
Kaiser Foundation Hospitals, 4.15%, 5/1/47	80,000	76,505
Northwell Healthcare, Inc., 4.26%, 11/1/47	120,000	109,314
Stanford Health Care, 3.80%, 11/15/48	95,000	86,542
Tenet Healthcare Corp., 4.625%, 7/15/24	258,000	249,318
UnitedHealth Group, Inc., 2.875%, 12/15/21	230,000	226,901
UnitedHealth Group, Inc., 2.875%, 3/15/22	310,000	304,289
UnitedHealth Group, Inc., 3.75%, 7/15/25	210,000	208,176
UnitedHealth Group, Inc., 4.75%, 7/15/45	140,000	143,196

		Shares/ Principal Amount	Value
Universal Health Services, Inc., 4.75%, 8/1/22(2)		$130,000	$130,325
			3,851,910
Hotels, Restaurants and Leisure — 0.2%
Aramark Services, Inc., 5.00%, 4/1/25(2)		460,000	456,263
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24		370,000	356,236
McDonald's Corp., MTN, 3.25%, 6/10/24		100,000	97,390
McDonald's Corp., MTN, 3.375%, 5/26/25		80,000	77,193
McDonald's Corp., MTN, 4.45%, 3/1/47		330,000	309,805
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		130,000	135,848
			1,432,735
Household Durables — 0.1%
D.R. Horton, Inc., 5.75%, 8/15/23		110,000	116,239
Lennar Corp., 4.75%, 4/1/21		352,000	355,080
Lennar Corp., 4.75%, 11/29/27		150,000	140,437
Toll Brothers Finance Corp., 6.75%, 11/1/19		100,000	102,625
Toll Brothers Finance Corp., 4.35%, 2/15/28		350,000	310,625
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		100,000	100,375
			1,125,381
Industrial Conglomerates†
FedEx Corp., 4.40%, 1/15/47		170,000	152,697
Insurance — 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19		150,000	150,312
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		300,000	308,257
American International Group, Inc., 4.125%, 2/15/24		925,000	920,513
American International Group, Inc., 4.50%, 7/16/44		120,000	106,874
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		230,000	227,593
Berkshire Hathaway Finance Corp., 4.20%, 8/15/48		190,000	182,306
Berkshire Hathaway, Inc., 2.75%, 3/15/23		270,000	262,238
Berkshire Hathaway, Inc., 4.50%, 2/11/43		220,000	221,151
Chubb INA Holdings, Inc., 3.15%, 3/15/25		280,000	268,528
Chubb INA Holdings, Inc., 3.35%, 5/3/26		110,000	105,917
CNP Assurances, VRN, 4.00%, 11/18/24(3)	EUR	300,000	354,263
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		$220,000	246,267
International Lease Finance Corp., 5.875%, 8/15/22		100,000	105,410
Markel Corp., 4.90%, 7/1/22		190,000	195,383
MetLife, Inc., 4.125%, 8/13/42		110,000	99,780
MetLife, Inc., 4.875%, 11/13/43		110,000	111,032
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)		200,000	194,971
Principal Financial Group, Inc., 3.30%, 9/15/22		70,000	69,031
Prudential Financial, Inc., 3.94%, 12/7/49		477,000	414,143
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		70,000	72,232
Voya Financial, Inc., 5.70%, 7/15/43		160,000	171,680
WR Berkley Corp., 4.625%, 3/15/22		130,000	133,114
WR Berkley Corp., 4.75%, 8/1/44		90,000	86,258
			5,007,253

	Shares/ Principal Amount	Value
Internet and Direct Marketing Retail†
eBay, Inc., 2.15%, 6/5/20	$170,000	$167,049
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26	450,000	409,827
Life Sciences Tools and Services†
IQVIA, Inc., 5.00%, 10/15/26(2)	300,000	289,779
Media — 0.3%
CBS Corp., 4.00%, 1/15/26	160,000	155,099
CBS Corp., 4.85%, 7/1/42	60,000	55,861
Comcast Corp., 6.40%, 5/15/38	310,000	365,500
Comcast Corp., 4.75%, 3/1/44	260,000	254,663
Comcast Corp., 4.70%, 10/15/48	190,000	184,629
Discovery Communications LLC, 5.625%, 8/15/19	56,000	57,107
Discovery Communications LLC, 3.95%, 3/20/28	410,000	382,559
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	130,000	129,880
TEGNA, Inc., 5.125%, 7/15/20	330,000	330,412
Time Warner Cable LLC, 5.50%, 9/1/41	70,000	64,201
Time Warner Cable LLC, 4.50%, 9/15/42	100,000	81,156
Warner Media LLC, 4.70%, 1/15/21	140,000	143,365
Warner Media LLC, 2.95%, 7/15/26	370,000	328,001
Warner Media LLC, 3.80%, 2/15/27	150,000	140,683
Warner Media LLC, 5.35%, 12/15/43	120,000	113,443
		2,786,559
Metals and Mining — 0.1%
Barrick North America Finance LLC, 5.75%, 5/1/43	70,000	75,324
Southern Copper Corp., 5.25%, 11/8/42	100,000	97,731
Steel Dynamics, Inc., 4.125%, 9/15/25	300,000	282,000
Steel Dynamics, Inc., 5.00%, 12/15/26	200,000	196,000
		651,055
Multi-Utilities — 0.6%
American Electric Power Co., Inc., 3.20%, 11/13/27	110,000	102,273
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	230,000	221,950
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	160,000	157,091
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	150,000	130,234
CenterPoint Energy, Inc., 4.25%, 11/1/28	190,000	188,545
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	150,000	137,959
Dominion Energy, Inc., 2.75%, 9/15/22	210,000	202,744
Dominion Energy, Inc., 3.625%, 12/1/24	300,000	294,397
Dominion Energy, Inc., 4.90%, 8/1/41	120,000	119,964
Duke Energy Corp., 3.55%, 9/15/21	90,000	90,006
Duke Energy Florida LLC, 6.35%, 9/15/37	110,000	136,003
Duke Energy Florida LLC, 3.85%, 11/15/42	220,000	200,659
Duke Energy Progress LLC, 4.15%, 12/1/44	130,000	124,073
Exelon Corp., 5.15%, 12/1/20	220,000	225,721
Exelon Corp., 4.45%, 4/15/46	140,000	132,186
Exelon Generation Co. LLC, 4.25%, 6/15/22	120,000	121,466

	Shares/ Principal Amount	Value
Exelon Generation Co. LLC, 5.60%, 6/15/42	$70,000	$69,838
FirstEnergy Corp., 4.25%, 3/15/23	180,000	181,847
FirstEnergy Corp., 4.85%, 7/15/47	90,000	88,106
Florida Power & Light Co., 4.125%, 2/1/42	140,000	136,674
Florida Power & Light Co., 3.95%, 3/1/48	130,000	120,819
Georgia Power Co., 4.30%, 3/15/42	70,000	64,326
MidAmerican Energy Co., 4.40%, 10/15/44	250,000	249,659
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	290,000	276,269
NiSource, Inc., 5.65%, 2/1/45	140,000	151,732
Pacific Gas & Electric Co., 4.00%, 12/1/46	60,000	49,027
Potomac Electric Power Co., 3.60%, 3/15/24	120,000	119,750
Progress Energy, Inc., 3.15%, 4/1/22	90,000	88,193
Sempra Energy, 2.875%, 10/1/22	200,000	193,063
Sempra Energy, 3.25%, 6/15/27	180,000	166,059
Sempra Energy, 3.80%, 2/1/38	90,000	78,641
Sempra Energy, 4.00%, 2/1/48	100,000	86,759
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	90,000	77,193
Southern Power Co., 5.15%, 9/15/41	40,000	39,470
Southwestern Public Service Co., 3.70%, 8/15/47	100,000	89,899
Virginia Electric & Power Co., 3.45%, 2/15/24	160,000	158,183
Xcel Energy, Inc., 3.35%, 12/1/26	100,000	95,505
		5,166,283
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	150,000	140,236
Oil, Gas and Consumable Fuels — 0.7%
Anadarko Petroleum Corp., 5.55%, 3/15/26	220,000	229,244
Anadarko Petroleum Corp., 6.45%, 9/15/36	110,000	119,706
Antero Resources Corp., 5.00%, 3/1/25	230,000	224,250
Apache Corp., 4.75%, 4/15/43	120,000	107,331
BP Capital Markets plc, 4.50%, 10/1/20	100,000	102,209
Cenovus Energy, Inc., 4.25%, 4/15/27	210,000	198,357
Cimarex Energy Co., 4.375%, 6/1/24	220,000	219,319
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	140,000	140,623
Concho Resources, Inc., 4.375%, 1/15/25	270,000	269,534
Concho Resources, Inc., 4.875%, 10/1/47	260,000	246,662
Continental Resources, Inc., 4.375%, 1/15/28	640,000	619,981
Ecopetrol SA, 5.875%, 5/28/45	90,000	86,018
Encana Corp., 6.50%, 2/1/38	210,000	239,843
EOG Resources, Inc., 5.625%, 6/1/19	150,000	152,122
EOG Resources, Inc., 4.10%, 2/1/21	130,000	131,767
Equinor ASA, 2.45%, 1/17/23	190,000	182,629
Exxon Mobil Corp., 3.04%, 3/1/26	100,000	95,604
Hess Corp., 4.30%, 4/1/27	140,000	131,897
Hess Corp., 6.00%, 1/15/40	410,000	405,030
Marathon Oil Corp., 3.85%, 6/1/25	280,000	269,315
Newfield Exploration Co., 5.75%, 1/30/22	370,000	383,413
Newfield Exploration Co., 5.375%, 1/1/26	140,000	142,013

	Shares/ Principal Amount	Value
Noble Energy, Inc., 4.15%, 12/15/21	$290,000	$292,292
Petroleos Mexicanos, 6.00%, 3/5/20	77,000	78,154
Petroleos Mexicanos, 4.875%, 1/24/22	240,000	238,111
Petroleos Mexicanos, 3.50%, 1/30/23	60,000	55,410
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	46,000
Petroleos Mexicanos, 5.50%, 6/27/44	230,000	178,457
Phillips 66, 4.30%, 4/1/22	250,000	255,352
Shell International Finance BV, 2.375%, 8/21/22	130,000	125,400
Shell International Finance BV, 3.25%, 5/11/25	200,000	192,963
Shell International Finance BV, 3.625%, 8/21/42	140,000	123,130
Total Capital Canada Ltd., 2.75%, 7/15/23	120,000	115,804
		6,397,940
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(2)	350,000	362,779
International Paper Co., 4.40%, 8/15/47	190,000	164,668
		527,447
Pharmaceuticals — 0.2%
Allergan Finance LLC, 3.25%, 10/1/22	400,000	388,663
Allergan Funding SCS, 3.85%, 6/15/24	440,000	432,533
Allergan Funding SCS, 4.55%, 3/15/35	150,000	141,929
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	660,000	634,742
		1,597,867
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	176,000	176,898
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	50,000	52,636
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	220,000	216,670
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	180,000	170,345
CSX Corp., 3.40%, 8/1/24	180,000	176,139
CSX Corp., 3.25%, 6/1/27	500,000	466,086
Union Pacific Corp., 3.60%, 9/15/37	200,000	176,046
Union Pacific Corp., 4.75%, 9/15/41	150,000	150,194
Union Pacific Corp., 4.05%, 11/15/45	80,000	72,346
		1,657,360
Semiconductors and Semiconductor Equipment — 0.1%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25	210,000	192,374
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(2)	200,000	200,000
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(2)	200,000	193,500
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(2)	200,000	204,500
		790,374
Software — 0.2%
Microsoft Corp., 2.70%, 2/12/25	570,000	541,211
Microsoft Corp., 3.125%, 11/3/25	110,000	106,687
Microsoft Corp., 3.45%, 8/8/36	220,000	202,892
Microsoft Corp., 4.25%, 2/6/47	340,000	342,737
Oracle Corp., 2.50%, 10/15/22	260,000	250,343
Oracle Corp., 3.625%, 7/15/23	280,000	281,041

	Shares/ Principal Amount	Value
Oracle Corp., 2.65%, 7/15/26	$100,000	$91,561
Oracle Corp., 4.30%, 7/8/34	160,000	157,026
		1,973,498
Specialty Retail — 0.1%
Ashtead Capital, Inc., 4.125%, 8/15/25(2)	200,000	186,500
Home Depot, Inc. (The), 3.75%, 2/15/24	150,000	151,894
Home Depot, Inc. (The), 5.95%, 4/1/41	360,000	431,019
Home Depot, Inc. (The), 3.90%, 6/15/47	50,000	45,605
United Rentals North America, Inc., 4.625%, 7/15/23	320,000	318,400
		1,133,418
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 2.75%, 1/13/25	130,000	123,355
Apple, Inc., 2.50%, 2/9/25	540,000	504,324
Apple, Inc., 2.45%, 8/4/26	210,000	191,478
Apple, Inc., 3.20%, 5/11/27	250,000	237,973
Apple, Inc., 2.90%, 9/12/27	320,000	296,798
Dell International LLC / EMC Corp., 6.02%, 6/15/26(2)	820,000	851,547
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	280,000	280,565
Seagate HDD Cayman, 4.75%, 6/1/23	210,000	200,060
Seagate HDD Cayman, 4.75%, 1/1/25	100,000	91,635
		2,777,735
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, 3.125%, 7/16/22	310,000	301,986
Sprint Communications, Inc., 9.00%, 11/15/18(2)	74,000	74,240
Vodafone Group plc, 4.375%, 5/30/28	150,000	145,013
		521,239
TOTAL CORPORATE BONDS (Cost $111,054,442)		107,661,589
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 9.8%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(5) — 1.0%
FHLMC, VRN, 2.32%, 11/15/18	479,622	469,353
FHLMC, VRN, 2.36%, 11/15/18	525,879	520,979
FHLMC, VRN, 2.44%, 11/15/18	412,903	416,480
FHLMC, VRN, 2.58%, 11/15/18	201,408	199,523
FHLMC, VRN, 2.86%, 11/15/18	270,915	267,604
FHLMC, VRN, 3.07%, 11/15/18	860,658	854,978
FHLMC, VRN, 3.47%, 11/15/18	51,469	53,427
FHLMC, VRN, 3.68%, 11/15/18	80,960	82,341
FHLMC, VRN, 3.85%, 11/15/18	69,468	72,685
FHLMC, VRN, 3.89%, 11/15/18	46,503	48,759
FHLMC, VRN, 4.01%, 11/15/18	383,179	402,817
FHLMC, VRN, 4.06%, 11/15/18	166,781	175,914
FHLMC, VRN, 4.07%, 11/15/18	176,231	180,980
FHLMC, VRN, 4.12%, 11/15/18	67,008	68,466
FHLMC, VRN, 4.23%, 11/15/18	16,579	17,394
FHLMC, VRN, 4.25%, 11/15/18	20,573	21,222
FHLMC, VRN, 4.25%, 11/15/18	45,767	48,077

	Shares/ Principal Amount	Value
FHLMC, VRN, 4.28%, 11/15/18	$31,155	$32,198
FHLMC, VRN, 4.34%, 11/15/18	180,859	190,469
FNMA, VRN, 2.61%, 11/25/18	341,975	338,118
FNMA, VRN, 2.95%, 11/25/18	293,481	292,909
FNMA, VRN, 3.18%, 11/25/18	427,032	422,350
FNMA, VRN, 3.19%, 11/25/18	675,492	667,265
FNMA, VRN, 3.21%, 11/25/18	269,778	266,651
FNMA, VRN, 3.26%, 11/25/18	603,750	604,955
FNMA, VRN, 3.33%, 11/25/18	84,394	85,145
FNMA, VRN, 3.56%, 11/25/18	22,007	23,031
FNMA, VRN, 3.61%, 11/25/18	136,240	138,905
FNMA, VRN, 3.66%, 11/25/18	36,879	38,673
FNMA, VRN, 3.72%, 11/25/18	270,115	279,748
FNMA, VRN, 3.94%, 11/25/18	98,199	100,220
FNMA, VRN, 4.05%, 11/25/18	251,971	260,681
FNMA, VRN, 4.05%, 11/25/18	143,963	149,129
FNMA, VRN, 4.06%, 11/25/18	242,103	250,790
FNMA, VRN, 4.06%, 11/25/18	126,380	130,564
FNMA, VRN, 4.15%, 11/25/18	136,872	144,207
		8,317,007
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 8.8%
FHLMC, 4.50%, 1/1/19	641	651
FHLMC, 6.50%, 1/1/28	11,729	12,926
FHLMC, 5.50%, 12/1/33	99,374	107,695
FHLMC, 5.00%, 7/1/35	811,848	859,889
FHLMC, 5.50%, 1/1/38	79,627	85,067
FHLMC, 6.00%, 8/1/38	49,657	54,048
FHLMC, 3.00%, 2/1/43	815,436	778,555
FNMA, 3.00%, 11/13/18(6)	5,250,000	4,966,787
FNMA, 3.50%, 11/13/18(6)	13,900,000	13,532,411
FNMA, 4.00%, 11/13/18(6)	7,450,000	7,450,551
FNMA, 4.50%, 11/13/18(6)	1,705,000	1,745,927
FNMA, 4.50%, 5/1/19	3,107	3,153
FNMA, 4.50%, 5/1/19	5,454	5,534
FNMA, 5.00%, 9/1/20	50,593	52,149
FNMA, 6.50%, 1/1/29	18,269	20,031
FNMA, 7.50%, 7/1/29	51,287	55,388
FNMA, 7.50%, 9/1/30	9,743	10,994
FNMA, 5.00%, 7/1/31	475,700	497,031
FNMA, 6.50%, 9/1/31	14,015	15,274
FNMA, 7.00%, 9/1/31	5,173	5,501
FNMA, 6.50%, 1/1/32	13,914	15,165
FNMA, 6.50%, 8/1/32	17,853	19,787
FNMA, 5.50%, 6/1/33	54,349	58,402
FNMA, 5.50%, 7/1/33	88,408	94,769
FNMA, 5.50%, 8/1/33	162,605	174,361
FNMA, 5.50%, 9/1/33	109,582	118,338

	Shares/ Principal Amount	Value
FNMA, 5.00%, 11/1/33	$303,917	$322,639
FNMA, 5.00%, 4/1/35	396,048	419,016
FNMA, 4.50%, 9/1/35	179,799	185,152
FNMA, 5.00%, 2/1/36	254,194	269,046
FNMA, 5.50%, 4/1/36	94,253	101,144
FNMA, 5.50%, 5/1/36	181,443	194,572
FNMA, 5.00%, 11/1/36	676,087	715,329
FNMA, 5.50%, 2/1/37	46,287	49,606
FNMA, 6.00%, 7/1/37	392,988	428,729
FNMA, 6.50%, 8/1/37	68,383	72,757
FNMA, 5.50%, 7/1/39	310,566	333,056
FNMA, 5.00%, 4/1/40	750,734	794,512
FNMA, 5.00%, 6/1/40	608,729	644,058
FNMA, 4.50%, 8/1/40	938,566	972,746
FNMA, 4.50%, 9/1/40	1,846,839	1,914,037
FNMA, 3.50%, 1/1/41	1,118,971	1,099,672
FNMA, 4.00%, 1/1/41	925,919	934,732
FNMA, 4.00%, 5/1/41	995,970	1,004,016
FNMA, 4.50%, 7/1/41	349,509	362,270
FNMA, 4.50%, 9/1/41	364,673	377,312
FNMA, 4.50%, 9/1/41	1,457,335	1,508,833
FNMA, 4.00%, 12/1/41	915,140	922,555
FNMA, 4.00%, 1/1/42	548,424	552,852
FNMA, 4.00%, 1/1/42	737,732	743,689
FNMA, 3.50%, 5/1/42	1,481,466	1,455,894
FNMA, 3.50%, 6/1/42	513,042	504,187
FNMA, 3.00%, 11/1/42	1,253,538	1,197,433
FNMA, 3.50%, 5/1/45	1,348,112	1,318,595
FNMA, 6.50%, 8/1/47	12,595	13,339
FNMA, 6.50%, 9/1/47	16,009	16,878
FNMA, 6.50%, 9/1/47	769	813
FNMA, 6.50%, 9/1/47	8,418	8,877
FNMA, 3.50%, 10/1/47	6,673,426	6,503,307
FNMA, 3.50%, 3/1/48	1,944,049	1,894,186
FNMA, 4.00%, 8/1/48	4,954,992	4,962,934
GNMA, 3.00%, 11/19/18(6)	3,150,000	3,011,449
GNMA, 3.50%, 11/19/18(6)	3,300,000	3,241,541
GNMA, 4.00%, 11/19/18(6)	2,000,000	2,012,852
GNMA, 7.00%, 4/20/26	31,523	34,603
GNMA, 7.50%, 8/15/26	17,797	19,377
GNMA, 7.00%, 2/15/28	7,224	7,232
GNMA, 7.50%, 2/15/28	8,371	8,383
GNMA, 7.00%, 12/15/28	8,244	8,254
GNMA, 7.00%, 5/15/31	38,767	43,352
GNMA, 5.50%, 11/15/32	117,669	126,687
GNMA, 4.50%, 5/20/41	371,666	386,867
GNMA, 4.50%, 6/15/41	419,218	436,730

	Shares/ Principal Amount	Value
GNMA, 4.00%, 12/15/41	$663,989	$673,005
GNMA, 3.50%, 6/20/42	800,483	791,824
GNMA, 3.50%, 7/20/42	389,866	385,291
GNMA, 4.50%, 11/20/43	498,116	518,173
GNMA, 2.50%, 7/20/46	1,243,207	1,153,787
		76,398,564
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $86,362,658)		84,715,571
U.S. TREASURY SECURITIES — 8.6%
U.S. Treasury Bonds, 3.50%, 2/15/39	1,050,000	1,080,762
U.S. Treasury Bonds, 4.375%, 11/15/39	2,900,000	3,359,809
U.S. Treasury Bonds, 4.375%, 5/15/41	1,600,000	1,857,063
U.S. Treasury Bonds, 3.125%, 11/15/41	2,500,000	2,404,492
U.S. Treasury Bonds, 3.00%, 5/15/42	2,700,000	2,536,734
U.S. Treasury Bonds, 2.75%, 11/15/42	2,180,000	1,952,463
U.S. Treasury Bonds, 2.875%, 5/15/43	1,300,000	1,189,068
U.S. Treasury Bonds, 3.125%, 8/15/44	1,830,000	1,747,721
U.S. Treasury Bonds, 3.00%, 11/15/44	1,580,000	1,474,584
U.S. Treasury Bonds, 2.50%, 2/15/45	5,870,000	4,961,526
U.S. Treasury Bonds, 3.00%, 5/15/45	900,000	839,074
U.S. Treasury Bonds, 3.00%, 11/15/45	700,000	651,984
U.S. Treasury Notes, 1.50%, 2/28/19	1,000,000	997,064
U.S. Treasury Notes, 1.50%, 10/31/19	5,650,000	5,582,686
U.S. Treasury Notes, 2.50%, 5/31/20	5,000,000	4,974,023
U.S. Treasury Notes, 2.00%, 10/31/21	7,400,000	7,203,293
U.S. Treasury Notes, 1.875%, 1/31/22(7)	1,500,000	1,450,664
U.S. Treasury Notes, 1.875%, 4/30/22	1,800,000	1,736,016
U.S. Treasury Notes, 2.00%, 11/30/22	15,200,000	14,638,906
U.S. Treasury Notes, 2.75%, 5/31/23	7,700,000	7,629,166
U.S. Treasury Notes, 2.75%, 2/15/28	4,700,000	4,552,391
U.S. Treasury Notes, 2.875%, 8/15/28	1,300,000	1,270,242
TOTAL U.S. TREASURY SECURITIES (Cost $76,347,083)		74,089,731
ASSET-BACKED SECURITIES(4) — 3.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(2)	1,500,000	1,495,816
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	823,304	803,681
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.53%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.25%(2)	1,363,863	1,364,910
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(2)	60,314	60,272
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(2)	626,164	623,779
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 11/15/18(2)(5)	780,700	775,673
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	54,524	54,234
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	321,728	316,026

	Shares/ Principal Amount	Value
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	$360,830	$353,650
Hilton Grand Vacations Trust, Series 2018-AA, Class B, VRN, 3.70%, 11/25/18(2)(5)	1,693,686	1,692,685
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 2.99%, 11/17/18, resets monthly off the 1-month LIBOR plus 0.70%(2)	1,910,930	1,910,954
Invitation Homes Trust, Series 2018-SFR2, Class B, VRN, 3.36%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.08%(2)	1,225,000	1,231,611
Invitation Homes Trust, Series 2018-SFR3, Class A, VRN, 3.29%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.00%(2)	1,897,249	1,898,491
Mosaic Solar Loan Trust, Series 2018-2GS, Class A SEQ, 4.20%, 2/22/44(2)	423,855	422,189
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(2)	202,350	197,951
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	208,078	203,653
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	321,237	310,701
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(2)	821,229	793,906
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(2)	1,268,705	1,262,271
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.69%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.40%(2)	549,458	550,732
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(2)	1,000,000	973,743
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(2)	1,500,000	1,499,792
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(2)	2,550,000	2,535,076
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	199,614	197,101
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	118,819	117,974
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A SEQ, 3.50%, 6/20/35(2)	1,104,081	1,098,889
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 11/1/18(2)(5)	251,584	250,881
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 11/1/18(2)(5)	417,296	408,734
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 11/1/18(2)(5)	238,703	232,415
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 11/1/18(2)(5)	946,623	920,799
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 11/1/18(2)(5)	1,285,647	1,260,299
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 11/1/18(2)(5)	1,224,499	1,189,984
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25	126,425	125,637
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	471,303	459,748

	Shares/ Principal Amount	Value
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	$897,928	$894,102
TOTAL ASSET-BACKED SECURITIES (Cost $28,706,307)		28,488,359
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 3.2%
Private Sponsor Collateralized Mortgage Obligations — 2.3%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	12,709	12,723
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 4.22%, 11/1/18(5)	200,876	203,861
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 11/1/18(2)(5)	361,558	350,418
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.39%, 11/1/18(5)	164,171	164,218
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.07%, 11/1/18(5)	251,952	246,773
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.05%, 11/1/18(5)	452,128	449,293
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.48%, 11/1/18(5)	66,270	67,238
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.24%, 4/1/19, resets annually off the 1-year H15T1Y plus 2.15%	133,763	135,937
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	4,415	4,327
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 11/1/18(2)(5)	1,045,706	1,028,411
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 11/1/18(2)(5)	661,663	651,241
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 4.23%, 11/1/18(5)	254,157	253,210
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.39%, 11/1/18(5)	51,168	51,518
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 11/1/18(2)(5)	826,037	813,748
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.86%, 11/1/18(5)	80,423	79,630
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.97%, 11/1/18(5)	120,875	123,746
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.92%, 11/1/18(5)	191,094	190,695
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.01%, 11/1/18(5)	175,293	179,381
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.44%, 11/1/18(5)	204,996	208,012
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.23%, 11/1/18(5)	60,551	61,045
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.18%, 11/1/18(5)	32,304	32,379
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.88%, 11/1/18(5)	162,153	165,205
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 11/1/18(2)(5)	69,880	66,842
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 11/1/18(2)(5)	738,199	713,436
JPMorgan Mortgage Trust, Series 2018-6, Class 1A4 SEQ, VRN, 3.50%, 11/1/18(2)(5)	1,144,943	1,136,465

	Shares/ Principal Amount	Value
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.45%, 11/1/18(5)	$221,241	$227,357
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 4.18%, 11/25/18(5)	125,038	124,435
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.54%, 11/1/18(5)	179,574	182,582
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 11/1/18(2)(5)	1,328,018	1,334,326
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 11/1/18(2)(5)	803,790	808,989
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.78%, 11/25/18, resets monthly off the 1-month LIBOR plus 1.50%(2)	511,774	525,473
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.83%, 11/1/18(5)	72	72
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 11/1/18(5)	14,775	14,886
Sequoia Mortgage Trust, Series 2013-12, Class A1, 4.00%, 12/25/43(2)	112,975	112,247
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 11/1/18(2)(5)	549,569	532,336
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 11/1/18(2)(5)	670,458	661,331
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 11/1/18(2)(5)	845,547	849,449
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 11/1/18(2)(5)	1,176,291	1,159,821
Sequoia Mortgage Trust, Series 2018-7, Class A4, VRN, 4.00%, 11/1/18(2)(5)	1,713,394	1,717,733
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 11/1/18(2)(5)	1,343,917	1,351,903
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/1/18(2)(5)	278,728	263,773
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.31%, 11/1/18(5)	94,797	95,489
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.02%, 11/25/18, resets monthly off the 1-month LIBOR plus 0.74%	555,739	549,146
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.66%, 11/1/18(5)	353,000	348,568
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-4, Class A9, 5.50%, 5/25/34	39,773	40,392
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 4.54%, 11/1/18(5)	80,378	82,772
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.89%, 11/1/18(5)	69,875	71,554
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	47,287	46,540
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	137,484	140,678
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.36%, 11/1/18(5)	315,585	333,721
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 4.31%, 11/1/18(5)	30,200	31,309
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 4.31%, 11/1/18(5)	201,330	208,232

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 4.37%, 11/1/18(5)	$167,331	$170,424
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.35%, 11/1/18(5)	134,202	136,084
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	72,647	72,522
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	85,931	85,061
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	42,806	42,799
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	24,906	25,398
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	22,983	22,997
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.05%, 11/1/18(5)	57,229	55,127
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	108,268	113,695
		19,928,973
U.S. Government Agency Collateralized Mortgage Obligations — 0.9%
FHLMC, Series 2016-DNA4, Class M2, VRN, 3.58%, 11/25/18, resets monthly off the 1-month LIBOR plus 1.30%	40,000	40,303
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.48%, 11/25/18, resets monthly off the 1-month LIBOR plus 1.20%	63,789	64,443
FHLMC, Series 2018-DNA1, Class M1, VRN, 2.73%, 11/25/18, resets monthly off the 1-month LIBOR plus 0.45%	565,558	563,998
FHLMC, Series 77, Class H, 8.50%, 9/15/20	96	96
FHLMC, Series KF31, Class A, VRN, 2.63%, 11/25/18, resets monthly off the 1-month LIBOR plus 0.37%	1,381,364	1,380,861
FNMA, Series 2014-C02, Class 1M2, VRN, 4.88%, 11/25/18, resets monthly off the 1-month LIBOR plus 2.60%	125,000	132,960
FNMA, Series 2014-C02, Class 2M2, VRN, 4.88%, 11/25/18, resets monthly off the 1-month LIBOR plus 2.60%	550,609	582,963
FNMA, Series 2016-C04, Class 1M1, VRN, 3.73%, 11/25/18, resets monthly off the 1-month LIBOR plus 1.45%	246,673	248,282
FNMA, Series 2016-C05, Class 2M1, VRN, 3.63%, 11/25/18, resets monthly off the 1-month LIBOR plus 1.35%	126,637	126,954
FNMA, Series 2017-C01, Class 1M1, VRN, 3.58%, 11/25/18, resets monthly off the 1-month LIBOR plus 1.30%	419,831	422,573
FNMA, Series 2018-C01, Class 1M1, VRN, 2.88%, 11/25/18, resets monthly off the 1-month LIBOR plus 0.60%	1,898,102	1,899,447
FNMA, Series 2018-C02, Class 2M1, VRN, 2.93%, 11/25/18, resets monthly off the 1-month LIBOR plus 0.65%	1,834,245	1,836,595
		7,299,475
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $27,360,856)		27,228,448
COLLATERALIZED LOAN OBLIGATIONS(4) — 2.0%
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 3.49%, 1/20/19, resets quarterly off the 3-month LIBOR plus 1.02%(2)	750,000	747,049
Carlyle Global Market Strategies CLO, Series 2014-5A, Class A1RR, VRN, 3.47%, 1/15/19, resets quarterly off the 3-month LIBOR plus 1.14%(2)	950,000	950,564
Carlyle Global Market Strategies CLO, Series 2014-1A, Class A1R2, VRN, 3.42%, 1/17/19, resets quarterly off the 3-month LIBOR plus 0.97%(2)	500,000	500,741

	Shares/ Principal Amount	Value
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.47%, 1/17/19, resets quarterly off the 3-month LIBOR plus 1.02%(2)	$750,000	$746,149
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.33%, 1/24/19, resets quarterly off the 3-month LIBOR plus 0.98%(2)	1,600,000	1,589,494
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 3.58%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.11%(2)	500,000	499,324
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.41%, 1/15/19, resets quarterly off the 3-month LIBOR plus 0.97%(2)	500,000	497,413
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.41%, 1/18/19, resets quarterly off the 3-month LIBOR plus 0.97%(2)	1,250,000	1,243,647
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.59%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.12%(2)	750,000	749,445
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, VRN, 3.51%, 1/18/19, resets quarterly off the 3-month LIBOR plus 1.07%(2)	600,000	599,220
KKR CLO Ltd., Series 11, Class AR, VRN, 3.62%, 1/15/19, resets quarterly off the 3-month LIBOR plus 1.18%(2)	500,000	500,291
KKR CLO Ltd., Series 22A, Class A, VRN, 3.52%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.15%(2)	1,000,000	998,438
LCM XIV LP, Series 14A, Class AR, VRN, 3.51%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.04%(2)	750,000	749,161
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, VRN, 3.78%, 11/15/18, resets monthly off the 1-month LIBOR plus 1.50%(2)	848,000	851,560
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.40%, 1/22/19, resets quarterly off the 3-month LIBOR plus 0.95%(2)	800,000	798,714
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.42%, 1/15/19, resets quarterly off the 3-month LIBOR plus 0.98%(2)	1,250,000	1,247,902
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.59%, 1/18/19, resets quarterly off the 3-month LIBOR plus 1.15%(2)	885,000	885,973
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.40%, 1/16/19, resets quarterly off the 3-month LIBOR plus 0.96%(2)	1,100,000	1,093,214
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 3.53%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.07%(2)(8)	1,000,000	1,000,000
Voya CLO Ltd., Series 2013-3A, Class A1RR, VRN, 3.59%, 1/18/19, resets quarterly off the 3-month LIBOR plus 1.15%(2)	700,000	700,000
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 3.46%, 1/25/19, resets quarterly off the 3-month LIBOR plus 0.97%(2)	750,000	746,214
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $17,730,763)		17,694,513
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 2.0%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	625,000	606,465
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	1,000,000	978,442
Benchmark Mortgage Trust, Series 2018-B6, Class AS, 4.44%, 10/10/51	1,650,000	1,689,861
BX Trust, Series 2018-MCSF, Class A, VRN, 2.86%, 11/15/18, resets monthly off the 1-month LIBOR plus 0.58%(2)	700,000	698,036
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 11/1/18(5)	675,000	693,566

	Shares/ Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 11/1/18(5)	$775,000	$782,947
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 11/1/18(5)	900,000	905,749
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	400,000	368,157
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(2)	1,775,000	1,720,685
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	1,079,568	1,049,851
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.98%, 11/15/18, resets monthly off the 1-month LIBOR plus 0.70%(2)	1,250,000	1,250,629
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 11/1/18(5)	1,000,000	968,178
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 11/1/18(2)(5)	1,275,000	1,183,758
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 11/1/18(5)	475,000	476,041
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	920,000	887,831
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4 SEQ, 4.17%, 12/15/46	275,000	281,597
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	600,000	557,605
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	675,000	641,029
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 11/1/18(2)(5)	725,000	713,041
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	700,000	663,105
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $17,759,398)		17,116,573
BANK LOAN OBLIGATIONS(9) — 0.8%
Diversified Telecommunication Services — 0.1%
Level 3 Financing Inc., 2017 Term Loan B, 4.53%, 2/22/24, resets monthly off the 1-month LIBOR plus 2.25%	790,000	791,544
Zayo Group, LLC, 2017 Incremental Term Loan, 4.55%, 1/19/24, resets monthly off the 1-month LIBOR plus 2.25%	300,000	300,750
Zayo Group, LLC, 2017 Incremental Term Loan, 1/19/24(10)	170,000	170,425
		1,262,719
Food Products†
Post Holdings Inc., 2017 Series A Incremental Term Loan, 5/24/24(10)	200,000	200,018
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.29%, 5/24/24, resets monthly off the 1-month LIBOR plus 2.00%	45,473	45,477
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.29%, 5/24/24, resets monthly off the 1-month LIBOR plus 2.00%	146,924	146,937
		392,432
Health Care Providers and Services — 0.1%
HCA Inc., 2018 Term Loan B10, 4.30%, 3/13/25, resets monthly off the 1-month LIBOR plus 2.00%	731,325	735,439

	Shares/ Principal Amount	Value
Hotels, Restaurants and Leisure — 0.2%
Hilton Worldwide Finance, LLC, Term Loan B2, 4.03%, 10/25/23, resets monthly off the 1-month LIBOR plus 1.75%	$850,000	$851,861
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 4.30%, 3/21/25, resets monthly off the 1-month LIBOR plus 2.00%	796,555	795,133
		1,646,994
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy, Inc., 2016 Term Loan B, 4.14%, 6/30/23, resets quarterly off the 3-month LIBOR plus 1.75%	463,814	462,680
NRG Energy, Inc., 2016 Term Loan B, 6/30/23(10)	115,000	114,719
		577,399
IT Services — 0.1%
First Data Corporation, 2024 USD Term Loan, 4.29%, 4/26/24, resets monthly off the 1-month LIBOR plus 2.00%	695,000	692,032
Media†
Charter Communications Operating, LLC, 2017 Term Loan B, 4/30/25(10)	400,000	400,476
Software — 0.1%
Dell International LLC, 2017 Term Loan B, 4.31%, 9/7/23, resets monthly off the 1-month LIBOR plus 2.00%	646,734	646,789
Technology Hardware, Storage and Peripherals — 0.1%
Western Digital Corporation, 2018 Term Loan B4, 4.04%, 4/29/23, resets monthly off the 1-month LIBOR plus 1.75%	746,250	742,985
TOTAL BANK LOAN OBLIGATIONS (Cost $7,121,882)		7,097,265
MUNICIPAL SECURITIES — 0.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	195,000	254,649
Houston GO, 3.96%, 3/1/47	120,000	114,836
Los Angeles Community College District GO, 6.68%, 8/1/36	100,000	129,687
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	105,000	134,943
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	60,000	77,237
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/38	650,000	770,549
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	130,000	146,401
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	200,000	279,456
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	95,000	128,718
New York City GO, 6.27%, 12/1/37	95,000	118,175
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	117,190
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	54,594
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	245,000	242,633
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	205,000	237,183
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	210,000	252,857
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	95,000	103,945
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	105,000	125,178
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	65,000	89,760
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	120,000	137,147

	Shares/ Principal Amount	Value
State of California GO, 4.60%, 4/1/38	$355,000	$361,312
State of California GO, 7.55%, 4/1/39	100,000	142,344
State of California GO, 7.30%, 10/1/39	160,000	217,904
State of California GO, 7.60%, 11/1/40	80,000	115,780
State of Illinois GO, 5.10%, 6/1/33	345,000	326,111
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	70,000	83,408
State of Texas GO, 5.52%, 4/1/39	50,000	60,096
State of Washington GO, 5.14%, 8/1/40	20,000	22,571
TOTAL MUNICIPAL SECURITIES (Cost $4,453,797)		4,844,664
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.4%
Chile†
Chile Government International Bond, 3.25%, 9/14/21	100,000	99,630
Chile Government International Bond, 3.625%, 10/30/42	100,000	89,881
		189,511
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	310,000	314,573
Colombia Government International Bond, 7.375%, 9/18/37	300,000	363,375
Colombia Government International Bond, 6.125%, 1/18/41	100,000	108,101
		786,049
Italy†
Republic of Italy Government International Bond, 6.875%, 9/27/23	220,000	236,330
Mexico — 0.1%
Mexico Government International Bond, 4.15%, 3/28/27	600,000	572,025
Mexico Government International Bond, MTN, 4.75%, 3/8/44	400,000	355,604
		927,629
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37	70,000	85,575
Peruvian Government International Bond, 5.625%, 11/18/50	170,000	190,400
		275,975
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	300,000	303,411
Philippine Government International Bond, 6.375%, 10/23/34	150,000	182,650
		486,061
Poland — 0.1%
Republic of Poland Government International Bond, 3.00%, 3/17/23	140,000	136,529
Republic of Poland Government International Bond, 5.125%, 4/21/21	140,000	145,708
		282,237
South Africa†
Republic of South Africa Government International Bond, 4.67%, 1/17/24	110,000	105,387
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	120,000	104,700
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $3,502,783)		3,393,879

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCY SECURITIES — 0.2%
FNMA, 2.125%, 4/24/26	$270,000	$250,258
FNMA, 6.625%, 11/15/30	900,000	1,175,737
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,394,711)		1,425,995
TEMPORARY CASH INVESTMENTS — 3.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $26,317,151)	26,317,151	26,317,151
TOTAL INVESTMENT SECURITIES — 104.3% (Cost $806,351,714)		899,899,444
OTHER ASSETS AND LIABILITIES — (4.3)%		(37,128,819)
TOTAL NET ASSETS — 100.0%		$862,770,625

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	6,456	USD	7,503	JPMorgan Chase Bank N.A.	12/19/18	$(159)
USD	377,611	EUR	322,205	JPMorgan Chase Bank N.A.	12/19/18	11,125
						$10,966

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	37	December 2018	$7,400,000	$7,794,281	$(5,286)
U.S. Treasury 5-Year Notes	1	December 2018	$100,000	112,383	(780)
U.S. Treasury 10-Year Notes	4	December 2018	$400,000	473,750	(6,290)
U.S. Treasury 10-Year Ultra Notes	25	December 2018	$2,500,000	3,127,734	(61,385)
U.S. Treasury Long Bonds	17	December 2018	$1,700,000	2,348,125	(94,202)
				$13,856,273	$(167,943)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $77,325,929, which represented 9.0% of total net assets.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(6)	Forward commitment. Settlement date is indicated.

(7)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, and futures contracts. At the period end, the aggregate value of securities pledged was $412,208.

(8)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(9)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty. Final maturity date is indicated.

(10)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $806,351,714)	$899,899,444
Cash	4,143
Receivable for investments sold	18,408,592
Receivable for capital shares sold	120,688
Unrealized appreciation on forward foreign currency exchange contracts	11,125
Interest and dividends receivable	2,833,943
921,277,935

Liabilities
Payable for investments purchased	57,651,080
Payable for capital shares redeemed	160,163
Payable for variation margin on futures contracts	31,219
Unrealized depreciation on forward foreign currency exchange contracts	159
Accrued management fees	664,689
58,507,310

Net Assets	$862,770,625

Net Assets Consist of:
Capital (par value and paid-in surplus)	$722,654,451
Distributable earnings	140,116,174
$862,770,625

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$798,119,589	43,030,542	$18.55
I Class, $0.01 Par Value	$62,077,040	3,344,588	$18.56
R5 Class, $0.01 Par Value	$2,573,996	138,707	$18.56

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Interest	$10,661,781
Dividends	9,329,830
19,991,611

Expenses:
Management fees	7,972,545
Directors' fees and expenses	20,371
Other expenses	3,855
7,996,771

Net investment income (loss)	11,994,840

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	48,467,579
Forward foreign currency exchange contract transactions	21,529
Futures contract transactions	(418,349)
Swap agreement transactions	99,660
Foreign currency translation transactions	931
48,171,350

Change in net unrealized appreciation (depreciation) on:
Investments	(44,448,129)
Forward foreign currency exchange contracts	(1,706)
Futures contracts	10,203
Swap agreements	152,840
Translation of assets and liabilities in foreign currencies	(1,255)
(44,288,047)

Net realized and unrealized gain (loss)	3,883,303

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,878,143

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$11,994,840	$12,490,104
Net realized gain (loss)	48,171,350	40,041,492
Change in net unrealized appreciation (depreciation)	(44,288,047)	57,783,797
Net increase (decrease) in net assets resulting from operations	15,878,143	110,315,393

Distributions to Shareholders
From earnings:(1)
Investor Class	(46,718,422)	(19,099,576)
I Class	(4,323,186)	(1,663,812)
R5 Class	(21,216)	(46)
Decrease in net assets from distributions	(51,062,824)	(20,763,434)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	9,996,470	(15,464,903)

Net increase (decrease) in net assets	(25,188,211)	74,087,056

Net Assets
Beginning of period	887,958,836	813,871,780
End of period	$862,770,625	$887,958,836

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(12,032,665), $(1,102,956), and $(46) for Investor Class, I Class, and R5 Class, respectively. Distributions from net realized gains were $(7,066,911) and $(560,856) for Investor Class and I Class, respectively.

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers the Investor Class, I Class and R5 Class. Sale of R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.900%	0.90%
I Class	0.600% to 0.700%	0.70%
R5 Class	0.600% to 0.700%	0.70%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,514,432 and $5,854,042, respectively. The effect of interfund transactions on the Statement of Operations was $788,269 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2018 totaled $1,054,982,578, of which $520,873,248 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 totaled $1,088,599,446, of which $547,114,926 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	360,000,000		360,000,000
Sold	3,868,835	$74,382,638	3,792,164	$68,827,438
Issued in reinvestment of distributions	2,405,295	45,635,273	1,033,181	18,655,112
Redeemed	(5,429,365)	(104,029,188)	(6,045,243)	(110,644,072)
	844,765	15,988,723	(1,219,898)	(23,161,522)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	692,390	13,353,992	1,099,075	20,321,149
Issued in reinvestment of distributions	226,647	4,304,435	91,815	1,661,482
Redeemed	(1,372,689)	(26,321,224)	(777,932)	(14,291,058)
	(453,652)	(8,662,797)	412,958	7,691,573
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	137,666	2,655,767	275	5,000
Issued in reinvestment of distributions	1,095	21,216	2	46
Redeemed	(331)	(6,439)	—	—
	138,430	2,670,544	277	5,046
Net increase (decrease)	529,543	$9,996,470	(806,663)	$(15,464,903)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the R5 Class

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$499,825,706	—	—
Corporate Bonds	—	$107,661,589	—
U.S. Government Agency Mortgage-Backed Securities	—	84,715,571	—
U.S. Treasury Securities	—	74,089,731	—
Asset-Backed Securities	—	28,488,359	—
Collateralized Mortgage Obligations	—	27,228,448	—
Collateralized Loan Obligations	—	17,694,513	—
Commercial Mortgage-Backed Securities	—	17,116,573	—
Bank Loan Obligations	—	7,097,265	—
Municipal Securities	—	4,844,664	—
Sovereign Governments and Agencies	—	3,393,879	—
U.S. Government Agency Securities	—	1,425,995	—
Temporary Cash Investments	26,317,151	—	—
	$526,142,857	$373,756,587	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$11,125	—

Liabilities
Other Financial Instruments
Futures Contracts	$167,943	—	—
Forward Foreign Currency Exchange Contracts	—	$159	—
	$167,943	$159	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,000,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $406,767.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $4,533,333 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $11,000,000.

Value of Derivative Instruments as of October 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$11,125	Unrealized depreciation on forward foreign currency exchange contracts	$159
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	31,219
		$11,125		$31,378

* Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$13,102	Change in net unrealized appreciation (depreciation) on swap agreements	$(9,031)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	21,529	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,706)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(418,349)	Change in net unrealized appreciation (depreciation) on futures contracts	10,203
Other Contracts	Net realized gain (loss) on swap agreement transactions	86,558	Change in net unrealized appreciation (depreciation) on swap agreements	161,871
		$(297,160)		$161,337

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$24,785,618	$13,135,667
Long-term capital gains	$26,277,206	$7,627,767

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$808,400,218
Gross tax appreciation of investments	$121,365,589
Gross tax depreciation of investments	(29,866,363)
Net tax appreciation (depreciation) of investments	91,499,226
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(645)
Net tax appreciation (depreciation)	$91,498,581
Other book-to-tax adjustments	$(25,698)
Undistributed ordinary income	$10,973,441
Accumulated long-term gains	$37,669,850

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$19.31	0.25	0.09	0.34	(0.25)	(0.85)	(1.10)	$18.55	1.72%	0.90%	1.32%	115%	$798,120
2017	$17.39	0.26	2.10	2.36	(0.28)	(0.16)	(0.44)	$19.31	13.78%	0.91%	1.44%	112%	$814,569
2016	$17.91	0.25	0.26	0.51	(0.26)	(0.77)	(1.03)	$17.39	3.14%	0.90%	1.44%	104%	$754,957
2015	$19.38	0.26	(0.08)	0.18	(0.28)	(1.37)	(1.65)	$17.91	0.98%	0.90%	1.43%	94%	$789,209
2014	$19.19	0.25	1.66	1.91	(0.28)	(1.44)	(1.72)	$19.38	10.76%	0.90%	1.36%	64%	$815,636
I Class
2018	$19.32	0.29	0.09	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.92%	0.70%	1.52%	115%	$62,077
2017	$17.40	0.30	2.09	2.39	(0.31)	(0.16)	(0.47)	$19.32	13.99%	0.71%	1.64%	112%	$73,385
2016	$17.92	0.28	0.27	0.55	(0.30)	(0.77)	(1.07)	$17.40	3.35%	0.70%	1.64%	104%	$58,915
2015	$19.39	0.30	(0.09)	0.21	(0.31)	(1.37)	(1.68)	$17.92	1.19%	0.70%	1.63%	94%	$54,230
2014	$19.20	0.29	1.65	1.94	(0.31)	(1.44)	(1.75)	$19.39	10.98%	0.70%	1.56%	64%	$49,009
R5 Class
2018	$19.32	0.30	0.08	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.93%	0.70%	1.52%	115%	$2,574
2017(3)	$18.18	0.17	1.14	1.31	(0.17)	—	(0.17)	$19.32	7.21%	0.71%(4)	1.66%(4)	112%(5)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Balanced Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and ten-year periods and below its benchmark for the three- and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $8,631,542, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $26,277,206, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

The fund hereby designates $12,701,793 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2018.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90968 1812

Annual Report

October 31, 2018

Capital Value Fund
Investor Class (ACTIX)
I Class (ACPIX)
A Class (ACCVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ACTIX	2.01%	7.75%	10.29%	3/31/99
Russell 1000 Value Index	—	3.03%	8.60%	11.29%	—
I Class	ACPIX	2.11%	7.95%	10.52%	3/1/02
A Class	ACCVX				5/14/03
No sales charge		1.63%	7.47%	10.03%
With sales charge		-4.20%	6.20%	9.39%
Fund returns would have been lower if a portion of the fees had not been waived. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $26,632

Russell 1000 Value Index — $29,170

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class
1.11%	0.91%	1.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Woglom and Phil Sundell

Portfolio manager Brendan Healy retired from American Century Investments in April 2018. In May 2018, Phil Sundell joined Capital Value's management team.

Performance Summary

Capital Value returned 2.01%* for the 12 months ended October 31, 2018. The fund’s benchmark, the Russell 1000 Value Index, returned 3.03% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

The portfolio’s holdings in the financials sector, particularly in the capital markets and insurance industries, were key drivers of the portfolio’s underperformance. Our underweight to communication services and individual positions in the industrials, energy, and utilities sectors also detracted from relative results. Conversely, our overweight and security selection in the health care sector positively impacted performance. Holdings in the consumer discretionary and information technology sectors were also beneficial.

Financials Sector Pressured Relative Returns

A number of holdings in the financials sector pressured the fund’s 12-month results, including Chubb and Invesco. Chubb, an insurance company, underperformed on concerns over an increase in loss costs in certain segments of the commercial insurance space. The company is globally diversified, however, minimizing its exposure to any one segment. Furthermore, Chubb has been pulling back from businesses that it believes are not offering adequate returns. Asset manager Invesco declined due to disappointing net flows and a reduction in earnings estimates caused by lower fee rates. Its stock was also pressured by rumors that Invesco would acquire OppenheimerFunds.

Our underweight to communication services also weighed on performance. As bottom-up investors, our analysis leads us to believe that many securities in the sector have relatively volatile business models and leveraged balance sheets due to an increase in acquisitions within the sector. We have therefore identified a limited number of communication services stocks that meet our investment criteria.

Within the industrials sector, Johnson Controls International and General Electric (GE) were key detractors. Toward the beginning of the reporting period, Johnson Controls, a building products company, declined after providing disappointing 2018 guidance. Management detailed profitability and growth challenges as well as an unexpected tax headwind that would pressure free cash flow. Industrial conglomerate GE fell due to weak earnings, worse-than-expected cash flow generation results, a 50% dividend cut, and on concerns over deteriorating operating performance at GE Power. As the company’s long-term prospects became more uncertain and financial pressures mounted, we trimmed our position in GE.

Energy and utilities were other areas of weakness. While our overweight to energy was beneficial to performance, Schlumberger was a top individual detractor. The global oilfield services company underperformed as investors became concerned that the company’s oil production business could raise the overall risk profile of the company. Additionally, the stock was pressured by concerns that

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

the company’s profitability could be pressured by softening in the North American hydraulic fracturing market and by a delayed recovery in margins in the company’s non-U.S. operations. Utilities stocks PG&E and Edison International also declined. Both stocks were pressured by media reports linking their equipment to wildfires in California, creating liability concerns. PG&E’s stock was hurt further after the company proactively suspended its dividend to build its cash reserve until liabilities could be determined. We subsequently eliminated our position in PG&E.

While stock selection within the information technology sector was beneficial overall, Applied Materials was a key individual detractor from performance. The stock of this semiconductor company declined due to a slowdown in foundry and memory equipment orders. However, we believe Applied Materials continues to provide technology leadership, high market share, and broad product offerings.

Health Care, Consumer Discretionary, and Information Technology Holdings Contributed

The portfolio’s overweight and holdings in the health care sector aided the fund’s relative return. Hospital company HCA Healthcare was a top individual contributor. Its stock rose significantly after HCA reported strong quarterly results, due in part to better-than-expected admissions and price. The stock was also buoyed by news that competitor LifePoint Health would be acquired at a significant premium. Pfizer’s stock also rose considerably. The pharmaceutical company reported solid data on Tafamidis, its cardiomyopathy drug, and benefited from investors’ rotation into biopharmaceuticals.

Advance Auto Parts was another key contributor. This consumer discretionary holding reported strong quarterly results and raised its full-year guidance due to margin improvement and stronger-than-expected same-store sales trends. This indicated to investors that the company’s turnaround plan is starting to show signs of effectiveness.

Within the information technology sector, Cisco Systems outperformed after reporting strong quarterly earnings results. Revenues for Cisco’s campus and data center switches exceeded expectations due to a new product cycle and higher information technology infrastructure spending. Also, tax reform gives Cisco access to its cash outside of the U.S.

Portfolio Positioning

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. We use our fundamental analysis, risk/reward framework, and proprietary valuation model to invest primarily in the stocks of large companies that we believe to be undervalued.

As of October 31, 2018, the portfolio’s largest sector overweights are in health care and energy. In the health care sector, notable industry overweights are in the pharmaceuticals and health care equipment and supplies industries, where we have identified higher-quality companies with strong fundamentals and compelling risk/reward profiles. In energy, we believe we hold well-managed, higher-quality companies with strong balance sheets and attractive valuations. Our sector underweights include real estate and utilities; our valuation work continues to show that many stocks in those sectors are overvalued. Additionally, we believe rising interest rates present a headwind to those sectors. We are also underweight in the communication services sector because we have identified a limited number of stocks in the sector that meet our investment criteria.

6

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Pfizer, Inc.	3.7%
JPMorgan Chase & Co.	3.5%
Johnson & Johnson	3.2%
Wells Fargo & Co.	3.2%
Cisco Systems, Inc.	3.0%
Chevron Corp.	3.0%
Merck & Co., Inc.	2.7%
Bank of America Corp.	2.6%
Oracle Corp. (New York)	2.5%
TOTAL SA	2.5%

Top Five Industries	% of net assets
Banks	14.9%
Pharmaceuticals	11.9%
Oil, Gas and Consumable Fuels	11.6%
Health Care Equipment and Supplies	5.8%
Health Care Providers and Services	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.7%
Foreign Common Stocks*	6.3%
Total Common Stocks	99.0%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	—**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,008.20	$5.06	1.00%
I Class	$1,000	$1,008.20	$4.05	0.80%
A Class	$1,000	$1,005.90	$6.32	1.25%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
I Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 1.4%
Textron, Inc.	9,250	$496,078
United Technologies Corp.	11,740	1,458,225
		1,954,303
Air Freight and Logistics — 0.3%
United Parcel Service, Inc., Class B	4,070	433,618
Airlines — 0.7%
Alaska Air Group, Inc.	7,120	437,310
Southwest Airlines Co.	9,480	465,468
		902,778
Auto Components — 0.9%
Aptiv plc	4,170	320,256
BorgWarner, Inc.	14,700	579,327
Delphi Technologies plc	17,130	367,267
		1,266,850
Banks — 14.9%
Bank of America Corp.	130,600	3,591,500
BB&T Corp.	23,090	1,135,104
Citigroup, Inc.	29,015	1,899,322
JPMorgan Chase & Co.	44,260	4,825,225
KeyCorp	20,520	372,643
PNC Financial Services Group, Inc. (The)	11,535	1,482,132
U.S. Bancorp	52,980	2,769,265
Wells Fargo & Co.	82,190	4,374,974
		20,450,165
Beverages — 0.8%
PepsiCo, Inc.	9,540	1,072,105
Biotechnology — 1.2%
Amgen, Inc.	8,475	1,633,895
Building Products — 1.1%
Johnson Controls International plc	47,745	1,526,408
Capital Markets — 3.5%
Ameriprise Financial, Inc.	4,820	613,297
BlackRock, Inc.	2,920	1,201,346
Goldman Sachs Group, Inc. (The)	3,100	698,647
Invesco Ltd.	28,265	613,633
Morgan Stanley	18,535	846,308
State Street Corp.	13,310	915,063
		4,888,294
Chemicals — 1.2%
DowDuPont, Inc.	25,300	1,364,176

10

	Shares	Value
LyondellBasell Industries NV, Class A	3,680	$328,514
		1,692,690
Communications Equipment — 3.0%
Cisco Systems, Inc.	89,815	4,109,036
Containers and Packaging — 0.5%
WestRock Co.	15,445	663,672
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	5,655	1,160,858
Diversified Telecommunication Services — 3.4%
AT&T, Inc.	54,555	1,673,748
Verizon Communications, Inc.	51,715	2,952,409
		4,626,157
Electric Utilities — 2.9%
Edison International	12,765	885,763
Eversource Energy	16,365	1,035,250
Pinnacle West Capital Corp.	6,625	544,906
Xcel Energy, Inc.	31,385	1,538,179
		4,004,098
Electrical Equipment — 1.2%
Eaton Corp. plc	16,530	1,184,705
Hubbell, Inc.	4,725	480,533
		1,665,238
Energy Equipment and Services — 2.6%
Baker Hughes a GE Co.	36,555	975,653
Schlumberger Ltd.	50,240	2,577,814
		3,553,467
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.	3,110	484,569
Weyerhaeuser Co.	7,845	208,912
		693,481
Food and Staples Retailing — 1.8%
Walmart, Inc.	24,250	2,431,790
Food Products — 2.4%
Kellogg Co.	17,575	1,150,811
Mondelez International, Inc., Class A	50,590	2,123,768
		3,274,579
Health Care Equipment and Supplies — 5.8%
Abbott Laboratories	25,975	1,790,717
Medtronic plc	37,240	3,344,897
Siemens Healthineers AG(1)	20,150	835,090
Zimmer Biomet Holdings, Inc.	17,570	1,995,776
		7,966,480
Health Care Providers and Services — 4.8%
Aetna, Inc.	4,080	809,472
Anthem, Inc.	3,990	1,099,524
Cardinal Health, Inc.	11,455	579,623
CVS Health Corp.	22,410	1,622,260

11

	Shares	Value
HCA Healthcare, Inc.	13,310	$1,777,285
McKesson Corp.	6,220	776,007
		6,664,171
Household Products — 2.6%
Kimberly-Clark Corp.	6,710	699,853
Procter & Gamble Co. (The)	32,070	2,843,968
		3,543,821
Industrial Conglomerates — 1.2%
General Electric Co.	80,300	811,030
Siemens AG	6,865	790,939
		1,601,969
Insurance — 4.3%
Allstate Corp. (The)	7,070	676,740
American International Group, Inc.	13,590	561,131
Chubb Ltd.	21,370	2,669,327
MetLife, Inc.	23,980	987,736
Principal Financial Group, Inc.	5,640	265,475
Prudential Financial, Inc.	8,370	784,939
		5,945,348
Machinery — 1.3%
IMI plc	41,965	533,447
Ingersoll-Rand plc	8,820	846,191
Stanley Black & Decker, Inc.	3,620	421,802
		1,801,440
Multi-Utilities — 0.4%
WEC Energy Group, Inc.	7,880	538,992
Multiline Retail — 0.6%
Target Corp.	10,615	887,732
Oil, Gas and Consumable Fuels — 11.6%
Anadarko Petroleum Corp.	17,240	917,168
Chevron Corp.	36,400	4,064,060
ConocoPhillips	15,005	1,048,849
Exxon Mobil Corp.	21,485	1,711,925
Noble Energy, Inc.	34,690	862,047
Occidental Petroleum Corp.	31,575	2,117,735
Royal Dutch Shell plc, Class B ADR	28,930	1,900,990
TOTAL SA	57,730	3,397,556
		16,020,330
Pharmaceuticals — 11.9%
Allergan plc	6,125	967,811
Bristol-Myers Squibb Co.	23,155	1,170,254
Johnson & Johnson	31,515	4,411,785
Merck & Co., Inc.	50,850	3,743,068
Pfizer, Inc.	116,880	5,032,853
Roche Holding AG	4,475	1,089,036
		16,414,807

12

	Shares	Value
Road and Rail — 0.5%
Union Pacific Corp.	4,650	$679,923
Semiconductors and Semiconductor Equipment — 3.0%
Applied Materials, Inc.	26,155	859,977
Intel Corp.	39,765	1,864,183
Microchip Technology, Inc.	4,530	297,983
QUALCOMM, Inc.	16,790	1,055,923
		4,078,066
Software — 2.5%
Oracle Corp. (New York)	70,320	3,434,429
Specialty Retail — 1.8%
Advance Auto Parts, Inc.	7,500	1,198,200
AutoZone, Inc.(1)	720	528,098
L Brands, Inc.	12,600	408,492
Lowe's Cos., Inc.	4,055	386,117
		2,520,907
Technology Hardware, Storage and Peripherals — 0.7%
Apple, Inc.	4,650	1,017,699
Textiles, Apparel and Luxury Goods — 0.6%
Ralph Lauren Corp.	3,475	450,395
Tapestry, Inc.	7,960	336,787
		787,182
Tobacco — 0.3%
Altria Group, Inc.	5,775	375,606
TOTAL COMMON STOCKS (Cost $92,607,752)		136,282,384
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $958,031), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $938,631)		938,579
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $480,505), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $469,014)		469,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,483	1,483
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,409,062)		1,409,062
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $94,016,814)		137,691,446
OTHER ASSETS AND LIABILITIES†		(49,774)
TOTAL NET ASSETS — 100.0%		$137,641,672

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	31,504	USD	32,010	UBS AG	12/31/18	$(534)
CHF	38,664	USD	38,992	UBS AG	12/31/18	(363)
USD	36,870	CHF	36,516	UBS AG	12/31/18	387
USD	21,609	CHF	21,659	UBS AG	12/31/18	(31)
USD	888,864	CHF	846,670	UBS AG	12/31/18	42,954
USD	25,640	CHF	25,239	UBS AG	12/31/18	424
EUR	111,842	USD	129,233	Credit Suisse AG	12/31/18	(1,846)
EUR	152,579	USD	177,522	Credit Suisse AG	12/31/18	(3,735)
EUR	97,863	USD	112,102	Credit Suisse AG	12/31/18	(637)
USD	4,384,122	EUR	3,701,549	Credit Suisse AG	12/31/18	168,094
USD	131,150	EUR	112,209	Credit Suisse AG	12/31/18	3,345
GBP	70,474	USD	93,022	Morgan Stanley	12/31/18	(2,653)
GBP	69,293	USD	89,527	Morgan Stanley	12/31/18	(672)
USD	1,950,447	GBP	1,466,744	Morgan Stanley	12/31/18	69,629
USD	67,096	GBP	50,653	Morgan Stanley	12/31/18	2,144
USD	126,299	GBP	95,906	Morgan Stanley	12/31/18	3,319
						$279,825

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $94,016,814)	$137,691,446
Receivable for capital shares sold	3,219
Unrealized appreciation on forward foreign currency exchange contracts	290,296
Dividends and interest receivable	148,882
138,133,843

Liabilities
Payable for investments purchased	274,934
Payable for capital shares redeemed	85,635
Unrealized depreciation on forward foreign currency exchange contracts	10,471
Accrued management fees	120,480
Distribution and service fees payable	651
492,171

Net Assets	$137,641,672

Net Assets Consist of:
Capital (par value and paid-in surplus)	$90,219,542
Distributable earnings	47,422,130
$137,641,672

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$132,588,316	15,384,654	$8.62
I Class, $0.01 Par Value	$2,096,000	242,276	$8.65
A Class, $0.01 Par Value	$2,957,356	344,578	$8.58*
*Maximum offering price $9.10 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $36,072)	$3,867,071
Interest	20,494
3,887,565

Expenses:
Management fees	1,620,402
Distribution and service fees - A Class	9,413
Directors' fees and expenses	3,288
1,633,103
Fees waived(1)	(147,743)
1,485,360

Net investment income (loss)	2,402,205

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,482,104
Forward foreign currency exchange contract transactions	282,515
Foreign currency translation transactions	(1,182)
2,763,437

Change in net unrealized appreciation (depreciation) on:
Investments	(2,049,980)
Forward foreign currency exchange contracts	145,049
Translation of assets and liabilities in foreign currencies	(485)
(1,905,416)

Net realized and unrealized gain (loss)	858,021

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,260,226

(1)	Amount consists of $141,592, $2,386 and $3,765 for Investor Class, I Class and A Class, respectively.

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$2,402,205	$2,701,441
Net realized gain (loss)	2,763,437	14,344,889
Change in net unrealized appreciation (depreciation)	(1,905,416)	6,707,469
Net increase (decrease) in net assets resulting from operations	3,260,226	23,753,799

Distributions to Shareholders
From earnings:(1)
Investor Class	(15,003,404)	(11,736,641)
I Class	(282,306)	(173,641)
A Class	(379,836)	(370,652)
Decrease in net assets from distributions	(15,665,546)	(12,280,934)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,336,826)	943,959

Net increase (decrease) in net assets	(14,742,146)	12,416,824

Net Assets
Beginning of period	152,383,818	139,966,994
End of period	$137,641,672	$152,383,818

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(2,191,476), $(35,875), and $(59,449) for Investor Class, I Class and A Class, respectively. Distributions from net realized gains were $(9,545,165), $(137,766), $(311,203) for Investor Class, I Class and A Class, respectively.

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class and A Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

18

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). During the period ended October 31, 2018, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2018, are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.900% to 1.100%	1.10%	1.00%
I Class	0.700% to 0.900%	0.90%	0.80%
A Class	0.900% to 1.100%	1.10%	1.00%

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the period ended October 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $250,306 and $195,362, respectively. The effect of interfund transactions on the Statement of Operations was $(65,646) in net realized gain (loss) on investment transactions.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $25,114,746 and $39,063,984, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	180,000,000		180,000,000
Sold	680,332	$6,099,662	1,153,110	$10,522,431
Issued in reinvestment of distributions	1,625,614	14,207,863	1,257,615	11,104,738
Redeemed	(2,402,247)	(21,407,797)	(2,277,001)	(20,744,578)
	(96,301)	(1,100,272)	133,724	882,591
I Class/Shares Authorized	20,000,000		20,000,000
Sold	63,598	555,668	151,082	1,380,796
Issued in reinvestment of distributions	17,238	151,008	12,824	113,359
Redeemed	(168,691)	(1,517,600)	(53,781)	(491,331)
	(87,855)	(810,924)	110,125	1,002,824
A Class/Shares Authorized	40,000,000		40,000,000
Sold	120,799	1,076,313	156,156	1,420,499
Issued in reinvestment of distributions	43,164	376,394	41,700	367,377
Redeemed	(212,835)	(1,878,337)	(301,198)	(2,729,332)
	(48,872)	(425,630)	(103,342)	(941,456)
Net increase (decrease)	(233,028)	$(2,336,826)	140,507	$943,959

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$129,636,316	$6,646,068	—
Temporary Cash Investments	1,483	1,407,579	—
	$129,637,799	$8,053,647	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$290,296	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$10,471	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $7,699,996.

The value of foreign currency risk derivative instruments as of October 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $290,296 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $10,471 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $282,515 in net realized gain (loss) on forward foreign currency exchange contract transactions and $145,049 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$2,258,549	$2,286,800
Long-term capital gains	$13,406,997	$9,994,134

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$94,602,575
Gross tax appreciation of investments	$45,916,156
Gross tax depreciation of investments	(2,827,285)
Net tax appreciation (depreciation) of investments	43,088,871
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(485)
Net tax appreciation (depreciation)	$43,088,386
Undistributed ordinary income	$2,094,098
Accumulated long-term gains	$2,239,646

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$9.40	0.14	0.06	0.20	(0.14)	(0.84)	(0.98)	$8.62	2.01%	1.00%	1.10%	1.63%	1.53%	17%	$132,588
2017	$8.71	0.16	1.29	1.45	(0.14)	(0.62)	(0.76)	$9.40	17.24%	1.01%	1.11%	1.76%	1.66%	26%	$145,583
2016	$9.05	0.14	0.21	0.35	(0.14)	(0.55)	(0.69)	$8.71	4.36%	1.00%	1.10%	1.72%	1.62%	45%	$133,732
2015	$9.71	0.12	(0.08)	0.04	(0.13)	(0.57)	(0.70)	$9.05	0.61%	1.00%	1.10%	1.28%	1.18%	31%	$143,698
2014	$8.51	0.12	1.20	1.32	(0.12)	—	(0.12)	$9.71	15.68%	1.00%	1.10%	1.32%	1.22%	31%	$151,715
I Class
2018	$9.44	0.16	0.05	0.21	(0.16)	(0.84)	(1.00)	$8.65	2.11%	0.80%	0.90%	1.83%	1.73%	17%	$2,096
2017	$8.74	0.18	1.30	1.48	(0.16)	(0.62)	(0.78)	$9.44	17.55%	0.81%	0.91%	1.96%	1.86%	26%	$3,116
2016	$9.08	0.16	0.21	0.37	(0.16)	(0.55)	(0.71)	$8.74	4.67%	0.80%	0.90%	1.92%	1.82%	45%	$1,924
2015	$9.74	0.14	(0.08)	0.06	(0.15)	(0.57)	(0.72)	$9.08	0.72%	0.80%	0.90%	1.48%	1.38%	31%	$3,071
2014	$8.54	0.14	1.20	1.34	(0.14)	—	(0.14)	$9.74	15.86%	0.80%	0.90%	1.52%	1.42%	31%	$3,019

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$9.37	0.12	0.05	0.17	(0.12)	(0.84)	(0.96)	$8.58	1.63%	1.25%	1.35%	1.38%	1.28%	17%	$2,957
2017	$8.68	0.13	1.30	1.43	(0.12)	(0.62)	(0.74)	$9.37	16.99%	1.26%	1.36%	1.51%	1.41%	26%	$3,685
2016	$9.01	0.12	0.22	0.34	(0.12)	(0.55)	(0.67)	$8.68	4.21%	1.25%	1.35%	1.47%	1.37%	45%	$4,312
2015	$9.67	0.09	(0.07)	0.02	(0.11)	(0.57)	(0.68)	$9.01	0.34%	1.25%	1.35%	1.03%	0.93%	31%	$4,504
2014	$8.48	0.10	1.19	1.29	(0.10)	—	(0.10)	$9.67	15.32%	1.25%	1.35%	1.07%	0.97%	31%	$4,107

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Capital Value Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of

32

the Fund's annual unified management fee of 0.10% (e.g., the Investor Class unified fee will be reduced from 1.10% to 1.00%) for at least one year, beginning August 1, 2018. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $2,258,549, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $13,600,805, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

The fund utilized earnings and profits of $416,192 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90972 1812

Annual Report

October 31, 2018

Growth Fund
Investor Class (TWCGX)
I Class (TWGIX)
Y Class (AGYWX)
A Class (TCRAX)
C Class (TWRCX)
R Class (AGWRX)
R5 Class (AGWUX)
R6 Class (AGRDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	10.22%	11.99%	13.72%	—	6/30/71
Russell 1000 Growth Index	—	10.71%	13.43%	15.45%	—	—
I Class	TWGIX	10.46%	12.22%	13.94%	—	6/16/97
Y Class	AGYWX	10.61%	—	—	16.63%	4/10/17
A Class	TCRAX					6/4/97
No sales charge		9.94%	11.71%	13.44%	—
With sales charge		3.62%	10.40%	12.77%	—
C Class	TWRCX	9.12%	10.88%	—	11.82%	3/1/10
R Class	AGWRX	9.66%	11.43%	13.15%	—	8/29/03
R5 Class	AGWUX	10.45%	—	—	16.45%	4/10/17
R6 Class	AGRDX	10.60%	12.38%	—	13.23%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Although the fund’s actual inception date was October 31, 1958, the Investor Class inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $36,189

Russell 1000 Growth Index — $42,082

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Performance Summary

Growth returned 10.22%* for the 12 months ended October 31, 2018, lagging the 10.71% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted solid returns during the reporting period despite a sharp drop in the final month of the fund’s fiscal year. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum, providing a tailwind for the fund. Within the Russell 1000 Growth Index, all sectors but materials, energy, and communication services posted gains. The small utilities segment—a sector that rarely offers the kind of growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology and consumer discretionary stocks.

Stock selection in the information technology sector was a significant source of underperformance relative to the benchmark. Stock choices among communication services companies and an overweight to the sector also detracted. Health care, consumer discretionary, and industrials were the fund’s top-contributing sectors, primarily due to stock selection.

Information Technology Stocks Led Detractors

Software and semiconductors and semiconductor equipment stocks were significant detractors in the information technology sector. Applied Materials was a major detractor. The semiconductor equipment maker reported a solid quarter, but memory pricing is worsening, and there’s a concern that reduced 2019 capital spending will impact the industry. We believe the company’s business model offers less cyclicality and more secular growth than in previous cycles and therefore see upside potential. Underweighting Apple detracted. At the end of July, the company reported strong quarterly revenues and earnings. iPhones continued to generate strong revenues. The market also expects strong sales of the new iPhones and other products that were announced in September.

Stock choices in the entertainment industry led underperformance in communication services, a sector introduced at the end of September 2018 comprising stocks previously in a range of other sectors. Detractors in the sector included underweighting Netflix relative to the benchmark. Netflix saw its stock price climb for most of the period as a result of expectations for solid user growth, particularly overseas, powered by new streaming content. The social media giant Facebook reported disappointing revenue and user growth. Investors also worried about regulatory risk and privacy concerns in the wake of a security breach that compromised some user accounts. We believe the stock offers strong free cash flow and has significant ongoing growth potential.

Other significant detractors included Royal Caribbean Cruises. Increased fuel prices coupled with adverse currency moves led to reductions in earnings estimates, hurting the stock price. In addition, investors continued to be concerned about capacity additions.

Health Care Holdings Aided Performance

Health care equipment and supplies companies led performance in the health care sector. Medical device maker Edwards Lifesciences soared on rumors that it might be a takeover target. The

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

company has been a solid performer based on strong sales of its heart valve replacement device, and the market for the device has broadened beyond major medical centers.

Stock choices among internet and direct marketing retailers benefited performance in the consumer discretionary sector. Online retailer Amazon.com was a significant contributor. The company continued to demonstrate growth in its Amazon Web Services cloud business as well as strong performance on the e-commerce side. Among multiline retailers, Target was a top contributor, aided by strong 2017 holiday sales. Target also benefited from strong economic growth and improved consumer confidence.

Palo Alto Networks was another key contributor. Quarterly results for the enterprise security company highlighted improved sales execution and traction with its refreshed product line. Coupled with margin expansion, we think Palo Alto should deliver attractive cash-flow growth. The Boeing Co. outperformed as the aerospace and defense company logged new orders. Boeing also stands to benefit from the renegotiated North American Free Trade Agreement.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

As we noted earlier, at the end of September index provider FTSE Russell introduced the communication services sector. At the same time, Russell eliminated telecommunication services, a sector where the portfolio had no holdings. Communication services includes stocks of companies that had previously been in a range of other sectors. For example, portfolio holdings Facebook and Google parent Alphabet, which had been included in the information technology sector, are now part of communication services. As a result of Russell’s sector shifts, communication services represented the portfolio’s largest overweight relative to the benchmark, and information technology ended the period as our largest underweight sector.

6

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	8.1%
Microsoft Corp.	8.0%
Amazon.com, Inc.	6.9%
Apple, Inc.	5.4%
Visa, Inc., Class A	4.8%
Facebook, Inc., Class A	3.9%
Boeing Co. (The)	3.3%
Lockheed Martin Corp.	2.4%
PayPal Holdings, Inc.	2.1%
Broadcom, Inc.	2.1%

Top Five Industries	% of net assets
Interactive Media and Services	12.5%
Software	9.9%
IT Services	7.8%
Internet and Direct Marketing Retail	6.9%
Aerospace and Defense	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,036.80	$4.98	0.97%
I Class	$1,000	$1,037.90	$3.96	0.77%
Y Class	$1,000	$1,038.80	$3.19	0.62%
A Class	$1,000	$1,035.50	$6.26	1.22%
C Class	$1,000	$1,031.40	$10.09	1.97%
R Class	$1,000	$1,034.10	$7.54	1.47%
R5 Class	$1,000	$1,037.90	$3.96	0.77%
R6 Class	$1,000	$1,038.50	$3.19	0.62%
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
I Class	$1,000	$1,021.32	$3.92	0.77%
Y Class	$1,000	$1,022.08	$3.16	0.62%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R5 Class	$1,000	$1,021.32	$3.92	0.77%
R6 Class	$1,000	$1,022.08	$3.16	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 5.7%
Boeing Co. (The)	733,851	$260,414,366
Lockheed Martin Corp.	668,071	196,312,663
		456,727,029
Air Freight and Logistics — 1.1%
XPO Logistics, Inc.(1)	961,630	85,950,489
Airlines — 1.7%
Delta Air Lines, Inc.	2,470,514	135,211,231
Biotechnology — 2.8%
Biogen, Inc.(1)	400,169	121,759,422
Exelixis, Inc.(1)	1,607,807	22,300,283
Vertex Pharmaceuticals, Inc.(1)	471,337	79,872,768
		223,932,473
Capital Markets — 1.7%
Charles Schwab Corp. (The)	1,545,301	71,454,718
S&P Global, Inc.	350,708	63,941,083
		135,395,801
Communications Equipment — 1.2%
Palo Alto Networks, Inc.(1)	541,192	99,059,784
Consumer Finance — 1.6%
American Express Co.	1,235,743	126,947,878
Electronic Equipment, Instruments and Components — 0.9%
CDW Corp.	818,537	73,676,515
Energy Equipment and Services — 0.5%
Halliburton Co.	1,224,937	42,480,815
Entertainment — 2.9%
Electronic Arts, Inc.(1)	586,640	53,372,507
Liberty Media Corp-Liberty Formula One, Class C(1)	629,512	20,824,257
Netflix, Inc.(1)	363,108	109,578,732
Take-Two Interactive Software, Inc.(1)	333,098	42,926,340
		226,701,836
Equity Real Estate Investment Trusts (REITs) — 2.4%
Equity Residential	1,007,337	65,436,612
SBA Communications Corp.(1)	760,976	123,407,478
		188,844,090
Food and Staples Retailing — 1.1%
Walmart, Inc.	908,754	91,129,851
Food Products — 1.3%
Mondelez International, Inc., Class A	2,428,951	101,967,363
Health Care Equipment and Supplies — 4.2%
ABIOMED, Inc.(1)	102,280	34,897,936
Boston Scientific Corp.(1)	2,931,056	105,928,364

10

	Shares	Value
Edwards Lifesciences Corp.(1)	261,139	$38,544,117
IDEXX Laboratories, Inc.(1)	89,294	18,941,043
Intuitive Surgical, Inc.(1)	209,768	109,326,886
Penumbra, Inc.(1)	207,441	28,211,976
		335,850,322
Health Care Providers and Services — 2.9%
Quest Diagnostics, Inc.	1,104,401	103,935,178
Tivity Health, Inc.(1)	673,539	23,176,477
WellCare Health Plans, Inc.(1)	383,984	105,975,744
		233,087,399
Health Care Technology — 0.6%
Cerner Corp.(1)	759,948	43,529,821
Hotels, Restaurants and Leisure — 3.7%
Chipotle Mexican Grill, Inc.(1)	93,910	43,229,590
Darden Restaurants, Inc.	199,584	21,265,675
Las Vegas Sands Corp.	1,267,020	64,656,031
Royal Caribbean Cruises Ltd.	1,545,796	161,891,215
		291,042,511
Household Products — 1.6%
Church & Dwight Co., Inc.	421,751	25,039,357
Procter & Gamble Co. (The)	1,117,428	99,093,515
		124,132,872
Interactive Media and Services — 12.5%
Alphabet, Inc., Class A(1)	590,716	644,223,055
Facebook, Inc., Class A(1)	2,040,942	309,794,586
Twitter, Inc.(1)	1,205,513	41,891,577
		995,909,218
Internet and Direct Marketing Retail — 6.9%
Amazon.com, Inc.(1)	341,471	545,674,073
IT Services — 7.8%
Fiserv, Inc.(1)	530,597	42,076,342
PayPal Holdings, Inc.(1)	1,978,870	166,601,065
VeriSign, Inc.(1)	207,644	29,597,576
Visa, Inc., Class A	2,747,100	378,687,735
		616,962,718
Life Sciences Tools and Services — 1.4%
Agilent Technologies, Inc.	940,511	60,935,708
Illumina, Inc.(1)	157,447	48,989,634
		109,925,342
Machinery — 0.8%
WABCO Holdings, Inc.(1)	584,615	62,816,882
Multiline Retail — 0.8%
Target Corp.	739,390	61,835,186
Oil, Gas and Consumable Fuels — 1.3%
Concho Resources, Inc.(1)	762,016	105,988,805
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	382,101	52,515,961

11

	Shares	Value
Pharmaceuticals — 0.9%
Novo Nordisk A/S, B Shares	472,794	$20,449,530
Zoetis, Inc.	603,014	54,361,712
		74,811,242
Road and Rail — 1.7%
Union Pacific Corp.	919,640	134,469,761
Semiconductors and Semiconductor Equipment — 5.2%
Applied Materials, Inc.	3,472,702	114,182,442
ASML Holding NV	593,944	101,528,544
Broadcom, Inc.	736,670	164,638,378
Maxim Integrated Products, Inc.	705,786	35,303,416
		415,652,780
Software — 9.9%
Microsoft Corp.	5,927,868	633,155,581
salesforce.com, Inc.(1)	862,334	118,346,718
Splunk, Inc.(1)	337,059	33,651,971
		785,154,270
Specialty Retail — 2.0%
TJX Cos., Inc. (The)	1,422,057	156,255,623
Technology Hardware, Storage and Peripherals — 5.4%
Apple, Inc.	1,980,227	433,392,481
Textiles, Apparel and Luxury Goods — 2.2%
NIKE, Inc., Class B	1,301,082	97,633,194
Tapestry, Inc.	1,904,417	80,575,883
		178,209,077
Tobacco — 1.7%
Altria Group, Inc.	2,136,291	138,944,367
TOTAL COMMON STOCKS (Cost $5,414,820,385)		7,884,185,866
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $45,849,681), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $44,921,256)		44,918,761
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $22,934,519), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $22,482,656)		22,482,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	34,464	34,464
TOTAL TEMPORARY CASH INVESTMENTS (Cost $67,435,225)		67,435,225
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $5,482,255,610)		7,951,621,091
OTHER ASSETS AND LIABILITIES — 0.1%		6,524,091
TOTAL NET ASSETS — 100.0%		$7,958,145,182

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,169,660	USD	2,507,595	Credit Suisse AG	12/31/18	$(36,374)
EUR	3,639,112	USD	4,240,948	Credit Suisse AG	12/31/18	(96,035)
EUR	1,952,758	USD	2,253,112	Credit Suisse AG	12/31/18	(28,939)
EUR	2,483,874	USD	2,845,277	Credit Suisse AG	12/31/18	(16,170)
EUR	2,726,203	USD	3,112,640	Credit Suisse AG	12/31/18	(7,521)
USD	86,647,585	EUR	73,157,243	Credit Suisse AG	12/31/18	3,322,203
USD	8,051,685	EUR	6,794,729	Credit Suisse AG	12/31/18	312,556
USD	2,648,824	EUR	2,288,005	Credit Suisse AG	12/31/18	42,808
USD	3,058,797	EUR	2,652,902	Credit Suisse AG	12/31/18	37,167
USD	2,925,168	EUR	2,554,553	Credit Suisse AG	12/31/18	15,557
						$3,545,252

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $5,482,255,610)	$7,951,621,091
Receivable for investments sold	30,293,465
Receivable for capital shares sold	2,055,438
Unrealized appreciation on forward foreign currency exchange contracts	3,730,291
Dividends and interest receivable	1,486,451
7,989,186,736

Liabilities
Payable for investments purchased	21,662,109
Payable for capital shares redeemed	2,774,352
Unrealized depreciation on forward foreign currency exchange contracts	185,039
Accrued management fees	6,343,543
Distribution and service fees payable	76,511
31,041,554

Net Assets	$7,958,145,182

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,659,841,630
Distributable earnings	3,298,303,552
$7,958,145,182

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,627,170,713	161,058,755	$34.94
I Class, $0.01 Par Value	$1,230,065,178	34,563,289	$35.59
Y Class, $0.01 Par Value	$52,600,864	1,476,022	$35.64
A Class, $0.01 Par Value	$103,115,144	3,049,090	$33.82*
C Class, $0.01 Par Value	$9,871,164	306,721	$32.18
R Class, $0.01 Par Value	$100,914,549	3,056,085	$33.02
R5 Class, $0.01 Par Value	$404,186	11,348	$35.62
R6 Class, $0.01 Par Value	$834,003,384	23,432,001	$35.59
*Maximum offering price $35.88 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $167,090)	$92,467,026
Interest	699,235
93,166,261

Expenses:
Management fees	76,249,055
Distribution and service fees:
A Class	284,996
C Class	103,489
R Class	548,284
Directors' fees and expenses	192,087
Other expenses	1,561
77,379,472

Net investment income (loss)	15,786,789

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	884,946,428
Forward foreign currency exchange contract transactions	3,339,239
Futures contract transactions	(1,939,831)
Foreign currency translation transactions	(44,940)
886,300,896

Change in net unrealized appreciation (depreciation) on:
Investments	(66,262,894)
Forward foreign currency exchange contracts	1,913,675
Translation of assets and liabilities in foreign currencies	(34)
(64,349,253)

Net realized and unrealized gain (loss)	821,951,643

Net Increase (Decrease) in Net Assets Resulting from Operations	$837,738,432

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$15,786,789	$24,105,022
Net realized gain (loss)	886,300,896	816,727,662
Change in net unrealized appreciation (depreciation)	(64,349,253)	1,061,164,106
Net increase (decrease) in net assets resulting from operations	837,738,432	1,901,996,790

Distributions to Shareholders
From earnings:(1)
Investor Class	(539,577,340)	(257,434,350)
I Class	(111,540,568)	(66,777,389)
Y Class	(5,319,857)	—
A Class	(10,572,457)	(7,075,503)
C Class	(989,243)	(441,655)
R Class	(10,340,531)	(4,475,224)
R5 Class	(554)	—
R6 Class	(95,667,597)	(21,709,244)
Decrease in net assets from distributions	(774,008,147)	(357,913,365)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(273,310,818)	(439,720,200)

Net increase (decrease) in net assets	(209,580,533)	1,104,363,225

Net Assets
Beginning of period	8,167,725,715	7,063,362,490
End of period	$7,958,145,182	$8,167,725,715

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(30,098,944), $(10,110,336), $(493,592), $(77,006) and $(3,809,345) for Investor Class, I Class, A Class, R Class and R6 Class, respectively. Distributions from net realized gains were $(227,335,406), $(56,667,053), $(6,581,911), $(441,655), $(4,398,218) and $(17,899,899) for Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

17

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 5% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Growth Fund, one fund in a series issued by the corporation.

19

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.990%	0.97%
I Class	0.600% to 0.790%	0.77%
Y Class	0.450% to 0.640%	0.62%
A Class	0.800% to 0.990%	0.97%
C Class	0.800% to 0.990%	0.97%
R Class	0.800% to 0.990%	0.97%
R5 Class	0.600% to 0.790%	0.77%
R6 Class	0.450% to 0.640%	0.62%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $12,441,328 and $67,552,473, respectively. The effect of interfund transactions on the Statement of Operations was $13,667,617 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $3,196,230,204 and $4,277,106,657, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,500,000,000		1,500,000,000
Sold	7,149,005	$251,093,984	11,403,461	$358,006,508
Issued in reinvestment of distributions	15,758,217	521,754,577	8,815,428	249,564,765
Redeemed	(23,572,021)	(840,580,951)	(37,349,836)	(1,171,385,793)
	(664,799)	(67,732,390)	(17,130,947)	(563,814,520)
I Class/Shares Authorized	400,000,000		400,000,000
Sold	8,689,683	319,033,553	8,934,676	287,954,459
Issued in reinvestment of distributions	3,275,221	110,276,696	2,309,948	66,411,012
Redeemed	(13,203,233)	(475,301,714)	(20,028,587)	(613,188,444)
	(1,238,329)	(45,991,465)	(8,783,963)	(258,822,973)
Y Class/Shares Authorized	50,000,000		50,000,000
Sold	175,148	6,384,121	1,689,777	56,076,451
Issued in reinvestment of distributions	158,000	5,319,857	—	—
Redeemed	(439,040)	(15,970,415)	(107,863)	(3,653,822)
	(105,892)	(4,266,437)	1,581,914	52,422,629
A Class/Shares Authorized	120,000,000		120,000,000
Sold	774,352	26,596,791	708,516	21,112,032
Issued in reinvestment of distributions	265,742	8,535,632	225,286	6,211,139
Redeemed	(1,331,043)	(45,936,465)	(2,874,696)	(87,213,286)
	(290,949)	(10,804,042)	(1,940,894)	(59,890,115)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	53,487	1,746,172	56,427	1,636,645
Issued in reinvestment of distributions	27,606	849,166	12,938	345,575
Redeemed	(79,275)	(2,613,979)	(112,183)	(3,314,908)
	1,818	(18,641)	(42,818)	(1,332,688)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	362,281	12,163,236	359,182	10,783,702
Issued in reinvestment of distributions	324,563	10,201,029	162,884	4,414,145
Redeemed	(766,150)	(25,880,852)	(912,178)	(26,648,938)
	(79,306)	(3,516,587)	(390,112)	(11,451,091)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	14,877	524,263	162	5,000
Issued in reinvestment of distributions	16	554	—	—
Redeemed	(3,707)	(136,747)	—	—
	11,186	388,070	162	5,000
R6 Class/Shares Authorized	300,000,000		300,000,000
Sold	3,111,009	111,232,000	17,057,639	512,455,239
Issued in reinvestment of distributions	2,844,710	95,667,597	756,156	21,709,244
Redeemed	(9,628,316)	(348,268,923)	(4,113,055)	(131,000,925)
	(3,672,597)	(141,369,326)	13,700,740	403,163,558
Net increase (decrease)	(6,038,868)	$(273,310,818)	(13,005,918)	$(439,720,200)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$7,762,207,792	$121,978,074	—
Temporary Cash Investments	34,464	67,400,761	—
	$7,762,242,256	$189,378,835	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,730,291	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$185,039	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $137,191,887.

Value of Derivative Instruments as of October 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$3,730,291	Unrealized depreciation on forward foreign currency exchange contracts	$185,039

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(1,939,831)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	3,339,239	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$1,913,675
		$1,399,408		$1,913,675

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$166,784,392	$44,589,223
Long-term capital gains	$607,223,755	$313,324,142

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,488,491,444
Gross tax appreciation of investments	$2,585,325,447
Gross tax depreciation of investments	(122,195,800)
Net tax appreciation (depreciation) of investments	2,463,129,647
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(158)
Net tax appreciation (depreciation)	$2,463,129,489
Undistributed ordinary income	$83,914,499
Accumulated long-term gains	$751,259,564

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$34.93	0.04	3.35	3.39	(0.06)	(3.32)	(3.38)	$34.94	10.22%	0.97%	0.13%	38%	$5,627,171
2017	$28.64	0.08	7.67	7.75	(0.17)	(1.29)	(1.46)	$34.93	28.26%	0.98%	0.26%	48%	$5,648,965
2016	$30.57	0.16	(0.08)	0.08	(0.10)	(1.91)	(2.01)	$28.64	0.40%	0.98%	0.57%	36%	$5,122,550
2015	$35.39	0.10	2.34	2.44	(0.10)	(7.16)	(7.26)	$30.57	9.07%	0.97%	0.35%	49%	$5,952,798
2014	$33.10	0.11	4.22	4.33	(0.12)	(1.92)	(2.04)	$35.39	13.84%	0.97%	0.32%	103%	$6,021,115
I Class
2018	$35.52	0.12	3.40	3.52	(0.13)	(3.32)	(3.45)	$35.59	10.46%	0.77%	0.33%	38%	$1,230,065
2017	$29.11	0.15	7.78	7.93	(0.23)	(1.29)	(1.52)	$35.52	28.48%	0.78%	0.46%	48%	$1,271,821
2016	$31.03	0.23	(0.08)	0.15	(0.16)	(1.91)	(2.07)	$29.11	0.64%	0.78%	0.77%	36%	$1,297,685
2015	$35.83	0.17	2.36	2.53	(0.17)	(7.16)	(7.33)	$31.03	9.30%	0.77%	0.55%	49%	$1,723,219
2014	$33.49	0.18	4.27	4.45	(0.19)	(1.92)	(2.11)	$35.83	14.03%	0.77%	0.52%	103%	$2,482,606
Y Class
2018	$35.54	0.17	3.40	3.57	(0.15)	(3.32)	(3.47)	$35.64	10.61%	0.62%	0.48%	38%	$52,601
2017(3)	$30.93	0.08	4.53	4.61	—	—	—	$35.54	14.90%	0.63%(4)	0.43%(4)	48%(5)	$56,218

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$33.94	(0.04)	3.24	3.20	—	(3.32)	(3.32)	$33.82	9.94%	1.22%	(0.12)%	38%	$103,115
2017	$27.86	0.01	7.46	7.47	(0.10)	(1.29)	(1.39)	$33.94	27.95%	1.23%	0.01%	48%	$113,348
2016	$29.78	0.10	(0.08)	0.02	(0.03)	(1.91)	(1.94)	$27.86	0.18%	1.23%	0.32%	36%	$147,133
2015	$34.65	0.04	2.26	2.30	(0.01)	(7.16)	(7.17)	$29.78	8.78%	1.22%	0.10%	49%	$290,077
2014	$32.45	0.03	4.13	4.16	(0.04)	(1.92)	(1.96)	$34.65	13.53%	1.22%	0.07%	103%	$718,640
C Class
2018	$32.67	(0.29)	3.12	2.83	—	(3.32)	(3.32)	$32.18	9.12%	1.97%	(0.87)%	38%	$9,871
2017	$26.97	(0.21)	7.20	6.99	—	(1.29)	(1.29)	$32.67	26.99%	1.98%	(0.74)%	48%	$9,962
2016	$29.08	(0.11)	(0.09)	(0.20)	—	(1.91)	(1.91)	$26.97	(0.58)%	1.98%	(0.43)%	36%	$9,379
2015	$34.20	(0.19)	2.23	2.04	—	(7.16)	(7.16)	$29.08	7.95%	1.97%	(0.65)%	49%	$11,713
2014	$32.24	(0.22)	4.10	3.88	—	(1.92)	(1.92)	$34.20	12.71%	1.97%	(0.68)%	103%	$13,413
R Class
2018	$33.29	(0.13)	3.18	3.05	—	(3.32)	(3.32)	$33.02	9.66%	1.47%	(0.37)%	38%	$100,915
2017	$27.35	(0.07)	7.32	7.25	(0.02)	(1.29)	(1.31)	$33.29	27.62%	1.48%	(0.24)%	48%	$104,368
2016	$29.31	0.02	(0.07)	(0.05)	—	(1.91)	(1.91)	$27.35	(0.06)%	1.48%	0.07%	36%	$96,415
2015	$34.28	(0.04)	2.23	2.19	—	(7.16)	(7.16)	$29.31	8.50%	1.47%	(0.15)%	49%	$114,672
2014	$32.16	(0.06)	4.10	4.04	—	(1.92)	(1.92)	$34.28	13.26%	1.47%	(0.18)%	103%	$142,845

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018	$35.53	0.12	3.40	3.52	(0.11)	(3.32)	(3.43)	$35.62	10.45%	0.77%	0.33%	38%	$404
2017(3)	$30.95	0.05	4.53	4.58	—	—	—	$35.53	14.80%	0.78%(4)	0.27%(4)	48%(5)	$6
R6 Class
2018	$35.53	0.17	3.40	3.57	(0.19)	(3.32)	(3.51)	$35.59	10.60%	0.62%	0.48%	38%	$834,003
2017	$29.11	0.18	7.80	7.98	(0.27)	(1.29)	(1.56)	$35.53	28.71%	0.63%	0.61%	48%	$963,039
2016	$31.04	0.26	(0.07)	0.19	(0.21)	(1.91)	(2.12)	$29.11	0.76%	0.63%	0.92%	36%	$390,201
2015	$35.84	0.23	2.35	2.58	(0.22)	(7.16)	(7.38)	$31.04	9.46%	0.62%	0.70%	49%	$333,333
2014	$33.51	0.18	4.31	4.49	(0.24)	(1.92)	(2.16)	$35.84	14.20%	0.62%	0.67%	103%	$566,919

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

33

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

34

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $86,086,522, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $672,330,253, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

The fund hereby designates $153,637,750 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2018.

The fund utilized earnings and profits of $72,379,956 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90970 1812

Annual Report

October 31, 2018

Heritage Fund
Investor Class (TWHIX)
I Class (ATHIX)
Y Class (ATHYX)
A Class (ATHAX)
C Class (AHGCX)
R Class (ATHWX)
R5 Class (ATHGX)
R6 Class (ATHDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	7.16%	7.97%	12.60%	—	11/10/87
Russell Midcap Growth Index	—	6.14%	10.09%	15.09%	—	—
I Class	ATHIX	7.35%	8.18%	12.82%	—	6/16/97
Y Class	ATHYX	7.51%	—	—	11.55%	4/10/17
A Class	ATHAX					7/11/97
No sales charge		6.89%	7.70%	12.32%	—
With sales charge		0.73%	6.43%	11.66%	—
C Class	AHGCX	6.13%	6.90%	11.49%	—	6/26/01
R Class	ATHWX	6.62%	7.44%	12.04%	—	9/28/07
R5 Class	ATHGX	7.35%	—	—	11.37%	4/10/17
R6 Class	ATHDX	7.51%	8.35%	—	9.40%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $32,795

Russell Midcap Growth Index — $40,801

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.01%	0.81%	0.66%	1.26%	2.01%	1.51%	0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

In February 2018, portfolio manager Greg Walsh left American Century Investments, and Rob Brookby joined Heritage’s management team.

Performance Summary

Heritage returned 7.16%* for the 12 months ended October 31, 2018, outperforming the 6.14% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices delivered solid returns during the reporting period despite a sharp pullback in the final month. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell Midcap Growth Index, the utilities sector—which represents a very small segment of the benchmark—had the best performance on a total-return basis. Index returns were largely driven by strong performance of information technology and consumer discretionary stocks. Materials stocks were significantly lower, and real estate stocks declined marginally.

Stock selection in the health care sector led the fund’s outperformance relative to the benchmark. Stock choices in materials and an underweight to the sector also benefited performance. Stock selection in the consumer staples and information technology sectors detracted.

Health Care Stocks Led Contributors

In the health care sector, stock decisions among health care providers and services companies were top contributors. WellCare Health Plans was a major contributor in the industry. The managed care company reported strong quarterly results and renewed its Florida Medicaid contract, picking up additional market share as a result of the deal. It also acquired Meridian Health Plans. The acquisition expands the company’s footprint in both the Medicaid and Medicare Advantage markets. Home health and hospice care company Amedisys rose on strong quarterly performance. Profitability exceeded analysts’ expectations due to productivity improvement. Amedisys was eliminated from the portfolio.

Other significant contributors included Burlington Stores. The off-price retailer reported strong comparable sales, and it’s also a beneficiary of tax reform, which lowered corporate rates for U.S. companies. O’Reilly Automotive outperformed as the aftermarket automobile parts dealer reported improved same-store sales and benefited from economic growth. Better weather also encouraged greater activity by do-it-yourselfers. Additionally, investors are realizing that Amazon.com’s online sales are less of a threat to the automotive parts business than some had feared.

Software company Red Hat was a major contributor. The company is the largest provider of Linux, an open-source operating system that Red Hat makes enterprise-ready. Red Hat saw an improving revenue profile aided by new products that help enterprises move to the cloud. Red Hat is in the process of being acquired by International Business Machines.

Consumers Staples Detracted

Stock selection among beverage companies weighed on performance in the consumer staples sector, although an overweight allocation to the industry mitigated some of the relative underperformance. Avoiding household products and personal products stocks also detracted.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In the information technology sector, stock choices in the IT services and semiconductors and semiconductor equipment industries hurt relative performance. Underweighting semiconductor maker Advanced Micro Devices detracted. The company appears to be a beneficiary of missteps by Intel, the chief competitor in the space. Advanced Micro Devices is positioned to take market share in the wake of Intel’s stumbles. Our holding of Microchip Technology detracted. The semiconductor maker issued a solid quarterly earnings report but guided lower due to problems inherited from its Microsemi acquisition. Management also noted that tariffs associated with the escalating trade war with China could hurt the bottom line.

Elsewhere, Electronic Arts underperformed as the video game maker lowered full-year guidance on revenue due to delays in game launches and the impact of foreign exchange. Flooring manufacturer Mohawk Industries detracted. The company reported strong quarterly earnings but guided below expectations for 2018 due to start-up costs associated with several global products. Additionally, rising mortgage rates are likely to affect housing-related companies such as Mohawk. Newell Brands, which owns several major brand names such as Rubbermaid, detracted. Lower-than-expected earnings were attributed to a slow 2017 back-to-school season and inventory reductions at key customers such as Office Depot and Walmart, along with Toys"R"Us, which declared bankruptcy. Both Mohawk and Newell Brands were eliminated.

Outlook

Our process uses fundamental analysis to identify mid-cap companies producing attractive, sustainable earnings growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

At the end of the period, the portfolio’s largest overweight relative to the benchmark was in the health care sector. We believe there is growth potential in mid-cap biopharmaceutical companies. We have moved our health care allocation away from more cyclical sectors to more growth-oriented sectors. Our industrials exposure remained overweight. We believe certain companies within the industrials sector are positioned to benefit from continued U.S. growth and thrive in a late-cycle economic environment.

Information technology ended the period as the portfolio’s largest underweight. However, we believe strongly that mid-cap technology companies are poised to benefit from secular themes such as 5G data technology, artificial intelligence, and the internet of things. We trimmed technology stocks we saw as having less upside and emphasized investments in companies whose business models we believe can sustainably capitalize on these themes. Financials ended the period underweight, reflecting what we see as a lack of opportunity in the sector as the yield curve flattens and affects the profitability of several lines of business for financial institutions.

6

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
WellCare Health Plans, Inc.	2.7%
Booz Allen Hamilton Holding Corp.	2.5%
Burlington Stores, Inc.	2.4%
SBA Communications Corp.	2.3%
FleetCor Technologies, Inc.	2.2%
Xilinx, Inc.	2.1%
Verisk Analytics, Inc.	2.0%
Take-Two Interactive Software, Inc.	2.0%
O'Reilly Automotive, Inc.	1.9%
NetApp, Inc.	1.9%

Top Five Industries	% of net assets
Software	9.8%
IT Services	8.3%
Specialty Retail	6.3%
Health Care Providers and Services	5.6%
Health Care Equipment and Supplies	5.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,014.90	$5.08	1.00%
I Class	$1,000	$1,015.70	$4.06	0.80%
Y Class	$1,000	$1,016.30	$3.30	0.65%
A Class	$1,000	$1,013.70	$6.34	1.25%
C Class	$1,000	$1,010.00	$10.13	2.00%
R Class	$1,000	$1,012.30	$7.61	1.50%
R5 Class	$1,000	$1,016.10	$4.07	0.80%
R6 Class	$1,000	$1,016.30	$3.30	0.65%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
I Class	$1,000	$1,021.17	$4.08	0.80%
Y Class	$1,000	$1,021.93	$3.31	0.65%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
R5 Class	$1,000	$1,021.17	$4.08	0.80%
R6 Class	$1,000	$1,021.93	$3.31	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 98.7%
Aerospace and Defense — 1.7%
L3 Technologies, Inc.	418,834	$79,356,478
Auto Components — 0.8%
Aptiv plc	476,163	36,569,318
Banks — 0.5%
SVB Financial Group(1)	95,391	22,629,607
Beverages — 2.7%
Brown-Forman Corp., Class B	525,417	24,347,824
Constellation Brands, Inc., Class A	261,040	52,006,999
Monster Beverage Corp.(1)	897,969	47,457,662
		123,812,485
Biotechnology — 3.4%
Alexion Pharmaceuticals, Inc.(1)	417,004	46,733,638
Array BioPharma, Inc.(1)	2,053,508	33,266,830
Immunomedics, Inc.(1)	1,457,191	32,830,513
Sarepta Therapeutics, Inc.(1)	302,778	40,499,585
		153,330,566
Building Products — 1.2%
Allegion plc	632,105	54,190,362
Capital Markets — 5.0%
Cboe Global Markets, Inc.	717,428	80,961,750
LPL Financial Holdings, Inc.	555,155	34,197,548
S&P Global, Inc.	274,338	50,017,304
SEI Investments Co.	1,148,946	61,411,164
		226,587,766
Chemicals — 0.2%
FMC Corp.	121,502	9,486,876
Communications Equipment — 1.5%
Palo Alto Networks, Inc.(1)	371,260	67,955,430
Construction and Engineering — 1.6%
Jacobs Engineering Group, Inc.	984,189	73,902,752
Construction Materials — 0.9%
Vulcan Materials Co.	424,563	42,940,302
Containers and Packaging — 1.6%
Ball Corp.	1,637,972	73,381,146
Electrical Equipment — 1.5%
AMETEK, Inc.	998,070	66,950,536
Electronic Equipment, Instruments and Components — 1.6%
CDW Corp.	795,018	71,559,570
Entertainment — 2.8%
Electronic Arts, Inc.(1)	413,317	37,603,581

10

	Shares	Value
Take-Two Interactive Software, Inc.(1)	703,251	$90,627,956
		128,231,537
Equity Real Estate Investment Trusts (REITs) — 2.3%
SBA Communications Corp.(1)	643,655	104,381,531
Food and Staples Retailing — 0.7%
Costco Wholesale Corp.	137,039	31,331,227
Health Care Equipment and Supplies — 5.5%
Align Technology, Inc.(1)	237,602	52,557,563
Edwards Lifesciences Corp.(1)	337,087	49,754,041
Haemonetics Corp.(1)	446,536	46,649,616
Insulet Corp.(1)	523,068	46,139,828
Masimo Corp.(1)	481,582	55,670,879
		250,771,927
Health Care Providers and Services — 5.6%
Henry Schein, Inc.(1)	416,940	34,606,020
LHC Group, Inc.(1)	313,337	28,648,402
Quest Diagnostics, Inc.	743,270	69,949,140
WellCare Health Plans, Inc.(1)	444,358	122,638,364
		255,841,926
Hotels, Restaurants and Leisure — 4.8%
Domino's Pizza, Inc.	188,355	50,627,940
Haidilao International Holding Ltd.(1)	895,000	1,880,859
Hilton Worldwide Holdings, Inc.	452,427	32,199,229
Planet Fitness, Inc., Class A(1)	1,253,357	61,527,295
Red Rock Resorts, Inc., Class A	1,429,056	33,068,356
Yum! Brands, Inc.	444,131	40,153,884
		219,457,563
Industrial Conglomerates — 0.9%
Roper Technologies, Inc.	148,641	42,050,539
Interactive Media and Services — 1.6%
Twitter, Inc.(1)	2,025,069	70,371,148
Internet and Direct Marketing Retail — 1.0%
Expedia Group, Inc.	362,310	45,444,543
IT Services — 8.3%
Akamai Technologies, Inc.(1)	651,002	47,034,895
Booz Allen Hamilton Holding Corp.	2,314,839	114,677,124
FleetCor Technologies, Inc.(1)	501,972	100,409,459
Square, Inc., Class A(1)	547,867	40,240,831
Worldpay, Inc., Class A(1)	810,701	74,454,780
		376,817,089
Life Sciences Tools and Services — 0.9%
Illumina, Inc.(1)	125,019	38,899,662
Machinery — 2.2%
Ingersoll-Rand plc	785,174	75,329,593
WABCO Holdings, Inc.(1)	213,324	22,921,664
		98,251,257

11

	Shares	Value
Marine — 0.6%
Kirby Corp.(1)	396,142	$28,498,455
Metals and Mining — 0.3%
Largo Resources Ltd.(1)	4,922,136	14,918,396
Multiline Retail — 0.6%
Dollar Tree, Inc.(1)	327,725	27,627,218
Oil, Gas and Consumable Fuels — 1.2%
Concho Resources, Inc.(1)	381,428	53,052,821
Pharmaceuticals — 1.8%
Elanco Animal Health, Inc.(1)	720,686	21,966,509
Jazz Pharmaceuticals plc(1)	382,838	60,802,331
		82,768,840
Professional Services — 4.2%
IHS Markit Ltd.(1)	1,204,632	63,279,319
TransUnion	499,373	32,833,775
Verisk Analytics, Inc.(1)	774,645	92,833,457
		188,946,551
Road and Rail — 1.0%
Canadian Pacific Railway Ltd.	220,551	45,212,955
Semiconductors and Semiconductor Equipment — 5.3%
Advanced Micro Devices, Inc.(1)	1,548,829	28,204,176
Marvell Technology Group Ltd.	2,939,556	48,238,114
Microchip Technology, Inc.	1,008,159	66,316,699
Xilinx, Inc.	1,139,281	97,260,419
		240,019,408
Software — 9.8%
Autodesk, Inc.(1)	661,992	85,562,466
PTC, Inc.(1)	707,858	58,334,578
RealPage, Inc.(1)	869,846	46,101,838
Red Hat, Inc.(1)	283,049	48,582,530
ServiceNow, Inc.(1)	414,429	75,028,226
Splunk, Inc.(1)	398,826	39,818,788
Tyler Technologies, Inc.(1)	274,307	58,059,820
Workday, Inc., Class A(1)	264,265	35,152,530
		446,640,776
Specialty Retail — 6.3%
Burlington Stores, Inc.(1)	641,954	110,088,692
Five Below, Inc.(1)	372,681	42,418,551
O'Reilly Automotive, Inc.(1)	271,471	87,074,323
Ross Stores, Inc.	488,742	48,385,458
		287,967,024
Technology Hardware, Storage and Peripherals — 1.9%
NetApp, Inc.	1,090,326	85,579,688
Textiles, Apparel and Luxury Goods — 2.8%
Lululemon Athletica, Inc.(1)	486,642	68,485,128
VF Corp.	698,177	57,864,910
		126,350,038

12

	Shares	Value
Trading Companies and Distributors — 2.1%
United Rentals, Inc.(1)	546,882	$65,664,122
Univar, Inc.(1)	1,228,038	30,234,295
		95,898,417
TOTAL COMMON STOCKS (Cost $3,859,788,935)		4,487,983,730
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $45,588,639), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $44,665,501)		44,663,020
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $22,801,151), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $22,354,652)		22,354,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	34,254	34,254
TOTAL TEMPORARY CASH INVESTMENTS (Cost $67,051,274)		67,051,274
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $3,926,840,209)		4,555,035,004
OTHER ASSETS AND LIABILITIES — (0.2)%		(8,339,133)
TOTAL NET ASSETS — 100.0%		$4,546,695,871

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,680,354	USD	1,298,362	Morgan Stanley	12/31/18	$(20,258)
CAD	4,382,428	USD	3,367,236	Morgan Stanley	12/31/18	(33,890)
CAD	2,169,552	USD	1,656,665	Morgan Stanley	12/31/18	(6,468)
USD	45,739,370	CAD	58,958,048	Morgan Stanley	12/31/18	894,918
USD	1,235,840	CAD	1,598,136	Morgan Stanley	12/31/18	20,271
USD	1,119,976	CAD	1,455,545	Morgan Stanley	12/31/18	12,865
USD	1,710,739	CAD	2,208,371	Morgan Stanley	12/31/18	31,017
USD	1,180,160	CAD	1,525,026	Morgan Stanley	12/31/18	20,200
USD	1,424,591	CAD	1,849,771	Morgan Stanley	12/31/18	17,625
USD	2,115,947	CAD	2,736,044	Morgan Stanley	12/31/18	34,867
USD	5,646,663	CAD	7,317,276	Morgan Stanley	12/31/18	81,023
						$1,052,170

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $3,926,840,209)	$4,555,035,004
Foreign currency holdings, at value (cost of $207,598)	204,935
Receivable for investments sold	16,971,977
Receivable for capital shares sold	670,800
Unrealized appreciation on forward foreign currency exchange contracts	1,112,786
Dividends and interest receivable	3,454
4,573,998,956

Liabilities
Payable for investments purchased	19,179,238
Payable for capital shares redeemed	4,074,120
Unrealized depreciation on forward foreign currency exchange contracts	60,616
Accrued management fees	3,863,950
Distribution and service fees payable	125,161
27,303,085

Net Assets	$4,546,695,871

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,100,876,527
Distributable earnings	1,445,819,344
$4,546,695,871

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,787,202,113	163,331,984	$23.19
I Class, $0.01 Par Value	$247,266,568	10,026,674	$24.66
Y Class, $0.01 Par Value	$9,694,216	389,283	$24.90
A Class, $0.01 Par Value	$276,812,828	12,925,647	$21.42*
C Class, $0.01 Par Value	$57,552,268	3,350,781	$17.18
R Class, $0.01 Par Value	$32,464,020	1,514,950	$21.43
R5 Class, $0.01 Par Value	$3,052,872	123,799	$24.66
R6 Class, $0.01 Par Value	$132,650,986	5,327,145	$24.90
*Maximum offering price $22.73 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $43,563)	$34,655,794
Interest	436,886
35,092,680

Expenses:
Management fees	48,814,877
Distribution and service fees:
A Class	814,777
C Class	787,309
R Class	185,047
Directors' fees and expenses	111,965
Other expenses	5,553
50,719,528

Net investment income (loss)	(15,626,848)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	909,561,162
Forward foreign currency exchange contract transactions	2,671,425
Foreign currency translation transactions	25,476
912,258,063

Change in net unrealized appreciation (depreciation) on:
Investments	(529,960,159)
Forward foreign currency exchange contracts	70,720
Translation of assets and liabilities in foreign currencies	(28,454)
(529,917,893)

Net realized and unrealized gain (loss)	382,340,170

Net Increase (Decrease) in Net Assets Resulting from Operations	$366,713,322

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$(15,626,848)	$(8,713,789)
Net realized gain (loss)	912,258,063	487,323,776
Change in net unrealized appreciation (depreciation)	(529,917,893)	449,726,871
Net increase (decrease) in net assets resulting from operations	366,713,322	928,336,858

Distributions to Shareholders
From earnings:
Investor Class	(357,413,528)	(309,914,664)
I Class	(21,818,452)	(11,179,521)
Y Class	(462)	—
A Class	(32,633,569)	(47,529,397)
C Class	(9,874,176)	(10,202,472)
R Class	(3,686,185)	(3,730,908)
R5 Class	(10,800)	—
R6 Class	(15,306,317)	(9,792,656)
Decrease in net assets from distributions	(440,743,489)	(392,349,618)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(392,193,297)	(343,021,445)

Net increase (decrease) in net assets	(466,223,464)	192,965,795

Net Assets
Beginning of period	5,012,919,335	4,819,953,540
End of period	$4,546,695,871	$5,012,919,335

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

17

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 6% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.000%	0.800%	0.650%	1.000%	1.000%	1.000%	0.800%	0.650%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $28,126,099 and $17,847,346, respectively. The effect of interfund transactions on the Statement of Operations was $3,163,179 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $4,173,231,725 and $5,051,537,447, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,500,000,000		1,500,000,000
Sold	6,961,929	$165,062,440	17,887,611	$393,494,050
Issued in reinvestment of distributions	15,480,388	347,999,118	14,633,383	299,984,349
Redeemed	(31,632,101)	(752,714,711)	(39,665,791)	(874,177,394)
	(9,189,784)	(239,653,153)	(7,144,797)	(180,698,995)
I Class/Shares Authorized	130,000,000		130,000,000
Sold	3,664,494	93,875,668	6,982,989	166,592,943
Issued in reinvestment of distributions	825,707	19,709,623	505,042	10,913,955
Redeemed	(4,947,833)	(123,445,888)	(3,973,484)	(92,038,952)
	(457,632)	(9,860,597)	3,514,547	85,467,946
Y Class/Shares Authorized	50,000,000		50,000,000
Sold	394,524	10,250,853	219	5,000
Issued in reinvestment of distributions	19	462	—	—
Redeemed	(5,479)	(141,123)	—	—
	389,064	10,110,192	219	5,000
A Class/Shares Authorized	340,000,000		340,000,000
Sold	2,337,036	51,615,538	2,742,715	55,641,787
Issued in reinvestment of distributions	1,504,888	31,316,728	2,399,006	45,940,961
Redeemed	(6,914,306)	(151,442,065)	(17,660,672)	(362,961,627)
	(3,072,382)	(68,509,799)	(12,518,951)	(261,378,879)
C Class/Shares Authorized	80,000,000		80,000,000
Sold	199,537	3,490,376	413,354	6,982,452
Issued in reinvestment of distributions	551,229	9,260,642	582,590	9,274,836
Redeemed	(2,263,296)	(40,380,116)	(2,236,275)	(38,049,760)
	(1,512,530)	(27,629,098)	(1,240,331)	(21,792,472)
R Class/Shares Authorized	40,000,000		40,000,000
Sold	208,117	4,579,989	366,643	7,525,722
Issued in reinvestment of distributions	174,182	3,635,173	191,545	3,687,238
Redeemed	(631,067)	(13,783,530)	(977,608)	(19,952,451)
	(248,768)	(5,568,368)	(419,420)	(8,739,491)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	125,913	3,201,352	4,654	111,637
Issued in reinvestment of distributions	452	10,800	—	—
Redeemed	(7,126)	(184,264)	(94)	(2,241)
	119,239	3,027,888	4,560	109,396
R6 Class/Shares Authorized	60,000,000		60,000,000
Sold	1,554,670	39,101,892	3,999,527	94,253,347
Issued in reinvestment of distributions	635,908	15,306,317	450,237	9,792,656
Redeemed	(4,261,297)	(108,518,571)	(2,558,341)	(60,039,953)
	(2,070,719)	(54,110,362)	1,891,423	44,006,050
Net increase (decrease)	(16,043,512)	$(392,193,297)	(15,912,750)	$(343,021,445)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,471,184,475	$16,799,255	—
Temporary Cash Investments	34,254	67,017,020	—
	$4,471,218,729	$83,816,275	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,112,786	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$60,616	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $61,513,599.

The value of foreign currency risk derivative instruments as of October 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $1,112,786 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $60,616 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,671,425 in net realized gain (loss) on forward foreign

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currency exchange contract transactions and $70,720 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$440,743,489	$392,349,618

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $67,466,796 and distributable earnings $(67,466,796).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,929,498,716
Gross tax appreciation of investments	$807,543,418
Gross tax depreciation of investments	(182,007,130)
Net tax appreciation (depreciation) of investments	625,536,288
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2,669)
Net tax appreciation (depreciation)	$625,533,619
Undistributed ordinary income	$83,304,333
Accumulated long-term gains	$736,981,392

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$23.67	(0.07)	1.70	1.63	(2.11)	$23.19	7.16%	1.00%	(0.30)%	85%	$3,787,202
2017	$21.28	(0.03)	4.18	4.15	(1.76)	$23.67	20.77%	1.01%	(0.15)%	56%	$4,083,669
2016	$24.59	(0.05)	(0.53)	(0.58)	(2.73)	$21.28	(2.26)%	1.00%	(0.21)%	62%	$3,823,112
2015	$26.89	(0.11)	1.66	1.55	(3.85)	$24.59	7.11%	1.00%	(0.42)%	62%	$4,349,601
2014	$28.45	(0.14)	2.18	2.04	(3.60)	$26.89	8.33%	1.00%	(0.55)%	73%	$4,449,377
I Class
2018	$25.00	(0.03)	1.80	1.77	(2.11)	$24.66	7.35%	0.80%	(0.10)%	85%	$247,267
2017	$22.34	—(3)	4.42	4.42	(1.76)	$25.00	21.01%	0.81%	0.05%	56%	$262,095
2016	$25.62	—(3)	(0.55)	(0.55)	(2.73)	$22.34	(2.07)%	0.80%	(0.01)%	62%	$155,695
2015	$27.81	(0.06)	1.72	1.66	(3.85)	$25.62	7.33%	0.80%	(0.22)%	62%	$163,670
2014	$29.25	(0.09)	2.25	2.16	(3.60)	$27.81	8.53%	0.80%	(0.35)%	73%	$198,895
Y Class
2018	$25.19	—(3)	1.82	1.82	(2.11)	$24.90	7.51%	0.65%	0.05%	85%	$9,694
2017(4)	$22.84	0.02	2.33	2.35	—	$25.19	10.29%	0.66%(5)	0.12%(5)	56%(6)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$22.07	(0.12)	1.58	1.46	(2.11)	$21.42	6.89%	1.25%	(0.55)%	85%	$276,813
2017	$20.00	(0.08)	3.91	3.83	(1.76)	$22.07	20.48%	1.26%	(0.40)%	56%	$353,039
2016	$23.33	(0.09)	(0.51)	(0.60)	(2.73)	$20.00	(2.53)%	1.25%	(0.46)%	62%	$570,298
2015	$25.78	(0.16)	1.56	1.40	(3.85)	$23.33	6.88%	1.25%	(0.67)%	62%	$798,879
2014	$27.48	(0.20)	2.10	1.90	(3.60)	$25.78	8.04%	1.25%	(0.80)%	73%	$869,381
C Class
2018	$18.22	(0.23)	1.30	1.07	(2.11)	$17.18	6.13%	2.00%	(1.30)%	85%	$57,552
2017	$16.92	(0.19)	3.25	3.06	(1.76)	$18.22	19.58%	2.01%	(1.15)%	56%	$88,629
2016	$20.31	(0.21)	(0.45)	(0.66)	(2.73)	$16.92	(3.29)%	2.00%	(1.21)%	62%	$103,292
2015	$23.10	(0.30)	1.36	1.06	(3.85)	$20.31	6.09%	2.00%	(1.42)%	62%	$134,096
2014	$25.16	(0.35)	1.89	1.54	(3.60)	$23.10	7.25%	2.00%	(1.55)%	73%	$128,522
R Class
2018	$22.13	(0.18)	1.59	1.41	(2.11)	$21.43	6.62%	1.50%	(0.80)%	85%	$32,464
2017	$20.10	(0.13)	3.92	3.79	(1.76)	$22.13	20.16%	1.51%	(0.65)%	56%	$39,033
2016	$23.48	(0.15)	(0.50)	(0.65)	(2.73)	$20.10	(2.75)%	1.50%	(0.71)%	62%	$43,875
2015	$25.97	(0.22)	1.58	1.36	(3.85)	$23.48	6.60%	1.50%	(0.92)%	62%	$53,731
2014	$27.72	(0.27)	2.12	1.85	(3.60)	$25.97	7.80%	1.50%	(1.05)%	73%	$58,426

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018	$25.00	(0.04)	1.81	1.77	(2.11)	$24.66	7.35%	0.80%	(0.10)%	85%	$3,053
2017(4)	$22.69	—(3)	2.31	2.31	—	$25.00	10.18%	0.81%(5)	(0.03)%(5)	56%(6)	$114
R6 Class
2018	$25.19	0.02	1.80	1.82	(2.11)	$24.90	7.51%	0.65%	0.05%	85%	$132,651
2017	$22.46	0.04	4.45	4.49	(1.76)	$25.19	21.22%	0.66%	0.20%	56%	$186,335
2016	$25.72	0.03	(0.56)	(0.53)	(2.73)	$22.46	(1.93)%	0.65%	0.14%	62%	$123,681
2015	$27.86	(0.02)	1.73	1.71	(3.85)	$25.72	7.48%	0.65%	(0.07)%	62%	$103,017
2014	$29.25	(0.07)	2.28	2.21	(3.60)	$27.86	8.72%	0.65%	(0.20)%	73%	$56,442

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	April 10, 2017 (commencement of sale) through October 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Heritage Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $501,358,883, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

The fund hereby designates $6,851,402 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2018.

The fund utilized earnings and profits of $67,466,796 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90977 1812

Annual Report

October 31, 2018

NT Growth Fund
G Class (ACLTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLTX	11.50%	12.38%	14.06%	5/12/06
Russell 1000 Growth Index	—	10.71%	13.43%	15.45%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008

Value on October 31, 2018
G Class — $37,284

Russell 1000 Growth Index — $42,082

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Performance Summary

NT Growth returned 11.50%* for the 12 months ended October 31, 2018, outpacing the 10.71% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted solid returns during the reporting period despite a sharp drop in the final month of the fund’s fiscal year. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum, providing a tailwind for the fund. Within the Russell 1000 Growth Index, all sectors but materials, energy, and communication services posted gains. The small utilities segment—a sector that rarely offers the kind of growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology and consumer discretionary stocks.

Health care, consumer discretionary, and industrials were the fund’s top-contributing sectors, primarily due to stock selection. Stock selection in the information technology sector was a significant source of underperformance relative to the benchmark. Stock choices among communication services companies and an overweight to the sector also detracted.

Health Care Holdings Aided Performance

Health care equipment and supplies companies led performance in the health care sector. Medical device maker Edwards Lifesciences soared on rumors that it might be a takeover target. The company has been a solid performer based on strong sales of its heart valve replacement device, and the market for the device has broadened beyond major medical centers.

Stock choices among internet and direct marketing retailers benefited performance in the consumer discretionary sector. Online retailer Amazon.com was a significant contributor. The company continued to demonstrate growth in its Amazon Web Services cloud business as well as strong performance on the e-commerce side. Among multiline retailers, Target was a top contributor, aided by strong 2017 holiday sales. Target also benefited from strong economic growth and improved consumer confidence.

Palo Alto Networks was another key contributor. Quarterly results for the enterprise security company highlighted improved sales execution and traction with its refreshed product line. Coupled with margin expansion, we think Palo Alto should deliver attractive cash-flow growth. The Boeing Co. outperformed as the aerospace and defense company logged new orders. Boeing also stands to benefit from the renegotiated North American Free Trade Agreement.

Information Technology Stocks Led Detractors

Software and semiconductors and semiconductor equipment stocks were significant detractors in the information technology sector. Applied Materials was a major detractor. The semiconductor equipment maker reported a solid quarter, but memory pricing is worsening, and there’s a concern that reduced 2019 capital spending will impact the industry. We believe the company’s business model offers less cyclicality and more secular growth than in previous cycles and therefore see upside potential. Underweighting Apple detracted. At the end of July, the company reported strong quarterly revenues and earnings. iPhones continued to generate strong revenues. The market also expects strong sales of the new iPhones and other products that were announced in September.

* Fund returns would have been lower if a portion of the fees had not been waived.

3

Stock choices in the entertainment industry led underperformance in communication services, a sector introduced at the end of September 2018 comprising stocks previously in a range of other sectors. Detractors in the sector included underweighting Netflix relative to the benchmark. Netflix saw its stock price climb for most of the period as a result of expectations for solid user growth, particularly overseas, powered by new streaming content. The social media giant Facebook reported disappointing revenue and user growth. Investors also worried about regulatory risk and privacy concerns in the wake of a security breach that compromised some user accounts. We believe the stock offers strong free cash flow and has significant ongoing growth potential.

Other significant detractors included Royal Caribbean Cruises. Increased fuel prices coupled with adverse currency moves led to reductions in earnings estimates, hurting the stock price. In addition, investors continued to be concerned about capacity additions.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

As we noted earlier, at the end of September index provider FTSE Russell introduced the communication services sector. At the same time, Russell eliminated telecommunication services, a sector where the portfolio had no holdings. Communication services includes stocks of companies that had previously been in a range of other sectors. For example, portfolio holdings Facebook and Google parent Alphabet, which had been included in the information technology sector, are now part of communication services. As a result of Russell’s sector shifts, communication services represented the portfolio’s largest overweight relative to the benchmark, and information technology ended the period as our largest underweight sector.

4

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	8.0%
Microsoft Corp.	7.9%
Amazon.com, Inc.	6.8%
Apple, Inc.	5.4%
Visa, Inc., Class A	4.7%
Facebook, Inc., Class A	3.9%
Boeing Co. (The)	3.3%
Procter & Gamble Co. (The)	2.9%
Lockheed Martin Corp.	2.4%
PayPal Holdings, Inc.	2.1%

Top Five Industries	% of net assets
Interactive Media and Services	12.4%
Software	9.7%
IT Services	7.7%
Internet and Direct Marketing Retail	6.8%
Aerospace and Defense	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Exchange-Traded Funds	0.8%
Total Equity Exposure	98.9%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.2%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)(2)
Actual
G Class	$1,000	$1,042.60	$0.00	0.00%
Hypothetical
G Class	$1,000	$1,025.21	$0.00	0.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

6

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 98.1%
Aerospace and Defense — 5.7%
Boeing Co. (The)	106,064	$37,637,871
Lockheed Martin Corp.	96,140	28,250,739
		65,888,610
Air Freight and Logistics — 1.1%
XPO Logistics, Inc.(1)	139,923	12,506,318
Airlines — 1.7%
Delta Air Lines, Inc.	356,096	19,489,134
Biotechnology — 2.8%
Biogen, Inc.(1)	58,220	17,714,599
Exelixis, Inc.(1)	233,833	3,243,264
Vertex Pharmaceuticals, Inc.(1)	68,222	11,560,900
		32,518,763
Capital Markets — 1.7%
Charles Schwab Corp. (The)	221,624	10,247,894
S&P Global, Inc.	51,034	9,304,519
		19,552,413
Communications Equipment — 1.2%
Palo Alto Networks, Inc.(1)	77,586	14,201,342
Consumer Finance — 1.6%
American Express Co.	177,665	18,251,526
Electronic Equipment, Instruments and Components — 0.9%
CDW Corp.	119,222	10,731,172
Energy Equipment and Services — 0.5%
Halliburton Co.	175,649	6,091,507
Entertainment — 2.8%
Electronic Arts, Inc.(1)	84,402	7,678,894
Liberty Media Corp-Liberty Formula One, Class C(1)	89,602	2,964,034
Netflix, Inc.(1)	52,295	15,781,585
Take-Two Interactive Software, Inc.(1)	47,468	6,117,201
		32,541,714
Equity Real Estate Investment Trusts (REITs) — 2.3%
Equity Residential	145,600	9,458,176
SBA Communications Corp.(1)	109,560	17,767,345
		27,225,521
Food and Staples Retailing — 1.1%
Walmart, Inc.	130,180	13,054,450
Food Products — 1.3%
Mondelez International, Inc., Class A	353,432	14,837,075
Health Care Equipment and Supplies — 4.2%
ABIOMED, Inc.(1)	14,863	5,071,256
Boston Scientific Corp.(1)	421,581	15,235,937

7

	Shares	Value
Edwards Lifesciences Corp.(1)	37,737	$5,569,981
IDEXX Laboratories, Inc.(1)	13,941	2,957,165
Intuitive Surgical, Inc.(1)	30,376	15,831,364
Penumbra, Inc.(1)	30,212	4,108,832
		48,774,535
Health Care Providers and Services — 2.9%
Quest Diagnostics, Inc.	160,483	15,103,055
Tivity Health, Inc.(1)	96,903	3,334,432
WellCare Health Plans, Inc.(1)	55,928	15,435,569
		33,873,056
Health Care Technology — 0.5%
Cerner Corp.(1)	109,438	6,268,609
Hotels, Restaurants and Leisure — 3.6%
Chipotle Mexican Grill, Inc.(1)	13,399	6,167,962
Darden Restaurants, Inc.	28,851	3,074,074
Las Vegas Sands Corp.	182,394	9,307,566
Royal Caribbean Cruises Ltd.	224,904	23,554,196
		42,103,798
Household Products — 3.2%
Church & Dwight Co., Inc.	60,733	3,605,718
Procter & Gamble Co. (The)	381,502	33,831,598
		37,437,316
Interactive Media and Services — 12.4%
Alphabet, Inc., Class A(1)	84,940	92,633,865
Facebook, Inc., Class A(1)	294,891	44,761,505
Twitter, Inc.(1)	175,340	6,093,065
		143,488,435
Internet and Direct Marketing Retail — 6.8%
Amazon.com, Inc.(1)	49,085	78,438,321
IT Services — 7.7%
Fiserv, Inc.(1)	77,199	6,121,880
PayPal Holdings, Inc.(1)	285,004	23,994,487
VeriSign, Inc.(1)	30,050	4,283,327
Visa, Inc., Class A	397,834	54,841,417
		89,241,111
Life Sciences Tools and Services — 1.4%
Agilent Technologies, Inc.	136,988	8,875,452
Illumina, Inc.(1)	22,886	7,120,979
		15,996,431
Machinery — 0.8%
WABCO Holdings, Inc.(1)	84,084	9,034,826
Multiline Retail — 0.8%
Target Corp.	106,143	8,876,739
Oil, Gas and Consumable Fuels — 1.3%
Concho Resources, Inc.(1)	109,327	15,206,292
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	55,612	7,643,313

8

	Shares	Value
Pharmaceuticals — 0.9%
Novo Nordisk A/S, B Shares	68,760	$2,974,043
Zoetis, Inc.	87,132	7,854,950
		10,828,993
Road and Rail — 1.7%
Union Pacific Corp.	132,138	19,321,218
Semiconductors and Semiconductor Equipment — 5.2%
Applied Materials, Inc.	500,654	16,461,504
ASML Holding NV	85,955	14,693,113
Broadcom, Inc.	106,611	23,826,492
Maxim Integrated Products, Inc.	102,156	5,109,843
		60,090,952
Software — 9.7%
Microsoft Corp.	852,212	91,024,764
salesforce.com, Inc.(1)	123,806	16,991,136
Splunk, Inc.(1)	47,891	4,781,437
		112,797,337
Specialty Retail — 2.0%
TJX Cos., Inc. (The)	206,642	22,705,823
Technology Hardware, Storage and Peripherals — 5.4%
Apple, Inc.	284,951	62,364,376
Textiles, Apparel and Luxury Goods — 2.2%
NIKE, Inc., Class B	188,190	14,121,777
Tapestry, Inc.	272,999	11,550,588
		25,672,365
TOTAL COMMON STOCKS (Cost $761,850,025)		1,137,053,391
EXCHANGE-TRADED FUNDS — 0.8%
iShares Russell 1000 Growth ETF (Cost $9,641,409)	66,088	9,389,783
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $7,512,980), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $7,360,847)		7,360,438
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $3,758,405), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $3,683,107)		3,683,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,552	6,552
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,049,990)		11,049,990
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $782,541,424)		1,157,493,164
OTHER ASSETS AND LIABILITIES — 0.2%		1,893,496
TOTAL NET ASSETS — 100.0%		$1,159,386,660

9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	404,863	USD	467,922	Credit Suisse AG	12/31/18	$(6,787)
EUR	525,113	USD	611,956	Credit Suisse AG	12/31/18	(13,858)
EUR	369,692	USD	427,973	Credit Suisse AG	12/31/18	(6,897)
EUR	545,041	USD	624,344	Credit Suisse AG	12/31/18	(3,548)
EUR	394,533	USD	450,458	Credit Suisse AG	12/31/18	(1,088)
USD	12,460,656	EUR	10,520,630	Credit Suisse AG	12/31/18	477,761
USD	1,312,952	EUR	1,107,985	Credit Suisse AG	12/31/18	50,967
USD	382,217	EUR	330,152	Credit Suisse AG	12/31/18	6,177
USD	794,245	EUR	688,851	Credit Suisse AG	12/31/18	9,651
USD	423,327	EUR	369,692	Credit Suisse AG	12/31/18	2,251
						$514,629

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $782,541,424)	$1,157,493,164
Receivable for investments sold	4,096,295
Receivable for capital shares sold	82,833
Unrealized appreciation on forward foreign currency exchange contracts	546,807
Dividends and interest receivable	365,424
1,162,584,523

Liabilities
Payable for investments purchased	3,165,685
Unrealized depreciation on forward foreign currency exchange contracts	32,178
3,197,863

Net Assets	$1,159,386,660

G Class Capital Shares, $0.01 Par Value
Shares authorized	660,000,000
Shares outstanding	62,372,282

Net Asset Value Per Share	$18.59

Net Assets Consist of:
Capital (par value and paid-in surplus)	$607,532,026
Distributable earnings	551,854,634
$1,159,386,660

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $25,846)	$14,136,425
Interest	81,052
14,217,477

Expenses:
Management fees	8,113,259
Directors' fees and expenses	29,213
Other expenses	26,156
8,168,628
Fees waived	(8,113,259)
55,369

Net investment income (loss)	14,162,108

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	191,074,474
Forward foreign currency exchange contract transactions	493,031
Futures contract transactions	(572,922)
Foreign currency translation transactions	(8,308)
190,986,275

Change in net unrealized appreciation (depreciation) on:
Investments	(48,980,311)
Forward foreign currency exchange contracts	243,234
Translation of assets and liabilities in foreign currencies	(54)
(48,737,131)

Net realized and unrealized gain (loss)	142,249,144

Net Increase (Decrease) in Net Assets Resulting from Operations	$156,411,252

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$14,162,108	$8,732,432
Net realized gain (loss)	190,986,275	117,989,683
Change in net unrealized appreciation (depreciation)	(48,737,131)	204,361,257
Net increase (decrease) in net assets resulting from operations	156,411,252	331,083,372

Distributions to Shareholders
From earnings:(1)
G Class	(126,468,050)	(25,539,499)
R6 Class	—	(2,942,841)
Decrease in net assets from distributions	(126,468,050)	(28,482,340)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(235,297,170)	(149,696,725)

Net increase (decrease) in net assets	(205,353,968)	152,904,307

Net Assets
Beginning of period	1,364,740,628	1,211,836,321
End of period	$1,159,386,660	$1,364,740,628

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(8,520,575) and $(1,102,965) for G Class and R6 Class, respectively. Distributions from net realized gains were $(17,018,924) and $(1,839,876) for G Class and R6 Class, respectively.

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Growth Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.450% to 0.640%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended October 31, 2018 was 0.62% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,158,756 and $17,726,362, respectively. The effect of interfund transactions on the Statement of Operations was $1,667,984 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $683,954,823 and $1,049,493,858, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	660,000,000		660,000,000
Sold	3,180,674	$58,272,536	13,727,570	$228,420,327
Issued in reinvestment of distributions	7,255,769	126,468,050	1,719,832	25,539,499
Redeemed	(22,314,863)	(420,037,756)	(16,787,555)	(274,474,628)
	(11,878,420)	(235,297,170)	(1,340,153)	(20,514,802)
R6 Class/Shares Authorized	N/A		N/A
Sold			2,372,292	36,926,033
Issued in reinvestment of distributions			198,438	2,942,841
Redeemed			(9,893,780)	(169,050,797)
			(7,323,050)	(129,181,923)
Net increase (decrease)	(11,878,420)	$(235,297,170)	(8,663,203)	$(149,696,725)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,119,386,235	$17,667,156	—
Exchange-Traded Funds	9,389,783	—	—
Temporary Cash Investments	6,552	11,043,438	—
	$1,128,782,570	$28,710,594	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$546,807	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$32,178	—

17

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $21,490,572.

Value of Derivative Instruments as of October 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$546,807	Unrealized depreciation on forward foreign currency exchange contracts	$32,178

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(572,922)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	493,031	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$243,234
		$(79,891)		$243,234

18

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$37,951,040	$9,623,540
Long-term capital gains	$88,517,010	$18,858,800

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $20,155,015 and distributable earnings $(20,155,015).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$786,575,558
Gross tax appreciation of investments	$385,865,410
Gross tax depreciation of investments	(14,947,804)
Net tax appreciation (depreciation)	$370,917,606
Undistributed ordinary income	$27,381,066
Accumulated long-term gains	$153,555,962

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2018	$18.38	0.20	1.80	2.00	(0.13)	(1.66)	(1.79)	$18.59	11.50%	0.00%(3)	0.62%	1.09%	0.47%	53%	$1,159,387
2017	$14.62	0.11	4.00	4.11	(0.12)	(0.23)	(0.35)	$18.38	28.64%	0.56%	0.74%	0.67%	0.49%	64%	$1,364,741
2016	$15.57	0.11	(0.06)	0.05	(0.07)	(0.93)	(1.00)	$14.62	0.49%	0.78%	0.78%	0.74%	0.74%	60%	$1,104,817
2015	$16.82	0.08	1.17	1.25	(0.08)	(2.42)	(2.50)	$15.57	8.97%	0.77%	0.77%	0.52%	0.52%	82%	$1,051,077
2014	$15.42	0.08	2.02	2.10	(0.09)	(0.61)	(0.70)	$16.82	14.17%	0.77%	0.77%	0.50%	0.50%	119%	$1,234,784

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

25

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

26

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

27

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $15,461,147, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $105,324,417, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

The fund hereby designates $30,858,257 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2018.

The fund utilized earnings and profits of $20,155,015 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90986 1812

Annual Report

October 31, 2018

NT Heritage Fund
G Class (ACLWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLWX	8.19%	8.38%	10.69%	5/12/06
Russell Midcap Growth Index	—	6.14%	10.09%	15.09%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008

Value on October 31, 2018
G Class — $27,622

Russell Midcap Growth Index — $40,801

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

In February 2018, portfolio manager Greg Walsh left American Century Investments, and Rob Brookby joined NT Heritage’s management team.

Performance Summary

NT Heritage returned 8.19%* for the 12 months ended October 31, 2018, outperforming the 6.14% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices delivered solid returns during the reporting period despite a sharp pullback in the final month. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell Midcap Growth Index, the utilities sector—which represents a very small segment of the benchmark—had the best performance on a total-return basis. Index returns were largely driven by strong performance of information technology and consumer discretionary stocks. Materials stocks were significantly lower, and real estate stocks declined marginally.

Stock selection in the health care sector led the fund’s outperformance relative to the benchmark. Stock choices in materials and an underweight to the sector also benefited performance. Stock selection in the consumer staples and information technology sectors detracted.

Health Care Stocks Led Contributors

In the health care sector, stock decisions among health care providers and services companies were top contributors. WellCare Health Plans was a major contributor in the industry. The managed care company reported strong quarterly results and renewed its Florida Medicaid contract, picking up additional market share as a result of the deal. It also acquired Meridian Health Plans. The acquisition expands the company’s footprint in both the Medicaid and Medicare Advantage markets. Home health and hospice care company Amedisys rose on strong quarterly performance. Profitability exceeded analysts' expectations due to productivity improvement. Amedisys was eliminated from the portfolio.

Other significant contributors included Burlington Stores. The off-price retailer reported strong comparable sales, and it’s also a beneficiary of tax reform, which lowered corporate rates for U.S. companies. O’Reilly Automotive outperformed as the aftermarket automobile parts dealer reported improved same-store sales and benefited from economic growth. Better weather also encouraged greater activity by do-it-yourselfers. Additionally, investors are realizing that Amazon.com’s online sales are less of a threat to the automotive business than some had feared.

Software company Red Hat was a major contributor. The company is the largest provider of Linux, an open-source operating system that Red Hat makes enterprise-ready. Red Hat saw an improving revenue profile aided by new products that help enterprises move to the cloud. Red Hat is in the process of being acquired by International Business Machines.

Consumers Staples Detracted

Stock selection among beverage companies weighed on performance in the consumer staples sector, although an overweight allocation to the industry mitigated some of the underperformance relative to the benchmark. Avoiding household products and personal products stocks also detracted.

3

* Fund returns would have been lower if a portion of the fees had not been waived.
In the information technology sector, stock choices in the IT services and semiconductors and semiconductor equipment industries hurt relative performance. Underweighting semiconductor maker Advanced Micro Devices detracted. The company appears to be a beneficiary of missteps by Intel, the chief competitor in the space. Advanced Micro Devices is positioned to take market share in the wake of Intel’s stumbles. Our holding of Microchip Technology detracted. The semiconductor maker issued a solid quarterly earnings report but guided lower due to problems inherited from its Microsemi acquisition. Management also noted that tariffs associated with the escalating trade war with China could hurt the bottom line.

Elsewhere, Electronic Arts underperformed as the video game maker lowered full-year guidance on revenue due to delays in game launches and the impact of foreign exchange. Flooring manufacturer Mohawk Industries detracted. The company reported strong quarterly earnings but guided below expectations for 2018 due to start-up costs associated with several global products. Additionally, rising mortgage rates are likely to affect housing-related companies such as Mohawk. Newell Brands, which owns several major brand names such as Rubbermaid, detracted. Lower-than-expected earnings were attributed to a slow 2017 back-to-school season and inventory reductions at key customers such as Office Depot and Walmart, along with Toys"R"Us, which declared bankruptcy. Both Mohawk and Newell Brands were eliminated.

Outlook

Our process uses fundamental analysis to identify mid-cap companies producing attractive, sustainable earnings growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

At the end of the period, the portfolio’s largest overweight relative to the benchmark was in the health care sector. We believe there is growth potential in mid-cap biopharmaceutical companies. We have moved our health care allocation away from more cyclical sectors to more growth-oriented sectors. Our industrials exposure remained overweight. We believe certain companies within the industrials sector are positioned to benefit from continued U.S. growth and thrive in a late-cycle economic environment.

Information technology ended the period as the portfolio’s largest underweight. However, we believe strongly that mid-cap technology companies are poised to benefit from secular themes such as 5G data technology, artificial intelligence, and the internet of things. We trimmed technology stocks we saw as having less upside and emphasized investments in companies whose business models we believe can sustainably capitalize on these themes. Financials ended the period underweight, reflecting what we see as a lack of opportunity in the sector as the yield curve flattens and affects the profitability of several lines of business for financial institutions.

4

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
WellCare Health Plans, Inc.	2.7%
Booz Allen Hamilton Holding Corp.	2.5%
Burlington Stores, Inc.	2.4%
SBA Communications Corp.	2.3%
FleetCor Technologies, Inc.	2.2%
Xilinx, Inc.	2.1%
Verisk Analytics, Inc.	2.0%
Take-Two Interactive Software, Inc.	2.0%
O'Reilly Automotive, Inc.	1.9%
NetApp, Inc.	1.9%

Top Five Industries	% of net assets
Software	9.7%
IT Services	8.2%
Specialty Retail	6.3%
Health Care Providers and Services	5.6%
Health Care Equipment and Supplies	5.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)(2)
Actual
G Class	$1,000	$1,019.60	$0.00	0.00%
Hypothetical
G Class	$1,000	$1,025.21	$0.00	0.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

6

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 97.6%
Aerospace and Defense — 1.7%
L3 Technologies, Inc.	63,057	$11,947,410
Auto Components — 0.8%
Aptiv plc	72,111	5,538,125
Banks — 0.5%
SVB Financial Group(1)	14,180	3,363,921
Beverages — 2.7%
Brown-Forman Corp., Class B	79,088	3,664,938
Constellation Brands, Inc., Class A	39,110	7,791,885
Monster Beverage Corp.(1)	134,854	7,127,034
		18,583,857
Biotechnology — 3.3%
Alexion Pharmaceuticals, Inc.(1)	62,337	6,986,108
Array BioPharma, Inc.(1)	306,973	4,972,963
Immunomedics, Inc.(1)	217,831	4,907,732
Sarepta Therapeutics, Inc.(1)	45,261	6,054,111
		22,920,914
Building Products — 1.2%
Allegion plc	93,995	8,058,191
Capital Markets — 4.9%
Cboe Global Markets, Inc.	107,246	12,102,711
LPL Financial Holdings, Inc.	83,363	5,135,161
S&P Global, Inc.	41,038	7,482,048
SEI Investments Co.	174,397	9,321,520
		34,041,440
Chemicals — 0.2%
FMC Corp.	18,646	1,455,880
Communications Equipment — 1.5%
Palo Alto Networks, Inc.(1)	55,943	10,239,807
Construction and Engineering — 1.6%
Jacobs Engineering Group, Inc.	146,996	11,037,930
Construction Materials — 0.9%
Vulcan Materials Co.	64,293	6,502,594
Containers and Packaging — 1.6%
Ball Corp.	245,502	10,998,490
Electrical Equipment — 1.4%
AMETEK, Inc.	149,198	10,008,202
Electronic Equipment, Instruments and Components — 1.6%
CDW Corp.	119,797	10,782,928
Entertainment — 2.8%
Electronic Arts, Inc.(1)	61,468	5,592,359

7

	Shares	Value
Take-Two Interactive Software, Inc.(1)	105,405	$13,583,542
		19,175,901
Equity Real Estate Investment Trusts (REITs) — 2.3%
SBA Communications Corp.(1)	97,929	15,881,146
Food and Staples Retailing — 0.7%
Costco Wholesale Corp.	20,588	4,707,034
Health Care Equipment and Supplies — 5.5%
Align Technology, Inc.(1)	36,004	7,964,085
Edwards Lifesciences Corp.(1)	50,459	7,447,748
Haemonetics Corp.(1)	66,751	6,973,477
Insulet Corp.(1)	79,261	6,991,613
Masimo Corp.(1)	72,221	8,348,748
		37,725,671
Health Care Providers and Services — 5.6%
Henry Schein, Inc.(1)	61,853	5,133,799
LHC Group, Inc.(1)	47,449	4,338,262
Quest Diagnostics, Inc.	112,629	10,599,515
WellCare Health Plans, Inc.(1)	67,334	18,583,511
		38,655,087
Hotels, Restaurants and Leisure — 4.8%
Domino's Pizza, Inc.	28,404	7,634,711
Haidilao International Holding Ltd.(1)	134,000	281,604
Hilton Worldwide Holdings, Inc.	68,225	4,855,573
Planet Fitness, Inc., Class A(1)	186,621	9,161,225
Red Rock Resorts, Inc., Class A	214,338	4,959,781
Yum! Brands, Inc.	67,590	6,110,812
		33,003,706
Industrial Conglomerates — 0.9%
Roper Technologies, Inc.	22,379	6,331,019
Interactive Media and Services — 1.5%
Twitter, Inc.(1)	306,862	10,663,454
Internet and Direct Marketing Retail — 1.0%
Expedia Group, Inc.	54,901	6,886,232
IT Services — 8.2%
Akamai Technologies, Inc.(1)	99,275	7,172,619
Booz Allen Hamilton Holding Corp.	348,832	17,281,137
FleetCor Technologies, Inc.(1)	75,161	15,034,455
Square, Inc., Class A(1)	82,115	6,031,347
Worldpay, Inc., Class A(1)	122,849	11,282,452
		56,802,010
Life Sciences Tools and Services — 0.8%
Illumina, Inc.(1)	18,715	5,823,172
Machinery — 2.1%
Ingersoll-Rand plc	117,373	11,260,766
WABCO Holdings, Inc.(1)	31,741	3,410,570
		14,671,336

8

	Shares	Value
Marine — 0.6%
Kirby Corp.(1)	59,629	$4,289,710
Metals and Mining — 0.3%
Largo Resources Ltd.(1)	741,583	2,247,648
Multiline Retail — 0.6%
Dollar Tree, Inc.(1)	49,154	4,143,682
Oil, Gas and Consumable Fuels — 1.2%
Concho Resources, Inc.(1)	57,967	8,062,630
Pharmaceuticals — 1.8%
Elanco Animal Health, Inc.(1)	108,225	3,298,698
Jazz Pharmaceuticals plc(1)	57,491	9,130,721
		12,429,419
Professional Services — 4.1%
IHS Markit Ltd.(1)	181,952	9,557,938
TransUnion	75,599	4,970,634
Verisk Analytics, Inc.(1)	116,321	13,939,909
		28,468,481
Road and Rail — 1.0%
Canadian Pacific Railway Ltd.	33,198	6,805,590
Semiconductors and Semiconductor Equipment — 5.2%
Advanced Micro Devices, Inc.(1)	232,142	4,227,306
Marvell Technology Group Ltd.	440,005	7,220,482
Microchip Technology, Inc.	150,905	9,926,531
Xilinx, Inc.	170,532	14,558,317
		35,932,636
Software — 9.7%
Autodesk, Inc.(1)	98,831	12,773,907
PTC, Inc.(1)	107,161	8,831,138
RealPage, Inc.(1)	131,809	6,985,877
Red Hat, Inc.(1)	42,891	7,361,811
ServiceNow, Inc.(1)	62,598	11,332,742
Splunk, Inc.(1)	59,340	5,924,506
Tyler Technologies, Inc.(1)	41,190	8,718,275
Workday, Inc., Class A(1)	39,821	5,296,989
		67,225,245
Specialty Retail — 6.3%
Burlington Stores, Inc.(1)	97,276	16,681,861
Five Below, Inc.(1)	55,897	6,362,197
O'Reilly Automotive, Inc.(1)	40,887	13,114,505
Ross Stores, Inc.	73,389	7,265,511
		43,424,074
Technology Hardware, Storage and Peripherals — 1.9%
NetApp, Inc.	164,870	12,940,646
Textiles, Apparel and Luxury Goods — 2.7%
Lululemon Athletica, Inc.(1)	72,989	10,271,742
VF Corp.	105,204	8,719,307
		18,991,049

9

	Shares	Value
Trading Companies and Distributors — 2.1%
United Rentals, Inc.(1)	82,635	$9,921,985
Univar, Inc.(1)	183,189	4,510,113
		14,432,098
TOTAL COMMON STOCKS (Cost $580,705,824)		675,198,365
TEMPORARY CASH INVESTMENTS — 2.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $11,430,517), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $11,199,057)		11,198,435
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $5,718,485), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $5,604,163)		5,604,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,417	9,417
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,811,852)		16,811,852
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $597,517,676)		692,010,217
OTHER ASSETS AND LIABILITIES†		(205,148)
TOTAL NET ASSETS — 100.0%		$691,805,069

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	303,426	USD	234,449	Morgan Stanley	12/31/18	$(3,658)
CAD	656,048	USD	504,074	Morgan Stanley	12/31/18	(5,073)
CAD	327,396	USD	249,999	Morgan Stanley	12/31/18	(976)
USD	6,852,696	CAD	8,833,125	Morgan Stanley	12/31/18	134,077
USD	186,127	CAD	240,692	Morgan Stanley	12/31/18	3,053
USD	170,422	CAD	221,484	Morgan Stanley	12/31/18	1,958
USD	259,958	CAD	335,577	Morgan Stanley	12/31/18	4,713
USD	178,621	CAD	230,818	Morgan Stanley	12/31/18	3,057
USD	215,118	CAD	279,321	Morgan Stanley	12/31/18	2,661
USD	337,020	CAD	435,787	Morgan Stanley	12/31/18	5,554
USD	896,726	CAD	1,162,030	Morgan Stanley	12/31/18	12,867
						$158,233

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $597,517,676)	$692,010,217
Receivable for investments sold	2,603,982
Unrealized appreciation on forward foreign currency exchange contracts	167,940
Dividends and interest receivable	826
694,782,965

Liabilities
Payable for investments purchased	2,968,189
Unrealized depreciation on forward foreign currency exchange contracts	9,707
2,977,896

Net Assets	$691,805,069

G Class Capital Shares, $0.01 Par Value
Shares authorized	500,000,000
Shares outstanding	47,603,675

Net Asset Value Per Share	$14.53

Net Assets Consist of:
Capital (par value and paid-in surplus)	$457,767,308
Distributable earnings	234,037,761
$691,805,069

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,738)	$5,441,971
Interest	76,874
5,518,845

Expenses:
Management fees	5,057,373
Directors' fees and expenses	17,443
Other expenses	13,221
5,088,037
Fees waived	(5,057,373)
30,664

Net investment income (loss)	5,488,181

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	150,399,647
Forward foreign currency exchange contract transactions	420,804
Foreign currency translation transactions	(148)
150,820,303

Change in net unrealized appreciation (depreciation) on:
Investments	(86,705,992)
Forward foreign currency exchange contracts	(4,968)
(86,710,960)

Net realized and unrealized gain (loss)	64,109,343

Net Increase (Decrease) in Net Assets Resulting from Operations	$69,597,524

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$5,488,181	$2,111,214
Net realized gain (loss)	150,820,303	56,742,260
Change in net unrealized appreciation (depreciation)	(86,710,960)	91,090,749
Net increase (decrease) in net assets resulting from operations	69,597,524	149,944,223

Distributions to Shareholders
From earnings:
G Class	(55,729,292)	(22,613,046)
R6 Class	—	(2,450,807)
Decrease in net assets from distributions	(55,729,292)	(25,063,853)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(144,973,455)	(15,408,566)

Net increase (decrease) in net assets	(131,105,223)	109,471,804

Net Assets
Beginning of period	822,910,292	713,438,488
End of period	$691,805,069	$822,910,292

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

14

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are

15

wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.65%. The investment advisor agreed to waive the management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended October 31, 2018 was 0.65% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,755,661 and $4,931,801, respectively. The effect of interfund transactions on the Statement of Operations was $777,740 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $691,376,189 and $896,641,259, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	500,000,000		500,000,000
Sold	1,434,857	$20,837,098	10,789,180	$145,023,909
Issued in reinvestment of distributions	3,989,212	55,729,292	1,817,769	22,613,046
Redeemed	(14,907,717)	(221,539,845)	(8,335,745)	(110,364,109)
	(9,483,648)	(144,973,455)	4,271,204	57,272,846
R6 Class/Shares Authorized	N/A		N/A
Sold			1,796,142	23,492,081
Issued in reinvestment of distributions			195,908	2,450,807
Redeemed			(7,123,592)	(98,624,300)
			(5,131,542)	(72,681,412)
Net increase (decrease)	(9,483,648)	$(144,973,455)	(860,338)	$(15,408,566)

16

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$672,669,113	$2,529,252	—
Temporary Cash Investments	9,417	16,802,435	—
	$672,678,530	$19,331,687	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$167,940	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$9,707	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $9,613,641.

17

The value of foreign currency risk derivative instruments as of October 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $167,940 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $9,707 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $420,804 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(4,968) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$4,294,367	—
Long-term capital gains	$51,434,925	$25,063,853

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $11,873,407 and distributable earnings $(11,873,407).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$599,706,638
Gross tax appreciation of investments	$119,238,955
Gross tax depreciation of investments	(26,935,376)
Net tax appreciation (depreciation) of investments	$92,303,579
Undistributed ordinary income	$23,062,247
Accumulated long-term gains	$118,671,935

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2018	$14.41	0.10	1.05	1.15	(0.05)	(0.98)	(1.03)	$14.53	8.19%	0.00%(3)	0.65%	0.71%	0.06%	90%	$691,805
2017	$12.31	0.04	2.50	2.54	—	(0.44)	(0.44)	$14.41	21.29%	0.58%	0.76%	0.27%	0.09%	67%	$822,910
2016	$13.65	—(4)	(0.28)	(0.28)	—	(1.06)	(1.06)	$12.31	(2.01)%	0.80%	0.80%	(0.02)%	(0.02)%	73%	$649,951
2015	$13.37	(0.03)	0.93	0.90	—	(0.62)	(0.62)	$13.65	7.20%	0.80%	0.80%	(0.22)%	(0.22)%	83%	$609,841
2014	$13.81	(0.04)	1.08	1.04	—	(1.48)	(1.48)	$13.37	8.53%	0.80%	0.80%	(0.31)%	(0.31)%	76%	$572,085

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio was less than 0.005%.

(4)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Heritage Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Heritage Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

24

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

25

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $4,294,367, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

The fund hereby designates $3,035,430 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2018.

The fund hereby designates $61,292,222, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

The fund utilized earnings and profits of $11,873,407 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90987 1812

Annual Report

October 31, 2018

Select Fund
Investor Class (TWCIX)
I Class (TWSIX)
Y Class (ASLWX)
A Class (TWCAX)
C Class (ACSLX)
R Class (ASERX)
R5 Class (ASLGX)
R6 Class (ASDEX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	8.94%	12.70%	14.23%	—	6/30/71
Russell 1000 Growth Index	—	10.71%	13.43%	15.45%	—	—
I Class	TWSIX	9.15%	12.93%	14.46%	—	3/13/97
Y Class	ASLWX	9.34%	—	—	15.58%	4/10/17
A Class	TWCAX					8/8/97
No sales charge		8.67%	12.43%	13.94%	—
With sales charge		2.42%	11.10%	13.27%	—
C Class	ACSLX	7.86%	11.58%	13.09%	—	1/31/03
R Class	ASERX	8.41%	12.15%	13.66%	—	7/29/05
R5 Class	ASLGX	9.13%	—	—	15.38%	4/10/17
R6 Class	ASDEX	9.33%	13.10%	—	14.00%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Although the fund’s actual inception date was October 31, 1958, the Investor Class inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $37,847

Russell 1000 Growth Index — $42,082

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.00%	0.80%	0.65%	1.25%	2.00%	1.50%	0.80%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Chris Krantz

Performance Summary

Select returned 8.94%* for the 12 months ended October 31, 2018, lagging the 10.71% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted solid returns during the reporting period despite a sharp drop during the final month of the fund’s fiscal year. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum, providing a tailwind for the fund. Within the Russell 1000 Growth Index, all sectors but materials, energy, and communication services posted gains. The small utilities segment—a sector that rarely offers the kind of growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology and consumer discretionary stocks.

Stock selection in health care and positioning among communication services companies were the major sources of underperformance versus the benchmark. Industrials was the top contributing sector due to stock selection. Stock choices were also strongly positive in information technology, although an underweight relative to the benchmark negated some of those gains.

Health Care Stocks Led Detractors

Biotechnology stocks weighed on performance in the health care sector. Celgene fell sharply after announcing that it was discontinuing late-stage clinical trials of its drug to treat Crohn’s disease, putting pressure on its product pipeline. The company also had to lower guidance due to disappointing sales for its arthritic psoriasis drug Otezla due to pricing competition. Regeneron Pharmaceuticals declined as investors were concerned about competition for its Eylea drug used to treat macular degeneration, a key market for the company.

At the end of September, index provider FTSE Russell eliminated the telecommunication services sector—where the portfolio had no holdings—and introduced the communication services sector. Communication services includes stocks of companies that had previously been in a range of other sectors. Within the sector, Electronic Arts underperformed as the video game maker lowered full-year guidance on revenue due to delays in game launches and the impact of foreign exchange. Despite the missteps, we believe Electronic Arts is a high-quality company in a space with continued long-term potential. The China-based web search engine Baidu—which is reported to control about 80% of the search market in China—detracted on speculation that Google might reenter the Chinese market.

Elsewhere, FANUC, a Japan-based manufacturer of factory automation machinery, detracted significantly from the portfolio’s relative results. Investors bid the stock lower on concerns of a global trade war and slowdown in manufacturing, which would negatively impact industrial automation. FANUC said it expected annual operating profit to decline.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Industrials Stocks Aided Performance

Professional services stocks led contributors in the industrials sector. Verisk Analytics, a data analytics and risk assessment company, outperformed as the company continued to grow revenue through adding to its subscriber base and offering new solutions to clients.

Stock choices in the IT services industry aided performance. Payment services company MasterCard saw its stock increase on widening profit margins and earnings that beat expectations. Also in the information technology sector, Apple benefited from higher-than-expected sales of new, premium-priced phones and strong services business. Apple continues to produce massive free cash flow and to deploy capital in shareholder-friendly ways.

Other top contributors included The TJX Cos. The off-price retailer is benefiting from economic growth and an improved employment picture, which are supporting greater consumer confidence. Managed care firm UnitedHealth Group reported a positive earnings surprise, which bolstered the health care company’s stock.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As we noted earlier, at the end of September, Russell eliminated the telecommunication services sector and introduced the communication services sector. Communication services includes stocks of companies that had previously been in a range of other sectors. For example, portfolio holdings Facebook and Google parent Alphabet, which had been included in the information technology sector, are now part of communication services. As a result of Russell’s sector shifts, communication services ended the period as our largest overweight and our information technology allocation ended the period underweight relative to the benchmark.

6

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Apple, Inc.	10.1%
Alphabet, Inc.*	8.4%
Amazon.com, Inc.	5.7%
MasterCard, Inc., Class A	5.5%
UnitedHealth Group, Inc.	5.0%
Facebook, Inc., Class A	3.4%
Microsoft Corp.	3.3%
PayPal Holdings, Inc.	3.1%
Home Depot, Inc. (The)	2.7%
TJX Cos., Inc. (The)	2.6%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Interactive Media and Services	12.4%
Technology Hardware, Storage and Peripherals	11.5%
IT Services	10.1%
Biotechnology	7.1%
Specialty Retail	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,038.20	$4.98	0.97%
I Class	$1,000	$1,039.20	$3.96	0.77%
Y Class	$1,000	$1,040.00	$3.19	0.62%
A Class	$1,000	$1,036.90	$6.26	1.22%
C Class	$1,000	$1,033.00	$10.09	1.97%
R Class	$1,000	$1,035.60	$7.54	1.47%
R5 Class	$1,000	$1,039.00	$3.96	0.77%
R6 Class	$1,000	$1,040.00	$3.19	0.62%
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
I Class	$1,000	$1,021.32	$3.92	0.77%
Y Class	$1,000	$1,022.08	$3.16	0.62%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R5 Class	$1,000	$1,021.32	$3.92	0.77%
R6 Class	$1,000	$1,022.08	$3.16	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 2.6%
Boeing Co. (The)	190,000	$67,423,400
United Technologies Corp.	68,500	8,508,385
		75,931,785
Auto Components — 1.1%
Aptiv plc	423,400	32,517,120
Banks — 1.6%
JPMorgan Chase & Co.	428,200	46,682,364
Beverages — 2.9%
Constellation Brands, Inc., Class A	293,800	58,533,774
Diageo plc	832,000	28,803,886
		87,337,660
Biotechnology — 7.1%
Alexion Pharmaceuticals, Inc.(1)	195,000	21,853,650
Biogen, Inc.(1)	224,300	68,247,761
Celgene Corp.(1)	527,200	37,747,520
Regeneron Pharmaceuticals, Inc.(1)	162,000	54,956,880
Vertex Pharmaceuticals, Inc.(1)	173,600	29,418,256
		212,224,067
Building Products — 0.6%
Allegion plc	221,600	18,997,768
Capital Markets — 2.7%
Bank of New York Mellon Corp. (The)	461,900	21,861,727
Cboe Global Markets, Inc.	317,600	35,841,160
MSCI, Inc.	145,200	21,835,176
		79,538,063
Chemicals — 1.2%
Sherwin-Williams Co. (The)	74,900	29,470,903
Valvoline, Inc.	329,600	6,565,632
		36,036,535
Electronic Equipment, Instruments and Components — 0.4%
Keyence Corp.	22,000	10,782,115
Entertainment — 4.0%
Electronic Arts, Inc.(1)	550,300	50,066,294
Walt Disney Co. (The)	598,900	68,771,687
		118,837,981
Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	193,100	30,086,911
Equinix, Inc.	45,100	17,081,174
		47,168,085
Food and Staples Retailing — 1.5%
Costco Wholesale Corp.	192,600	44,034,138

10

	Shares	Value
Health Care Providers and Services — 5.0%
UnitedHealth Group, Inc.	570,700	$149,152,445
Hotels, Restaurants and Leisure — 0.8%
Starbucks Corp.	422,400	24,613,248
Industrial Conglomerates — 1.2%
Roper Technologies, Inc.	125,900	35,617,110
Interactive Media and Services — 12.4%
Alphabet, Inc., Class A(1)	90,600	98,806,548
Alphabet, Inc., Class C(1)	138,600	149,240,322
Baidu, Inc. ADR(1)	105,200	19,994,312
Facebook, Inc., Class A(1)	657,000	99,726,030
		367,767,212
Internet and Direct Marketing Retail — 5.7%
Amazon.com, Inc.(1)	106,300	169,868,463
IT Services — 10.1%
MasterCard, Inc., Class A	827,000	163,473,090
PayPal Holdings, Inc.(1)	1,109,400	93,400,386
Visa, Inc., Class A	309,500	42,664,575
		299,538,051
Machinery — 3.4%
FANUC Corp.	169,500	29,645,788
Graco, Inc.	941,200	38,240,956
Middleby Corp. (The)(1)	292,000	32,791,600
		100,678,344
Oil, Gas and Consumable Fuels — 1.4%
EOG Resources, Inc.	402,600	42,409,884
Personal Products — 1.5%
Estee Lauder Cos., Inc. (The), Class A	329,300	45,258,992
Professional Services — 3.5%
IHS Markit Ltd.(1)	895,400	47,035,362
Verisk Analytics, Inc.(1)	467,200	55,989,248
		103,024,610
Road and Rail — 1.0%
Canadian Pacific Railway Ltd.	151,400	31,048,242
Semiconductors and Semiconductor Equipment — 3.3%
Analog Devices, Inc.	572,100	47,890,491
Maxim Integrated Products, Inc.	1,024,500	51,245,490
		99,135,981
Software — 3.8%
DocuSign, Inc.(1)	353,200	14,813,208
Microsoft Corp.	907,300	96,908,713
		111,721,921
Specialty Retail — 5.8%
Home Depot, Inc. (The)	452,100	79,515,348
Tiffany & Co.	121,200	13,489,560
TJX Cos., Inc. (The)	709,400	77,948,872
		170,953,780

11

	Shares	Value
Technology Hardware, Storage and Peripherals — 11.5%
Apple, Inc.	1,366,500	$299,072,190
NetApp, Inc.	545,200	42,792,748
		341,864,938
Textiles, Apparel and Luxury Goods — 1.9%
NIKE, Inc., Class B	738,000	55,379,520
TOTAL COMMON STOCKS (Cost $1,383,279,586)		2,958,120,422
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $6,610,534), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $6,476,676)		6,476,316
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $3,306,445), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $3,241,095)		3,241,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,400	5,400
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,722,716)		9,722,716
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,393,002,302)		2,967,843,138
OTHER ASSETS AND LIABILITIES — 0.1%		2,773,163
TOTAL NET ASSETS — 100.0%		$2,970,616,301

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,355,435	USD	1,048,920	Morgan Stanley	12/31/18	$(17,954)
CAD	1,996,534	USD	1,534,036	Morgan Stanley	12/31/18	(15,439)
CAD	951,080	USD	727,730	Morgan Stanley	12/31/18	(4,323)
USD	23,102,998	CAD	29,779,764	Morgan Stanley	12/31/18	452,024
USD	731,946	CAD	944,860	Morgan Stanley	12/31/18	13,271
USD	698,113	CAD	903,893	Morgan Stanley	12/31/18	10,597
USD	701,203	CAD	920,322	Morgan Stanley	12/31/18	1,191
JPY	48,070,000	USD	427,108	Bank of America, N.A.	12/28/18	1,016
JPY	40,700,000	USD	365,324	Bank of America, N.A.	12/28/18	(2,839)
JPY	44,880,000	USD	401,057	Bank of America, N.A.	12/28/18	(1,343)
JPY	25,410,000	USD	226,795	Bank of America, N.A.	12/28/18	(486)
USD	6,100,126	JPY	682,110,000	Bank of America, N.A.	12/28/18	25,067
USD	385,335	JPY	43,670,000	Bank of America, N.A.	12/28/18	(3,602)
						$457,180

12

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $1,393,002,302)	$2,967,843,138
Receivable for investments sold	4,059,020
Receivable for capital shares sold	214,900
Unrealized appreciation on forward foreign currency exchange contracts	503,166
Dividends and interest receivable	1,278,770
2,973,898,994

Liabilities
Payable for investments purchased	107,748
Payable for capital shares redeemed	603,527
Unrealized depreciation on forward foreign currency exchange contracts	45,986
Accrued management fees	2,510,772
Distribution and service fees payable	14,660
3,282,693

Net Assets	$2,970,616,301

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,172,685,801
Distributable earnings	1,797,930,500
$2,970,616,301

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,835,969,504	38,457,997	$73.74
I Class, $0.01 Par Value	$70,985,624	946,196	$75.02
Y Class, $0.01 Par Value	$14,529,300	193,399	$75.13
A Class, $0.01 Par Value	$39,459,134	546,920	$72.15*
C Class, $0.01 Par Value	$5,700,182	87,979	$64.79
R Class, $0.01 Par Value	$2,258,646	31,564	$71.56
R5 Class, $0.01 Par Value	$6,228	83	$75.04
R6 Class, $0.01 Par Value	$1,707,683	22,755	$75.05
*Maximum offering price $76.55 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $200,264)	$31,175,531
Interest	160,563
31,336,094

Expenses:
Management fees	29,959,352
Distribution and service fees:
A Class	105,197
C Class	58,380
R Class	13,987
Directors' fees and expenses	69,390
Other expenses	245
30,206,551
Fees waived(1)	(609,326)
29,597,225

Net investment income (loss)	1,738,869

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	220,012,089
Forward foreign currency exchange contract transactions	1,195,322
Written options contract transactions	1,009,857
Foreign currency translation transactions	(2,884)
222,214,384

Change in net unrealized appreciation (depreciation) on:
Investments	31,990,327
Forward foreign currency exchange contracts	(538,533)
Translation of assets and liabilities in foreign currencies	(811)
31,450,983

Net realized and unrealized gain (loss)	253,665,367

Net Increase (Decrease) in Net Assets Resulting from Operations	$255,404,236

(1)
Amount consists of $584,217, $13,806, $856, $8,416, $1,168, $559 and $304 for Investor Class, I Class, Y Class, A Class, C Class, R Class and R6 Class, respectively. The waiver amount for R5 Class was less than $0.05.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$1,738,869	$8,586,409
Net realized gain (loss)	222,214,384	167,727,945
Change in net unrealized appreciation (depreciation)	31,450,983	462,467,477
Net increase (decrease) in net assets resulting from operations	255,404,236	638,781,831

Distributions to Shareholders
From earnings:(1)
Investor Class	(167,885,063)	(85,358,297)
I Class	(3,896,927)	(1,064,287)
Y Class	(361)	—
A Class	(2,434,131)	(1,293,683)
C Class	(366,947)	(169,263)
R Class	(214,888)	(97,514)
R5 Class	(355)	—
R6 Class	(87,056)	(322,276)
Decrease in net assets from distributions	(174,885,728)	(88,305,320)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	24,411,779	(52,715,513)

Net increase (decrease) in net assets	104,930,287	497,760,998

Net Assets
Beginning of period	2,865,686,014	2,367,925,016
End of period	$2,970,616,301	$2,865,686,014

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(8,554,850), $(156,843), $(43,226) and $(57,884) for Investor Class, I Class, A Class and R6 Class, respectively. Distributions from net realized gains were $(76,803,447), $(907,444), $(1,250,457), $(169,263), $(97,514) and $(264,392) for Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded options contracts are valued at the settlement price as provided by the appropriate exchange. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). During the period ended October 31, 2018, the investment advisor agreed to waive 0.02% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2018 are as follows:

	Management Fee	Effective Annual Management Fee
	Schedule Range	Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.99%	0.97%
I Class	0.600% to 0.790%	0.79%	0.77%
Y Class	0.450% to 0.640%	0.64%	0.62%
A Class	0.800% to 0.990%	0.99%	0.97%
C Class	0.800% to 0.990%	0.99%	0.97%
R Class	0.800% to 0.990%	0.99%	0.97%
R5 Class	0.600% to 0.790%	0.79%	0.77%
R6 Class	0.450% to 0.640%	0.64%	0.62%

19

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $11,046,105 and $10,951,581, respectively. The effect of interfund transactions on the Statement of Operations was $3,179,021 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $658,105,694 and $810,475,625, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	350,000,000		350,000,000
Sold	1,118,907	$83,197,129	1,407,426	$90,665,297
Issued in reinvestment of distributions	2,272,657	160,563,210	1,386,370	81,463,131
Redeemed	(3,219,750)	(239,485,104)	(3,734,837)	(237,384,030)
	171,814	4,275,235	(941,041)	(65,255,602)
I Class/Shares Authorized	35,000,000		35,000,000
Sold	396,353	30,682,340	436,454	29,772,009
Issued in reinvestment of distributions	50,080	3,593,215	17,851	1,064,278
Redeemed	(333,201)	(26,075,775)	(94,975)	(6,205,828)
	113,232	8,199,780	359,330	24,630,459
Y Class/Shares Authorized	50,000,000		50,000,000
Sold	197,116	15,403,115	78	5,000
Issued in reinvestment of distributions	5	361	—	—
Redeemed	(3,800)	(299,030)	—	—
	193,321	15,104,446	78	5,000
A Class/Shares Authorized	50,000,000		50,000,000
Sold	76,515	5,571,453	173,237	10,898,266
Issued in reinvestment of distributions	34,556	2,393,697	21,975	1,267,277
Redeemed	(136,844)	(9,978,951)	(264,980)	(16,695,198)
	(25,773)	(2,013,801)	(69,768)	(4,529,655)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	13,535	896,225	26,075	1,515,135
Issued in reinvestment of distributions	5,350	334,996	2,670	141,044
Redeemed	(19,314)	(1,277,444)	(27,362)	(1,544,561)
	(429)	(46,223)	1,383	111,618
R Class/Shares Authorized	30,000,000		30,000,000
Sold	11,087	800,013	8,559	540,751
Issued in reinvestment of distributions	3,121	214,888	1,697	97,514
Redeemed	(32,866)	(2,287,575)	(9,476)	(583,108)
	(18,658)	(1,272,674)	780	55,157
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	—	—	78	5,000
Issued in reinvestment of distributions	5	355	—	—
	5	355	78	5,000
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	8,063	626,743	24,008	1,582,119
Issued in reinvestment of distributions	1,215	87,056	5,411	322,276
Redeemed	(7,295)	(549,138)	(142,938)	(9,641,885)
	1,983	164,661	(113,519)	(7,737,490)
Net increase (decrease)	435,495	$24,411,779	(762,679)	$(52,715,513)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,857,840,391	$100,280,031	—
Temporary Cash Investments	5,400	9,717,316	—
	$2,857,845,791	$109,997,347	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$503,166	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$45,986	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 499 written options contracts.

22

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $33,260,709.

Value of Derivative Instruments as of October 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$503,166	Unrealized depreciation on forward foreign currency exchange contracts	$45,986

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$1,009,857	Change in net unrealized appreciation (depreciation) on written options contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	1,195,322	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(538,533)
		$2,205,179		$(538,533)

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$8,116,985	$8,812,803
Long-term capital gains	$166,768,743	$79,492,517

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,393,219,307
Gross tax appreciation of investments	$1,628,979,793
Gross tax depreciation of investments	(54,355,962)
Net tax appreciation (depreciation) of investments	1,574,623,831
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(937)
Net tax appreciation (depreciation)	$1,574,622,894
Undistributed ordinary income	$1,533,880
Accumulated long-term gains	$221,773,726

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$71.92	0.04	6.20	6.24	(0.21)	(4.21)	(4.42)	$73.74	8.94%	0.97%	0.99%	0.06%	0.04%	22%	$2,835,970
2017	$58.32	0.21	15.59	15.80	(0.22)	(1.98)	(2.20)	$71.92	27.93%	0.99%	1.00%	0.33%	0.32%	19%	$2,753,729
2016	$61.57	0.20	0.30	0.50	(0.25)	(3.50)	(3.75)	$58.32	0.98%	0.99%	0.99%	0.36%	0.36%	16%	$2,287,797
2015	$61.31	0.21	5.71	5.92	(0.24)	(5.42)	(5.66)	$61.57	10.93%	0.99%	0.99%	0.35%	0.35%	24%	$2,440,319
2014	$53.07	0.19	8.51	8.70	(0.24)	(0.22)	(0.46)	$61.31	16.50%	1.00%	1.00%	0.34%	0.34%	25%	$2,293,893
I Class
2018	$73.11	0.19	6.29	6.48	(0.36)	(4.21)	(4.57)	$75.02	9.15%	0.77%	0.79%	0.26%	0.24%	22%	$70,986
2017	$59.25	0.31	15.87	16.18	(0.34)	(1.98)	(2.32)	$73.11	28.20%	0.79%	0.80%	0.53%	0.52%	19%	$60,895
2016	$62.49	0.32	0.31	0.63	(0.37)	(3.50)	(3.87)	$59.25	1.19%	0.79%	0.79%	0.56%	0.56%	16%	$28,061
2015	$62.15	0.34	5.78	6.12	(0.36)	(5.42)	(5.78)	$62.49	11.16%	0.79%	0.79%	0.55%	0.55%	24%	$33,075
2014	$53.79	0.32	8.61	8.93	(0.35)	(0.22)	(0.57)	$62.15	16.74%	0.80%	0.80%	0.54%	0.54%	25%	$29,130
Y Class
2018	$73.13	0.28	6.33	6.61	(0.40)	(4.21)	(4.61)	$75.13	9.34%	0.62%	0.64%	0.41%	0.39%	22%	$14,529
2017(3)	$63.80	0.22	9.11	9.33	—	—	—	$73.13	14.62%	0.64%(4)	0.65%(4)	0.59%(4)	0.58%(4)	19%(5)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$70.45	(0.14)	6.07	5.93	(0.02)	(4.21)	(4.23)	$72.15	8.67%	1.22%	1.24%	(0.19)%	(0.21)%	22%	$39,459
2017	$57.16	0.05	15.29	15.34	(0.07)	(1.98)	(2.05)	$70.45	27.63%	1.24%	1.25%	0.08%	0.07%	19%	$40,345
2016	$60.41	0.06	0.29	0.35	(0.10)	(3.50)	(3.60)	$57.16	0.73%	1.24%	1.24%	0.11%	0.11%	16%	$36,723
2015	$60.25	0.06	5.61	5.67	(0.09)	(5.42)	(5.51)	$60.41	10.67%	1.24%	1.24%	0.10%	0.10%	24%	$41,737
2014	$52.15	0.06	8.36	8.42	(0.10)	(0.22)	(0.32)	$60.25	16.21%	1.25%	1.25%	0.09%	0.09%	25%	$39,786
C Class
2018	$64.11	(0.62)	5.51	4.89	—	(4.21)	(4.21)	$64.79	7.86%	1.97%	1.99%	(0.94)%	(0.96)%	22%	$5,700
2017	$52.51	(0.39)	13.97	13.58	—	(1.98)	(1.98)	$64.11	26.66%	1.99%	2.00%	(0.67)%	(0.68)%	19%	$5,668
2016	$56.09	(0.33)	0.25	(0.08)	—	(3.50)	(3.50)	$52.51	(0.02)%	1.99%	1.99%	(0.64)%	(0.64)%	16%	$4,570
2015	$56.64	(0.36)	5.23	4.87	—	(5.42)	(5.42)	$56.09	9.83%	1.99%	1.99%	(0.65)%	(0.65)%	24%	$5,932
2014	$49.32	(0.34)	7.88	7.54	—	(0.22)	(0.22)	$56.64	15.34%	2.00%	2.00%	(0.66)%	(0.66)%	25%	$5,929
R Class
2018	$70.05	(0.30)	6.02	5.72	—	(4.21)	(4.21)	$71.56	8.41%	1.47%	1.49%	(0.44)%	(0.46)%	22%	$2,259
2017	$56.92	(0.11)	15.22	15.11	—	(1.98)	(1.98)	$70.05	27.30%	1.49%	1.50%	(0.17)%	(0.18)%	19%	$3,518
2016	$60.21	(0.08)	0.29	0.21	—	(3.50)	(3.50)	$56.92	0.49%	1.49%	1.49%	(0.14)%	(0.14)%	16%	$2,814
2015	$60.12	(0.09)	5.60	5.51	—	(5.42)	(5.42)	$60.21	10.38%	1.49%	1.49%	(0.15)%	(0.15)%	24%	$3,295
2014	$52.07	(0.08)	8.35	8.27	—	(0.22)	(0.22)	$60.12	15.92%	1.50%	1.50%	(0.16)%	(0.16)%	25%	$3,050

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018	$73.10	0.18	6.28	6.46	(0.31)	(4.21)	(4.52)	$75.04	9.13%	0.77%	0.79%	0.26%	0.24%	22%	$6
2017(3)	$63.83	0.17	9.10	9.27	—	—	—	$73.10	14.52%	0.79%(4)	0.80%(4)	0.44%(4)	0.43%(4)	19%(5)	$6
R6 Class
2018	$73.13	0.31	6.29	6.60	(0.47)	(4.21)	(4.68)	$75.05	9.33%	0.62%	0.64%	0.41%	0.39%	22%	$1,708
2017	$59.27	0.51	15.76	16.27	(0.43)	(1.98)	(2.41)	$73.13	28.38%	0.64%	0.65%	0.68%	0.67%	19%	$1,519
2016	$62.51	0.41	0.31	0.72	(0.46)	(3.50)	(3.96)	$59.27	1.35%	0.64%	0.64%	0.71%	0.71%	16%	$7,959
2015	$62.18	0.41	5.79	6.20	(0.45)	(5.42)	(5.87)	$62.51	11.31%	0.64%	0.64%	0.70%	0.70%	24%	$9,841
2014	$53.81	0.18	8.84	9.02	(0.43)	(0.22)	(0.65)	$62.18	16.92%	0.65%	0.65%	0.69%	0.69%	25%	$7,672

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Select Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period, at its benchmark for the one-year period, and below its benchmark for the five- and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

33

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary

34

reduction of the Fund's annual unified management fee of 0.02% (e.g., the Investor Class unified fee will be reduced from 0.99% to 0.97%) for at least one year, beginning August 1, 2018. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $8,116,985, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $166,768,743 or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90969 1812

Annual Report

October 31, 2018

Small Cap Growth Fund
Investor Class (ANOIX)
I Class (ANONX)
Y Class (ANOYX)
A Class (ANOAX)
C Class (ANOCX)
R Class (ANORX)
R5 Class (ANOGX)
R6 Class (ANODX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	8.89%	9.50%	12.96%	—	6/1/01
Russell 2000 Growth Index	—	4.13%	8.75%	13.88%	—	—
I Class	ANONX	9.18%	9.72%	13.18%	—	5/18/07
Y Class	ANOYX	9.29%	—	—	16.23%	4/10/17
A Class	ANOAX					1/31/03
No sales charge		8.61%	9.22%	12.67%	—
With sales charge		2.35%	7.92%	12.00%	—
C Class	ANOCX	7.83%	8.41%	11.83%	—	1/31/03
R Class	ANORX	8.41%	8.95%	12.40%	—	9/28/07
R5 Class	ANOGX	9.12%	—	—	16.03%	4/10/17
R6 Class	ANODX	9.30%	9.88%	—	10.73%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $33,858

Russell 2000 Growth Index — $36,724

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.36%	1.16%	1.01%	1.61%	2.36%	1.86%	1.16%	1.01%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Jackie Wagner and Jeff Hoernemann

Performance Summary

Small Cap Growth returned 8.89%* for the 12 months ended October 31, 2018, outpacing the 4.13% return of the portfolio’s benchmark, the Russell 2000 Growth Index.

U.S. stock indices registered solid gains during the reporting period, and growth stocks outpaced value stocks by a wide margin across all capitalization ranges, providing a tailwind for the fund. Within the Russell 2000 Growth Index, consumer staples, health care, and consumer discretionary were the top-performing sectors, while materials and energy stocks declined significantly.

Stock choices within the information technology sector helped drive the fund’s outperformance relative to the benchmark. Stock selection in the consumer discretionary, financials, industrials, and energy sectors was also strongly positive. Stock choices in health care and communication services detracted.

Information Technology Stocks Benefited Performance

Within the information technology sector, stock choices among software companies led performance. An overweight allocation to the industry was also beneficial. Bottomline Technologies was a key contributor. This software solutions provider sells products that allow for business-to-business payments and fraud monitoring. The company reported quarterly results that were better than expected on strong revenue growth. Bookings also accelerated, which suggests continued strong revenue growth. RingCentral, a provider of subscription-based software for enterprise communications, was a key contributor. Demand for its products is benefiting from the shift to replace on-premise inflexible solutions with cloud-based offerings. The company reported better-than-expected results and guided expectations higher.

Other top contributors included Medifast. The stock of this nutrition and weight loss company rallied following better-than-expected financial results. An improvement in sales growth for the company’s OptaVia branded products is being driven by growth in its active Health Coaches business and an increase in average revenue per coach. We established a position in Goosehead Insurance through our participation in its initial public offering (IPO) in April. We felt the company was underappreciated by the market given its strong and accelerating growth rates and its opportunity to gain market share. Analysts re-rated the stock after the IPO, sending shares higher. Teladoc Health provides telephonic and video physician consultations. The company’s revenues turned positive in a seasonally slower quarter, and new rules allow reimbursement from Medicare and Medicaid for 2019. The company also announced a non-U.S. acquisition and signed a collaboration deal with CVS Health.

Health Care Weighed on Performance

Stock choices among biotechnology and pharmaceuticals companies led detractors in the health care sector. Our underweight in Nektar Therapeutics hampered portfolio results. Early in the year, the company announced positive data for its cancer drug in combination with drugs owned by a major pharmaceutical company. However, we eliminated our holding on news of weak incremental

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

clinical data for its drug combination with Bristol-Myers Squibb’s Opdivo. Specifically, the company reported response rates that were lower than expected among patients with renal cancer. Fitness firm Tivity Health underperformed. The company’s SilverSneakers program, which is included in many Medicare Advantage plans, is expected to see increased competition from UnitedHealth Group’s similar program. We eliminated the holding.

Elsewhere, Dycom Industries was a significant detractor. Dycom is a telecommunications-focused construction and engineering company. Management preannounced a weak quarter in which progress on the initial parts of the 5G rollout by its customers was delayed by permitting issues at the local level, while full staffing drove margins lower. We see the company’s backlog growth as indicative of a multi-year growth acceleration driven by the rollout of 5G wireless. The aggregates and cement company Summit Materials reported a second-consecutive miss on revenue and earnings in a seasonally important quarter as competition in the Mississippi River corridor hurt cement prices and input costs rose. We eliminated the holding because these issues are likely to persist. We also eliminated Granite Construction, another key detractor. The construction materials producer posted weaker-than-expected quarterly earnings from ongoing margin headwinds in a few of its large projects.

Outlook

Small Cap Growth’s investment process focuses on smaller companies with accelerating growth rates and share-price momentum. We believe that active investments in such companies will generate outperformance over time compared with the Russell 2000 Growth Index.

The portfolio positioning remains largely stock specific, with few thematic trends. As of October 31, 2018, financials and consumer discretionary were the largest overweight sectors. Communication services and materials were the largest underweights.

6

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Bottomline Technologies de, Inc.	1.6%
Paylocity Holding Corp.	1.4%
Integrated Device Technology, Inc.	1.4%
Teladoc Health, Inc.	1.3%
ICU Medical, Inc.	1.3%
AAR Corp.	1.3%
Masimo Corp.	1.3%
Medifast, Inc.	1.3%
Planet Fitness, Inc., Class A	1.2%
World Wrestling Entertainment, Inc., Class A	1.2%

Top Five Industries	% of net assets
Software	9.7%
Biotechnology	9.0%
Commercial Services and Supplies	4.8%
Health Care Providers and Services	4.7%
Health Care Equipment and Supplies	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	0.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,016.30	$6.40	1.26%
I Class	$1,000	$1,017.60	$5.39	1.06%
Y Class	$1,000	$1,018.60	$4.63	0.91%
A Class	$1,000	$1,015.10	$7.67	1.51%
C Class	$1,000	$1,011.40	$11.46	2.26%
R Class	$1,000	$1,014.20	$8.94	1.76%
R5 Class	$1,000	$1,017.00	$5.39	1.06%
R6 Class	$1,000	$1,018.00	$4.63	0.91%
Hypothetical
Investor Class	$1,000	$1,018.85	$6.41	1.26%
I Class	$1,000	$1,019.86	$5.40	1.06%
Y Class	$1,000	$1,020.62	$4.63	0.91%
A Class	$1,000	$1,017.59	$7.68	1.51%
C Class	$1,000	$1,013.81	$11.47	2.26%
R Class	$1,000	$1,016.33	$8.94	1.76%
R5 Class	$1,000	$1,019.86	$5.40	1.06%
R6 Class	$1,000	$1,020.62	$4.63	0.91%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 97.3%
Aerospace and Defense — 4.2%
AAR Corp.	237,441	$11,297,444
Aerojet Rocketdyne Holdings, Inc.(1)	231,248	8,167,679
Kratos Defense & Security Solutions, Inc.(1)	736,596	9,229,548
Mercury Systems, Inc.(1)	178,463	8,362,776
		37,057,447
Banks — 2.4%
Bank of NT Butterfield & Son Ltd. (The)	185,814	7,486,446
Glacier Bancorp, Inc.	188,740	8,002,576
Seacoast Banking Corp. of Florida(1)	221,401	5,825,060
		21,314,082
Beverages — 1.0%
MGP Ingredients, Inc.	122,742	8,735,548
Biotechnology — 9.0%
ACADIA Pharmaceuticals, Inc.(1)	160,939	3,135,092
Acceleron Pharma, Inc.(1)	78,209	3,970,671
Adamas Pharmaceuticals, Inc.(1)	133,203	2,204,510
Aimmune Therapeutics, Inc.(1)	142,377	3,784,381
Alder Biopharmaceuticals, Inc.(1)	168,500	2,139,950
Amicus Therapeutics, Inc.(1)	380,973	4,259,278
AnaptysBio, Inc.(1)	29,735	2,221,799
Arena Pharmaceuticals, Inc.(1)	129,475	4,617,079
Array BioPharma, Inc.(1)	351,014	5,686,427
Athenex, Inc.(1)	119,376	1,440,868
Blueprint Medicines Corp.(1)	61,351	3,728,300
FibroGen, Inc.(1)	93,319	4,000,586
Flexion Therapeutics, Inc.(1)	186,808	2,529,380
Global Blood Therapeutics, Inc.(1)	57,669	2,023,605
Halozyme Therapeutics, Inc.(1)	174,840	2,715,265
Heron Therapeutics, Inc.(1)	139,036	3,859,639
Immunomedics, Inc.(1)	194,058	4,372,127
Intercept Pharmaceuticals, Inc.(1)	28,892	2,773,921
Loxo Oncology, Inc.(1)	26,682	4,073,274
Principia Biopharma, Inc.(1)	95,764	2,202,572
PTC Therapeutics, Inc.(1)	67,989	2,618,936
Puma Biotechnology, Inc.(1)	67,821	2,512,768
Sage Therapeutics, Inc.(1)	24,155	3,108,265
Ultragenyx Pharmaceutical, Inc.(1)	54,425	2,636,891
Viking Therapeutics, Inc.(1)	248,753	3,383,041
		79,998,625
Building Products — 1.3%
PGT Innovations, Inc.(1)	235,153	4,764,200

10

	Shares	Value
Trex Co., Inc.(1)	105,408	$6,461,510
		11,225,710
Capital Markets — 1.4%
Ares Management LP	235,514	4,618,430
Hamilton Lane, Inc., Class A	202,537	7,773,370
		12,391,800
Chemicals — 2.1%
Ferro Corp.(1)	336,670	5,703,190
Ingevity Corp.(1)	93,089	8,478,546
Valvoline, Inc.	236,000	4,701,120
		18,882,856
Commercial Services and Supplies — 4.8%
Advanced Disposal Services, Inc.(1)	340,222	9,216,614
Brink's Co. (The)	85,022	5,638,659
Casella Waste Systems, Inc., Class A(1)	237,797	7,742,670
Charah Solutions, Inc.(1)	284,355	2,135,506
Clean Harbors, Inc.(1)	122,823	8,356,877
Healthcare Services Group, Inc.	229,796	9,327,420
		42,417,746
Communications Equipment — 1.0%
Lumentum Holdings, Inc.(1)	43,790	2,393,123
Quantenna Communications, Inc.(1)	362,861	6,516,984
		8,910,107
Construction and Engineering — 1.2%
Dycom Industries, Inc.(1)	151,988	10,316,945
Consumer Finance — 1.2%
Curo Group Holdings Corp.(1)	209,385	2,946,047
Green Dot Corp., Class A(1)	105,615	7,999,280
		10,945,327
Distributors — 0.7%
Pool Corp.	42,155	6,144,091
Diversified Consumer Services — 1.5%
Bright Horizons Family Solutions, Inc.(1)	58,518	6,724,304
Chegg, Inc.(1)	233,876	6,380,137
		13,104,441
Electronic Equipment, Instruments and Components — 1.9%
Dolby Laboratories, Inc., Class A	150,689	10,368,910
National Instruments Corp.	130,455	6,388,382
		16,757,292
Entertainment — 1.7%
World Wrestling Entertainment, Inc., Class A	144,945	10,521,557
Zynga, Inc., Class A(1)	1,356,023	4,935,924
		15,457,481
Equity Real Estate Investment Trusts (REITs) — 2.3%
Americold Realty Trust	394,184	9,756,054
First Industrial Realty Trust, Inc.	342,683	10,520,368
		20,276,422

11

	Shares	Value
Health Care Equipment and Supplies — 4.5%
ICU Medical, Inc.(1)	44,840	$11,422,093
Insulet Corp.(1)	102,733	9,062,078
Masimo Corp.(1)	97,431	11,263,024
Merit Medical Systems, Inc.(1)	149,775	8,555,148
		40,302,343
Health Care Providers and Services — 4.7%
Amedisys, Inc.(1)	56,255	6,188,050
Ensign Group, Inc. (The)	220,414	8,164,134
Guardant Health, Inc.(1)	160,154	5,361,956
HealthEquity, Inc.(1)	70,266	6,450,419
PetIQ, Inc.(1)	226,024	7,155,920
R1 RCM, Inc.(1)	1,043,583	8,839,148
		42,159,627
Health Care Technology — 2.6%
Inspire Medical Systems, Inc.(1)	95,695	3,835,456
Teladoc Health, Inc.(1)	168,239	11,665,692
Vocera Communications, Inc.(1)	231,844	8,047,305
		23,548,453
Hotels, Restaurants and Leisure — 3.2%
Churchill Downs, Inc.	40,955	10,222,778
Planet Fitness, Inc., Class A(1)	223,961	10,994,245
Texas Roadhouse, Inc.	126,324	7,637,549
		28,854,572
Household Durables — 2.9%
Cavco Industries, Inc.(1)	42,055	8,436,653
PlayAGS, Inc.(1)	379,339	9,198,971
Roku, Inc.(1)	82,281	4,574,824
TopBuild Corp.(1)	70,955	3,236,967
		25,447,415
Household Products — 0.7%
Central Garden & Pet Co., Class A(1)	209,397	6,208,621
Insurance — 3.9%
Goosehead Insurance, Inc., Class A(1)	228,506	7,833,186
Health Insurance Innovations, Inc., Class A(1)	73,701	3,603,979
Kemper Corp.	124,504	9,361,456
Kinsale Capital Group, Inc.	147,039	8,779,699
Trupanion, Inc.(1)	215,044	5,432,011
		35,010,331
Internet and Direct Marketing Retail — 1.4%
Etsy, Inc.(1)	198,120	8,424,062
Shutterfly, Inc.(1)	71,681	3,584,050
		12,008,112
IT Services — 0.7%
Evo Payments, Inc., Class A(1)	137,529	3,264,938
GreenSky, Inc., Class A(1)	248,760	3,278,657
		6,543,595

12

	Shares	Value
Leisure Products — 0.6%
Malibu Boats, Inc., Class A(1)	131,943	$5,304,109
Life Sciences Tools and Services — 1.0%
PRA Health Sciences, Inc.(1)	91,977	8,909,812
Machinery — 4.2%
Chart Industries, Inc.(1)	124,052	8,441,739
Evoqua Water Technologies Corp.(1)	319,437	3,066,595
ITT, Inc.	122,860	6,204,430
John Bean Technologies Corp.	91,955	9,560,561
Kadant, Inc.	19,045	1,879,742
Kennametal, Inc.	236,774	8,393,638
		37,546,705
Oil, Gas and Consumable Fuels — 2.2%
Callon Petroleum Co.(1)	697,624	6,955,311
Centennial Resource Development, Inc., Class A(1)	191,232	3,664,005
Matador Resources Co.(1)	144,381	4,163,948
Parex Resources, Inc.(1)	315,328	4,591,772
		19,375,036
Personal Products — 1.3%
Medifast, Inc.	52,913	11,200,624
Pharmaceuticals — 2.9%
Aerie Pharmaceuticals, Inc.(1)	83,217	4,425,480
Catalent, Inc.(1)	248,146	10,010,210
Horizon Pharma plc(1)	271,473	4,943,523
Medicines Co. (The)(1)	99,340	2,310,648
Optinose, Inc.(1)	190,939	2,020,135
Reata Pharmaceuticals, Inc., Class A(1)	37,027	2,182,001
		25,891,997
Real Estate Management and Development — 1.1%
Altus Group Ltd.	108,588	2,376,407
FirstService Corp.	95,134	6,979,408
		9,355,815
Semiconductors and Semiconductor Equipment — 3.3%
Inphi Corp.(1)	144,120	4,611,840
Integrated Device Technology, Inc.(1)	260,070	12,173,877
Monolithic Power Systems, Inc.	47,462	5,606,211
Semtech Corp.(1)	156,346	7,026,189
		29,418,117
Software — 9.7%
2U, Inc.(1)	108,290	6,812,524
Avalara, Inc.(1)	157,479	5,278,696
Bottomline Technologies de, Inc.(1)	220,015	14,661,800
Coupa Software, Inc.(1)	56,623	3,670,869
Fair Isaac Corp.(1)	26,806	5,165,784
Five9, Inc.(1)	235,746	9,278,962
Paylocity Holding Corp.(1)	187,353	12,325,954
RealPage, Inc.(1)	190,774	10,111,022

13

	Shares	Value
RingCentral, Inc., Class A(1)	79,038	$6,143,624
Workiva, Inc.(1)	170,208	5,802,391
Zendesk, Inc.(1)	127,305	6,997,956
		86,249,582
Specialty Retail — 4.0%
At Home Group, Inc.(1)	255,160	6,976,075
Boot Barn Holdings, Inc.(1)	396,509	9,785,842
Conn's, Inc.(1)	166,710	4,631,204
Hudson Ltd., Class A(1)	270,736	5,723,359
RH(1)	75,516	8,737,956
		35,854,436
Textiles, Apparel and Luxury Goods — 1.4%
Canada Goose Holdings, Inc.(1)	78,851	4,302,899
G-III Apparel Group Ltd.(1)	199,312	7,944,576
		12,247,475
Thrifts and Mortgage Finance — 0.5%
NMI Holdings, Inc., Class A(1)	226,978	4,798,315
Trading Companies and Distributors — 2.0%
MRC Global, Inc.(1)	460,907	7,296,158
SiteOne Landscape Supply, Inc.(1)	151,167	10,285,403
		17,581,561
Water Utilities — 0.8%
SJW Group	119,861	7,279,159
TOTAL COMMON STOCKS (Cost $779,791,824)		865,031,732
TEMPORARY CASH INVESTMENTS — 2.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $14,402,712), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $14,111,067)		14,110,283
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $7,206,631), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $7,062,206)		7,062,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,335	11,335
TOTAL TEMPORARY CASH INVESTMENTS (Cost $21,183,618)		21,183,618
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $800,975,442)		886,215,350
OTHER ASSETS AND LIABILITIES — 0.3%		2,419,231
TOTAL NET ASSETS — 100.0%		$888,634,581

14

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	640,812	USD	500,753	Morgan Stanley	12/31/18	$(13,341)
CAD	1,418,925	USD	1,095,893	Morgan Stanley	12/31/18	(16,635)
CAD	1,006,237	USD	773,142	Morgan Stanley	12/31/18	(7,781)
CAD	882,344	USD	677,986	Morgan Stanley	12/31/18	(6,861)
CAD	737,972	USD	565,743	Morgan Stanley	12/31/18	(4,429)
CAD	646,765	USD	492,664	Morgan Stanley	12/31/18	(725)
USD	18,793,541	CAD	24,224,874	Morgan Stanley	12/31/18	367,707
USD	437,601	CAD	570,001	Morgan Stanley	12/31/18	4,049
USD	762,032	CAD	987,485	Morgan Stanley	12/31/18	10,934
						$332,918

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $800,975,442)	$886,215,350
Receivable for investments sold	13,055,246
Receivable for capital shares sold	640,394
Unrealized appreciation on forward foreign currency exchange contracts	382,690
Dividends and interest receivable	57,357
900,351,037

Liabilities
Payable for investments purchased	9,397,974
Payable for capital shares redeemed	1,323,617
Unrealized depreciation on forward foreign currency exchange contracts	49,772
Accrued management fees	919,668
Distribution and service fees payable	25,425
11,716,456

Net Assets	$888,634,581

Net Assets Consist of:
Capital (par value and paid-in surplus)	$696,256,798
Distributable earnings	192,377,783
$888,634,581

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$386,455,014	21,369,226	$18.08
I Class, $0.01 Par Value	$371,029,856	20,053,334	$18.50
Y Class, $0.01 Par Value	$1,778,345	95,343	$18.65
A Class, $0.01 Par Value	$77,763,992	4,446,666	$17.49*
C Class, $0.01 Par Value	$6,226,742	391,027	$15.92
R Class, $0.01 Par Value	$5,686,873	332,728	$17.09
R5 Class, $0.01 Par Value	$7,180	388	$18.51
R6 Class, $0.01 Par Value	$39,686,579	2,128,280	$18.65
*Maximum offering price $18.56 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,280)	$2,830,131
Interest	218,418
3,048,549

Expenses:
Management fees	10,384,025
Distribution and service fees:
A Class	203,272
C Class	92,996
R Class	25,878
Directors' fees and expenses	21,412
Other expenses	164
10,727,747

Net investment income (loss)	(7,679,198)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	119,631,030
Forward foreign currency exchange contract transactions	28,540
Foreign currency translation transactions	8,285
119,667,855

Change in net unrealized appreciation (depreciation) on:
Investments	(47,510,301)
Forward foreign currency exchange contracts	172,725
(47,337,576)

Net realized and unrealized gain (loss)	72,330,279

Net Increase (Decrease) in Net Assets Resulting from Operations	$64,651,081

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$(7,679,198)	$(4,213,335)
Net realized gain (loss)	119,667,855	74,355,049
Change in net unrealized appreciation (depreciation)	(47,337,576)	85,665,163
Net increase (decrease) in net assets resulting from operations	64,651,081	155,806,877

Distributions to Shareholders
From earnings:
Investor Class	(2,095,439)	(5,748,134)
I Class	(1,258,916)	(7,465,031)
Y Class	(33)	(188)
A Class	(482,378)	(2,378,830)
C Class	(64,244)	(341,222)
R Class	(24,888)	(116,383)
R5 Class	(41)	(189)
R6 Class	(162,130)	(910,051)
Decrease in net assets from distributions	(4,088,069)	(16,960,028)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	124,699,558	37,784,767

Redemption Fees
Increase in net assets from redemption fees	—	46,152

Net increase (decrease) in net assets	185,262,570	176,677,768

Net Assets
Beginning of period	703,372,011	526,694,243
End of period	$888,634,581	$703,372,011

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

19

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

20

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.100% to 1.500%	1.27%
I Class	0.900% to 1.300%	1.07%
Y Class	0.750% to 1.150%	0.92%
A Class	1.100% to 1.500%	1.27%
C Class	1.100% to 1.500%	1.27%
R Class	1.100% to 1.500%	1.27%
R5 Class	0.900% to 1.300%	1.07%
R6 Class	0.750% to 1.150%	0.92%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

21

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,250,917 and $5,332,959, respectively. The effect of interfund transactions on the Statement of Operations was $671,180 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $1,127,170,009 and $1,002,322,961, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	140,000,000		140,000,000
Sold	3,837,143	$73,007,550	3,941,253	$60,605,078
Issued in connection with reorganization (Note 10)	—	—	11,477,646	191,178,610
Issued in reinvestment of distributions	114,703	1,959,131	330,936	5,457,134
Redeemed	(4,206,688)	(77,427,067)	(4,397,306)	(68,805,286)
	(254,842)	(2,460,386)	11,352,529	188,435,536
I Class/Shares Authorized	200,000,000		200,000,000
Sold	11,225,816	207,756,004	2,219,923	34,034,994
Issued in connection with reorganization (Note 10)	—	—	17,006	289,155
Issued in reinvestment of distributions	11,148	194,417	65,809	1,107,559
Redeemed	(4,084,074)	(79,828,895)	(9,790,924)	(152,975,647)
	7,152,890	128,121,526	(7,488,186)	(117,543,939)
Y Class/Shares Authorized	50,000,000		50,000,000
Sold	96,585	1,939,986	326	5,000
Issued in reinvestment of distributions	2	33	11	188
Redeemed	(1,581)	(31,377)	—	—
	95,006	1,908,642	337	5,188
A Class/Shares Authorized	130,000,000		130,000,000
Sold	935,413	17,151,238	443,075	6,494,852
Issued in connection with reorganization (Note 10)	—	—	733,376	11,849,698
Issued in reinvestment of distributions	27,926	462,175	141,539	2,263,214
Redeemed	(1,499,001)	(26,644,773)	(3,205,533)	(47,623,536)
	(535,662)	(9,031,360)	(1,887,543)	(27,015,772)

22

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
C Class/Shares Authorized	20,000,000		20,000,000
Sold	105,230	$1,738,900	53,630	$727,224
Issued in connection with reorganization (Note 10)	—	—	60,216	893,045
Issued in reinvestment of distributions	3,614	54,825	19,042	279,538
Redeemed	(387,925)	(6,553,664)	(244,413)	(3,361,284)
	(279,081)	(4,759,939)	(111,525)	(1,461,477)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	221,772	3,855,488	79,409	1,160,623
Issued in connection with reorganization (Note 10)	—	—	23,868	377,916
Issued in reinvestment of distributions	1,481	24,003	7,118	111,533
Redeemed	(127,612)	(2,219,990)	(88,784)	(1,291,440)
	95,641	1,659,501	21,611	358,632
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	80	1,393	328	5,000
Issued in reinvestment of distributions	2	41	11	189
Redeemed	(33)	(601)	—	—
	49	833	339	5,189
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,173,576	22,855,500	666,466	10,392,722
Issued in reinvestment of distributions	9,233	162,130	53,722	910,051
Redeemed	(691,385)	(13,756,889)	(1,043,703)	(16,301,363)
	491,424	9,260,741	(323,515)	(4,998,590)
Net increase (decrease)	6,765,425	$124,699,558	1,564,047	$37,784,767

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

23

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$851,084,145	$13,947,587	—
Temporary Cash Investments	11,335	21,172,283	—
	$851,095,480	$35,119,870	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$382,690	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$49,772	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $10,470,142.

The value of foreign currency risk derivative instruments as of October 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $382,690 in unrealized appreciation on forward foreign currency exchange contracts and as a liability of $49,772 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $28,540 in net realized gain (loss) on forward foreign currency exchange contract transactions and $172,725 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

24

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$4,088,069	$16,960,028

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$802,946,863
Gross tax appreciation of investments	$148,229,527
Gross tax depreciation of investments	(64,961,040)
Net tax appreciation (depreciation)	$83,268,487
Undistributed ordinary income	$21,323,960
Accumulated long-term gains	$87,785,336

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Reorganization

On June 29, 2017, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of New Opportunities Fund, one fund in a series issued by the corporation, were transferred to Small Cap Growth Fund in exchange for shares of Small Cap Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Small Cap Growth Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on October 20, 2017.

The reorganization was accomplished by a tax-free exchange of shares. On October 20, 2017, New Opportunities Fund exchanged its shares for shares of Small Cap Growth Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
New Opportunities Fund – Investor Class	18,280,839	Small Cap Growth Fund – Investor Class	11,477,646
New Opportunities Fund – I Class	27,060	Small Cap Growth Fund – I Class	17,006
New Opportunities Fund – A Class	1,165,326	Small Cap Growth Fund – A Class	733,376
New Opportunities Fund – C Class	95,508	Small Cap Growth Fund – C Class	60,216
New Opportunities Fund – R Class	38,203	Small Cap Growth Fund – R Class	23,868

The net assets of New Opportunities Fund and Small Cap Growth Fund immediately before the reorganization were $204,588,424 and $501,100,744, respectively. New Opportunities Fund's unrealized appreciation of $33,960,092 was combined with that of Small Cap Growth Fund. Immediately after the reorganization, the combined net assets were $705,689,168.

25

Assuming the reorganization had been completed on November 1, 2016, the beginning of the annual reporting period, the pro forma results of operations for the period ended October 31, 2017 are as follows:

Net investment income (loss)	$(5,585,482)
Net realized and unrealized gain (loss)	212,553,163
Net increase (decrease) in net assets resulting from operations	$206,967,681

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of New Opportunities Fund that have been included in the fund’s Statement of Operations since October 20, 2017.

26

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$16.70	(0.17)	1.65	1.48	(0.10)	$18.08	8.89%	1.27%	(0.93)%	116%	$386,455
2017	$12.96	(0.13)	4.45	4.32	(0.58)	$16.70	33.36%	1.36%	(0.83)%	70%	$361,029
2016	$13.06	(0.10)	—(3)	(0.10)	—	$12.96	(0.77)%	1.36%	(0.83)%	130%	$133,140
2015	$12.82	(0.13)	0.37	0.24	—	$13.06	1.87%	1.39%	(0.92)%	100%	$171,490
2014	$11.95	(0.11)	0.98	0.87	—	$12.82	7.28%	1.40%	(0.93)%	75%	$170,316
I Class
2018	$17.04	(0.14)	1.70	1.56	(0.10)	$18.50	9.18%	1.07%	(0.73)%	116%	$371,030
2017	$13.20	(0.09)	4.51	4.42	(0.58)	$17.04	33.51%	1.16%	(0.63)%	70%	$219,881
2016	$13.27	(0.08)	0.01	(0.07)	—	$13.20	(0.53)%	1.16%	(0.63)%	130%	$269,094
2015	$13.01	(0.10)	0.36	0.26	—	$13.27	2.00%	1.17%	(0.70)%	100%	$256,001
2014	$12.10	(0.09)	1.00	0.91	—	$13.01	7.52%	1.20%	(0.73)%	75%	$72,542
Y Class
2018	$17.16	(0.07)	1.66	1.59	(0.10)	$18.65	9.29%	0.92%	(0.58)%	116%	$1,778
2017(4)	$15.34	(0.06)	2.46	2.40	(0.58)	$17.16	15.67%	1.01%(5)	(0.61)%(5)	70%(6)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$16.19	(0.21)	1.61	1.40	(0.10)	$17.49	8.61%	1.52%	(1.18)%	116%	$77,764
2017	$12.61	(0.16)	4.32	4.16	(0.58)	$16.19	33.02%	1.61%	(1.08)%	70%	$80,654
2016	$12.74	(0.13)	—(3)	(0.13)	—	$12.61	(1.02)%	1.61%	(1.08)%	130%	$86,651
2015	$12.54	(0.16)	0.36	0.20	—	$12.74	1.59%	1.64%	(1.17)%	100%	$103,713
2014	$11.72	(0.14)	0.96	0.82	—	$12.54	7.00%	1.65%	(1.18)%	75%	$100,051
C Class
2018	$14.86	(0.32)	1.48	1.16	(0.10)	$15.92	7.83%	2.27%	(1.93)%	116%	$6,227
2017	$11.70	(0.25)	3.99	3.74	(0.58)	$14.86	31.99%	2.36%	(1.83)%	70%	$9,958
2016	$11.91	(0.21)	—(3)	(0.21)	—	$11.70	(1.68)%	2.36%	(1.83)%	130%	$9,146
2015	$11.81	(0.24)	0.34	0.10	—	$11.91	0.76%	2.39%	(1.92)%	100%	$11,458
2014	$11.12	(0.22)	0.91	0.69	—	$11.81	6.21%	2.40%	(1.93)%	75%	$11,727
R Class
2018	$15.86	(0.25)	1.58	1.33	(0.10)	$17.09	8.41%	1.77%	(1.43)%	116%	$5,687
2017	$12.40	(0.19)	4.23	4.04	(0.58)	$15.86	32.61%	1.86%	(1.33)%	70%	$3,761
2016	$12.55	(0.16)	0.01	(0.15)	—	$12.40	(1.20)%	1.86%	(1.33)%	130%	$2,672
2015	$12.39	(0.19)	0.35	0.16	—	$12.55	1.29%	1.89%	(1.42)%	100%	$2,135
2014	$11.61	(0.17)	0.95	0.78	—	$12.39	6.72%	1.90%	(1.43)%	75%	$1,373
R5 Class
2018	$17.05	(0.14)	1.70	1.56	(0.10)	$18.51	9.12%	1.07%	(0.73)%	116%	$7
2017(4)	$15.26	(0.07)	2.44	2.37	(0.58)	$17.05	15.56%	1.16%(5)	(0.76)%(5)	70%(6)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2018	$17.15	(0.11)	1.71	1.60	(0.10)	$18.65	9.30%	0.92%	(0.58)%	116%	$39,687
2017	$13.26	(0.08)	4.55	4.47	(0.58)	$17.15	33.74%	1.01%	(0.48)%	70%	$28,077
2016	$13.31	(0.06)	0.01	(0.05)	—	$13.26	(0.38)%	1.01%	(0.48)%	130%	$25,992
2015	$13.03	(0.08)	0.36	0.28	—	$13.31	2.15%	1.04%	(0.57)%	100%	$22,235
2014	$12.10	(0.08)	1.01	0.93	—	$13.03	7.69%	1.07%	(0.60)%	75%	$18,447

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Amount is less than $0.005.

(4)	April 10, 2017 (commencement of sale) through October 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

34

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

35

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

36

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $4,088,069, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90978 1812

Annual Report

October 31, 2018

Sustainable Equity Fund
Investor Class (AFDIX)
I Class (AFEIX)
Y Class (AFYDX)
A Class (AFDAX)
C Class (AFDCX)
R Class (AFDRX)
R5 Class (AFDGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class	AFDAX					11/30/04
No sales charge		6.31%	10.27%	12.28%	—
With sales charge		0.18%	8.97%	11.62%	—
S&P 500 Index	—	7.35%	11.33%	13.23%	—	—
Investor Class	AFDIX	6.60%	10.55%	12.55%	—	7/29/05
I Class	AFEIX	6.80%	10.76%	12.78%	—	7/29/05
Y Class	AFYDX	6.93%	—	—	13.80%	4/10/17
C Class	AFDCX	5.51%	9.44%	11.43%	—	11/30/04
R Class	AFDRX	6.04%	9.99%	11.99%	—	7/29/05
R5 Class	AFDGX	6.82%	—	—	13.64%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
A Class — $31,855

S&P 500 Index — $34,668

The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class
0.85%	0.65%	0.50%	1.10%	1.85%	1.35%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Greg Woodhams, Justin Brown, Joe Reiland, and Rob Bove

Performance Summary

Sustainable Equity returned 6.60%* for the 12 months ended October 31, 2018, compared with the 7.35% return of the portfolio’s benchmark, the S&P 500 Index.

U.S. stock indices delivered solid returns during the reporting period despite a sharp decline in the final month of the fund’s fiscal year. Growth stocks outperformed value stocks across the capitalization spectrum. Within the S&P 500 Index, every sector except materials and industrials posted gains. Information technology, consumer discretionary, and health care were especially strong sectors, delivering double-digit returns.

Stock selection among communication services companies was a major source of underperformance versus the S&P 500 Index. Stock choices in the financials and health care sectors were also negative. Stock decisions in energy and consumer staples benefited the fund's relative performance.

Communication Services Hampered Performance

At the end of September, S&P eliminated the telecommunication services sector and introduced the communication services sector. Communication services includes stocks of companies that had previously been in a range of other sectors. Underweighting Netflix relative to the benchmark was a major detractor in the sector as the streaming media service rose for most of the period as a result of expectations for solid user growth, particularly overseas, powered by new content.

Insurers contributed to underperformance in the financials sector. Prudential Financial’s stock price fell after the company reported a decline in net profits.

Other significant detractors included ManpowerGroup. The staffing company declined despite reporting strong earnings and revenue for its most recent quarter. Fundamentals remain strong as corporate staffing needs grow along with the economy. ManpowerGroup also has a high environmental, social, and governance (ESG) score, which makes it a solid candidate for our portfolio. The semiconductor maker Applied Materials reported solid quarterly results, but memory pricing is worsening, and investors appeared to worry that reduced 2019 capital spending would impact the industry. We believe the company’s business model offers less cyclicality and more secular growth than in previous cycles and therefore see upside potential. Engine and generator manufacturer Cummins underperformed. While sales exceeded expectations, profitability was lower due to a charge for a product campaign that hampered earnings. Investors also were concerned about the cyclical peak of the truck business at this stage of the economic expansion.

Energy Stocks Led Contributors

Our oil, gas, and consumable fuels stocks outperformed. ConocoPhillips boosted returns as the stock price gained on rising oil prices during the first half of 2018 and a strong earnings report. The company also won an arbitration ruling against Venezuela’s national oil producer, but it remains unclear as to whether it will be able to collect its award.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Other top contributors included The Boeing Co. The aerospace and defense company logged new orders and stands to benefit from the renegotiated North American Free Trade Agreement. Not owning benchmark component General Electric helped relative performance as the stock underperformed due to fundamental challenges in the company’s power and financial business segments and uncertainty over asset dispositions. Cisco Systems was a solid contributor, aided by strength in the technology sector. After struggling for years, the technology giant returned to revenue growth and should benefit from tax reform. Medical device maker Edwards Lifesciences soared on rumors that it might be a takeover target. The company has been a solid performer based on strong sales of its heart valve replacement device. The market for the device is broadening beyond major medical centers.

Outlook

The portfolio invests in a blend of large value and large growth stocks, while seeking to outperform the S&P 500 Index with a comparable dividend yield without taking on significant additional risk. We believe that companies exhibiting both improving business fundamentals and sustainable corporate behaviors will outperform over time. We use a quantitative model that combines fundamental measures of a stock's value and growth potential. We then integrate our view of the company’s financial improvement with multiple sources of ESG data.

As of October 31, 2018, the portfolio’s largest overweight positions relative to the benchmark were in the information technology and real estate sectors. Our exposure to attractive opportunities among communications equipment, software, and services companies led our technology overweight. The real estate overweight reflects our belief that certain equity real estate investment trusts are positioned to do well in the current economic environment. Strengthening fundamentals typically lead to increased occupancy rates, increased rents, and higher property values.

The largest underweight positions relative to the index were in the communication services and energy sectors. We are not finding many companies that are exhibiting both business improvement and favorable ESG profiles in the communication services sector, particularly in the media industry. Many companies in the energy sector score poorly from an ESG perspective. In addition, we see a sustained demand/supply imbalance in energy, resulting from the shale oil and gas revolution.

6

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Microsoft Corp.	4.3%
Apple, Inc.	4.2%
JPMorgan Chase & Co.	3.9%
Exelon Corp.	3.4%
Alphabet, Inc.*	3.4%
Amazon.com, Inc.	2.9%
Prudential Financial, Inc.	2.7%
Bank of America Corp.	2.5%
Procter & Gamble Co. (The)	2.5%
Cisco Systems, Inc.	2.5%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	6.4%
Software	6.4%
Technology Hardware, Storage and Peripherals	5.1%
Insurance	5.0%
Interactive Media and Services	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Exchange-Traded Funds	0.7%
Total Equity Exposure	99.2%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,018.40	$4.68	0.92%
I Class	$1,000	$1,019.10	$3.66	0.72%
Y Class	$1,000	$1,019.80	$2.90	0.57%
A Class	$1,000	$1,017.00	$5.95	1.17%
C Class	$1,000	$1,012.90	$9.74	1.92%
R Class	$1,000	$1,015.60	$7.21	1.42%
R5 Class	$1,000	$1,019.50	$3.66	0.72%
Hypothetical
Investor Class	$1,000	$1,020.57	$4.69	0.92%
I Class	$1,000	$1,021.58	$3.67	0.72%
Y Class	$1,000	$1,022.33	$2.91	0.57%
A Class	$1,000	$1,019.31	$5.96	1.17%
C Class	$1,000	$1,015.53	$9.75	1.92%
R Class	$1,000	$1,018.05	$7.22	1.42%
R5 Class	$1,000	$1,021.58	$3.67	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 3.4%
Boeing Co. (The)	16,586	$5,885,708
Lockheed Martin Corp.	8,777	2,579,122
Northrop Grumman Corp.	1,415	370,659
		8,835,489
Airlines — 1.2%
Delta Air Lines, Inc.	56,830	3,110,306
Banks — 6.4%
Bank of America Corp.	243,400	6,693,500
JPMorgan Chase & Co.	93,400	10,182,468
		16,875,968
Beverages — 2.0%
PepsiCo, Inc.	46,546	5,230,840
Biotechnology — 3.2%
AbbVie, Inc.	26,580	2,069,253
Amgen, Inc.	10,657	2,054,563
Biogen, Inc.(1)	10,769	3,276,684
Vertex Pharmaceuticals, Inc.(1)	6,200	1,050,652
		8,451,152
Capital Markets — 2.1%
Ameriprise Financial, Inc.	11,603	1,476,366
BlackRock, Inc.	2,506	1,031,018
S&P Global, Inc.	9,824	1,791,112
State Street Corp.	19,035	1,308,656
		5,607,152
Chemicals — 1.3%
LyondellBasell Industries NV, Class A	26,630	2,377,260
Sherwin-Williams Co. (The)	2,347	923,474
		3,300,734
Communications Equipment — 3.6%
Cisco Systems, Inc.	141,359	6,467,174
Motorola Solutions, Inc.	16,280	1,995,277
Palo Alto Networks, Inc.(1)	5,347	978,715
		9,441,166
Consumer Finance — 0.6%
American Express Co.	15,631	1,605,773
Containers and Packaging — 0.4%
International Paper Co.	23,577	1,069,453
Diversified Telecommunication Services — 1.1%
AT&T, Inc.	46,763	1,434,689
Verizon Communications, Inc.	26,680	1,523,161
		2,957,850

10

	Shares	Value
Electric Utilities — 3.4%
Exelon Corp.	203,420	$8,911,830
Electrical Equipment — 0.4%
Eaton Corp. plc	14,979	1,073,545
Energy Equipment and Services — 0.5%
Halliburton Co.	36,541	1,267,242
Entertainment — 0.6%
Netflix, Inc.(1)	5,042	1,521,575
Equity Real Estate Investment Trusts (REITs) — 4.1%
Host Hotels & Resorts, Inc.	155,702	2,975,465
Prologis, Inc.	99,517	6,415,861
SBA Communications Corp.(1)	7,751	1,256,980
		10,648,306
Food and Staples Retailing — 2.2%
Walgreens Boots Alliance, Inc.	33,792	2,695,588
Walmart, Inc.	31,349	3,143,678
		5,839,266
Food Products — 0.9%
Archer-Daniels-Midland Co.	16,500	779,625
Mondelez International, Inc., Class A	40,457	1,698,385
		2,478,010
Health Care Equipment and Supplies — 2.0%
Abbott Laboratories	15,150	1,044,441
Align Technology, Inc.(1)	1,842	407,450
Edwards Lifesciences Corp.(1)	19,367	2,858,569
ResMed, Inc.	8,507	901,062
		5,211,522
Health Care Providers and Services — 3.9%
Aetna, Inc.	4,134	820,186
Centene Corp.(1)	3,529	459,899
CVS Health Corp.	16,121	1,166,999
Humana, Inc.	8,567	2,744,952
Quest Diagnostics, Inc.	17,962	1,690,404
UnitedHealth Group, Inc.	12,237	3,198,140
		10,080,580
Hotels, Restaurants and Leisure — 1.3%
Royal Caribbean Cruises Ltd.	32,109	3,362,776
Household Products — 2.5%
Procter & Gamble Co. (The)	74,871	6,639,560
Insurance — 5.0%
Aflac, Inc.	31,174	1,342,664
Prudential Financial, Inc.	75,967	7,124,185
Travelers Cos., Inc. (The)	36,484	4,565,243
		13,032,092
Interactive Media and Services — 5.0%
Alphabet, Inc., Class A(1)	5,578	6,083,255
Alphabet, Inc., Class C(1)	2,501	2,693,002

11

	Shares	Value
Facebook, Inc., Class A(1)	27,787	$4,217,789
		12,994,046
Internet and Direct Marketing Retail — 3.2%
Amazon.com, Inc.(1)	4,803	7,675,242
Booking Holdings, Inc.(1)	328	614,862
		8,290,104
IT Services — 4.5%
Accenture plc, Class A	31,183	4,915,064
DXC Technology Co.	17,533	1,276,928
Visa, Inc., Class A	41,356	5,700,925
		11,892,917
Life Sciences Tools and Services — 1.2%
Agilent Technologies, Inc.	32,159	2,083,581
Illumina, Inc.(1)	3,632	1,130,097
		3,213,678
Machinery — 1.7%
Caterpillar, Inc.	13,433	1,629,692
Cummins, Inc.	10,586	1,447,000
Parker-Hannifin Corp.	8,934	1,354,662
		4,431,354
Media — 0.6%
Comcast Corp., Class A	42,322	1,614,161
Multi-Utilities — 0.3%
DTE Energy Co.	7,201	809,392
Multiline Retail — 1.0%
Target Corp.	32,028	2,678,502
Oil, Gas and Consumable Fuels — 4.2%
ConocoPhillips	84,126	5,880,407
Devon Energy Corp.	20,734	671,782
EOG Resources, Inc.	11,847	1,247,963
Marathon Petroleum Corp.	29,341	2,067,074
Valero Energy Corp.	11,793	1,074,224
		10,941,450
Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.	45,620	2,305,635
Johnson & Johnson	6,692	936,813
Merck & Co., Inc.	32,827	2,416,395
Zoetis, Inc.	65,926	5,943,229
		11,602,072
Professional Services — 1.0%
ManpowerGroup, Inc.	33,685	2,569,829
Road and Rail — 0.9%
Norfolk Southern Corp.	13,458	2,258,656
Semiconductors and Semiconductor Equipment — 2.9%
Applied Materials, Inc.	34,268	1,126,732
ASML Holding NV	3,289	562,220
Broadcom, Inc.	7,696	1,719,979

12

	Shares	Value
Intel Corp.	34,981	$1,639,909
NVIDIA Corp.	7,159	1,509,332
Texas Instruments, Inc.	11,898	1,104,492
		7,662,664
Software — 6.4%
Adobe, Inc.(1)	12,544	3,082,814
Microsoft Corp.	104,652	11,177,880
Red Hat, Inc.(1)	2,160	370,742
salesforce.com, Inc.(1)	13,208	1,812,666
ServiceNow, Inc.(1)	1,950	353,028
		16,797,130
Specialty Retail — 3.7%
Best Buy Co., Inc.	8,899	624,354
Home Depot, Inc. (The)	33,114	5,824,090
Ross Stores, Inc.	32,553	3,222,747
		9,671,191
Technology Hardware, Storage and Peripherals — 5.1%
Apple, Inc.	49,700	10,877,342
HP, Inc.	97,565	2,355,219
		13,232,561
Textiles, Apparel and Luxury Goods — 0.3%
VF Corp.	8,496	704,148
TOTAL COMMON STOCKS (Cost $195,173,536)		257,916,042
EXCHANGE-TRADED FUNDS — 0.7%
iShares MSCI KLD 400 Social ETF (Cost $1,923,651)	19,535	1,925,174
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $1,628,971), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $1,595,986)		1,595,897
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $818,286), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $798,023)		798,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,959	1,959
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,395,856)		2,395,856
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $199,493,043)		262,237,072
OTHER ASSETS AND LIABILITIES — (0.1)%		(307,305)
TOTAL NET ASSETS — 100.0%		$261,929,767

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	15,264	USD	17,638	Credit Suisse AG	12/31/18	$(252)
EUR	27,677	USD	32,254	Credit Suisse AG	12/31/18	(730)
EUR	14,146	USD	16,376	Credit Suisse AG	12/31/18	(264)
EUR	20,856	USD	23,890	Credit Suisse AG	12/31/18	(136)
EUR	15,097	USD	17,236	Credit Suisse AG	12/31/18	(42)
USD	533,231	EUR	450,211	Credit Suisse AG	12/31/18	20,445
USD	15,169	EUR	13,084	Credit Suisse AG	12/31/18	267
USD	15,017	EUR	12,972	Credit Suisse AG	12/31/18	243
USD	17,342	EUR	15,041	Credit Suisse AG	12/31/18	211
USD	16,198	EUR	14,146	Credit Suisse AG	12/31/18	86
						$19,828

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $199,493,043)	$262,237,072
Receivable for capital shares sold	1,747,787
Unrealized appreciation on forward foreign currency exchange contracts	21,252
Dividends and interest receivable	249,472
264,255,583

Liabilities
Payable for investments purchased	718,141
Payable for capital shares redeemed	1,402,385
Unrealized depreciation on forward foreign currency exchange contracts	1,424
Accrued management fees	181,248
Distribution and service fees payable	22,618
2,325,816

Net Assets	$261,929,767

Net Assets Consist of:
Capital (par value and paid-in surplus)	$183,335,076
Distributable earnings	78,594,691
$261,929,767

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$142,922,866	5,070,112	$28.19
I Class, $0.01 Par Value	$38,187,666	1,350,634	$28.27
Y Class, $0.01 Par Value	$14,485,330	511,405	$28.32
A Class, $0.01 Par Value	$50,489,311	1,797,492	$28.09*
C Class, $0.01 Par Value	$11,277,287	410,341	$27.48
R Class, $0.01 Par Value	$3,223,091	115,393	$27.93
R5 Class, $0.01 Par Value	$1,344,216	47,516	$28.29
*Maximum offering price $29.80 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends	$4,670,199
Interest	28,885
4,699,084

Expenses:
Management fees	2,327,455
Distribution and service fees:
A Class	131,960
C Class	156,475
R Class	18,787
Directors' fees and expenses	5,740
Other expenses	807
2,641,224

Net investment income (loss)	2,057,860

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	17,608,265
Forward foreign currency exchange contract transactions	(5,169)
Foreign currency translation transactions	(794)
17,602,302

Change in net unrealized appreciation (depreciation) on:
Investments	(5,477,612)
Forward foreign currency exchange contracts	19,828
(5,457,784)

Net realized and unrealized gain (loss)	12,144,518

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,202,378

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$2,057,860	$1,712,498
Net realized gain (loss)	17,602,302	7,836,118
Change in net unrealized appreciation (depreciation)	(5,457,784)	41,922,276
Net increase (decrease) in net assets resulting from operations	14,202,378	51,470,892

Distributions to Shareholders
From earnings:
Investor Class	(4,138,891)	(1,035,050)
I Class	(627,088)	(86,690)
Y Class	(28,973)	—
A Class	(1,361,649)	(912,362)
C Class	(397,922)	(30,542)
R Class	(96,581)	(25,123)
R5 Class	(570)	—
Decrease in net assets from distributions	(6,651,674)	(2,089,767)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	25,688,488	(33,935,108)

Net increase (decrease) in net assets	33,239,192	15,446,017

Net Assets
Beginning of period	228,690,575	213,244,558
End of period	$261,929,767	$228,690,575

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Sustainable Equity Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

18

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The

19

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Effective December 1, 2018, the investment advisor agreed to waive 0.05% of the fund's management fee. The investment advisor expects this waiver to continue until November 30, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2018 are as follows:

	Management Fee Schedule Range*	Effective Annual Management Fee
Investor Class	0.800% to 0.840%	0.95%
I Class	0.600% to 0.640%	0.75%
Y Class	0.450% to 0.490%	0.60%
A Class	0.800% to 0.840%	0.95%
C Class	0.800% to 0.840%	0.95%
R Class	0.800% to 0.840%	0.95%
R5 Class	0.600% to 0.640%	0.75%
*Prior to August 1, 2018, the management fee schedule range was 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class, 0.600% to 0.790% for the I Class and R5 Class and 0.450% to 0.640% for the Y Class.

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $733,660 and $516,052, respectively. The effect of interfund transactions on the Statement of Operations was $(60,749) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $123,333,776 and $101,205,496, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	120,000,000		120,000,000
Sold	1,839,519	$52,400,317	2,921,568	$71,286,795
Issued in reinvestment of distributions	145,487	4,040,187	40,885	941,572
Redeemed	(1,885,394)	(53,831,697)	(2,031,710)	(49,907,476)
	99,612	2,608,807	930,743	22,320,891
I Class/Shares Authorized	20,000,000		20,000,000
Sold	938,951	27,234,141	601,139	15,331,397
Issued in reinvestment of distributions	14,999	416,960	3,759	86,690
Redeemed	(327,636)	(9,499,178)	(139,002)	(3,439,848)
	626,314	18,151,923	465,896	11,978,239
Y Class/Shares Authorized	50,000,000		50,000,000
Sold	511,054	14,904,015	14,067	369,745
Issued in reinvestment of distributions	1,041	28,973	—	—
Redeemed	(14,718)	(430,894)	(39)	(1,033)
	497,377	14,502,094	14,028	368,712
A Class/Shares Authorized	120,000,000		120,000,000
Sold	412,006	11,852,292	204,275	4,893,975
Issued in reinvestment of distributions	43,386	1,203,083	37,477	861,602
Redeemed	(552,597)	(15,648,311)	(2,823,750)	(68,426,795)
	(97,205)	(2,592,936)	(2,581,998)	(62,671,218)
C Class/Shares Authorized	40,000,000		40,000,000
Sold	48,877	1,380,898	43,933	1,031,559
Issued in reinvestment of distributions	12,705	346,977	1,095	24,880
Redeemed	(323,643)	(9,172,601)	(248,865)	(5,945,415)
	(262,061)	(7,444,726)	(203,837)	(4,888,976)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	43,553	1,246,911	28,422	684,583
Issued in reinvestment of distributions	3,496	96,581	1,096	25,123
Redeemed	(76,607)	(2,216,651)	(74,353)	(1,757,462)
	(29,558)	(873,159)	(44,835)	(1,047,756)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	48,846	1,380,860	209	5,000
Issued in reinvestment of distributions	20	570	—	—
Redeemed	(1,559)	(44,945)	—	—
	47,307	1,336,485	209	5,000
Net increase (decrease)	881,786	$25,688,488	(1,419,794)	$(33,935,108)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$257,353,822	$562,220	—
Exchange-Traded Funds	1,925,174	—	—
Temporary Cash Investments	1,959	2,393,897	—
	$259,280,955	$2,956,117	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$21,252	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,424	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $621,047.

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The value of foreign currency risk derivative instruments as of October 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $21,252 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,424 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(5,169) in net realized gain (loss) on forward foreign currency exchange contract transactions and $19,828 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$1,472,981	$2,089,767
Long-term capital gains	$5,178,693	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$200,617,395
Gross tax appreciation of investments	$67,722,210
Gross tax depreciation of investments	(6,102,533)
Net tax appreciation (depreciation) of investments	$61,619,677
Undistributed ordinary income	$2,054,303
Accumulated long-term gains	$14,920,711

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$27.22	0.26	1.52	1.78	(0.20)	(0.61)	(0.81)	$28.19	6.60%	0.95%	0.91%	41%	$142,923
2017	$21.75	0.23	5.51	5.74	(0.27)	—	(0.27)	$27.22	26.61%	1.00%	0.95%	18%	$135,315
2016	$21.77	0.25	(0.04)	0.21	(0.23)	—	(0.23)	$21.75	0.99%	0.99%	1.18%	71%	$87,865
2015	$21.31	0.26	0.46	0.72	(0.26)	—	(0.26)	$21.77	3.51%	0.99%	1.23%	33%	$95,072
2014	$18.41	0.24	2.88	3.12	(0.22)	—	(0.22)	$21.31	17.06%	1.00%	1.19%	41%	$77,015
I Class
2018	$27.30	0.33	1.51	1.84	(0.26)	(0.61)	(0.87)	$28.27	6.80%	0.75%	1.11%	41%	$38,188
2017	$21.81	0.27	5.53	5.80	(0.31)	—	(0.31)	$27.30	26.88%	0.80%	1.15%	18%	$19,776
2016	$21.84	0.29	(0.05)	0.24	(0.27)	—	(0.27)	$21.81	1.19%	0.79%	1.38%	71%	$5,637
2015	$21.37	0.31	0.47	0.78	(0.31)	—	(0.31)	$21.84	3.66%	0.79%	1.43%	33%	$14,077
2014	$18.47	0.28	2.88	3.16	(0.26)	—	(0.26)	$21.37	17.29%	0.80%	1.39%	41%	$10,731
Y Class
2018	$27.33	0.36	1.52	1.88	(0.28)	(0.61)	(0.89)	$28.32	6.93%	0.60%	1.26%	41%	$14,485
2017(3)	$23.89	0.16	3.28	3.44	—	—	—	$27.33	14.40%	0.65%(4)	1.10%(4)	18%(5)	$383

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$27.13	0.19	1.51	1.70	(0.13)	(0.61)	(0.74)	$28.09	6.31%	1.20%	0.66%	41%	$50,489
2017	$21.67	0.17	5.50	5.67	(0.21)	—	(0.21)	$27.13	26.34%	1.25%	0.70%	18%	$51,396
2016	$21.69	0.20	(0.05)	0.15	(0.17)	—	(0.17)	$21.67	0.74%	1.24%	0.93%	71%	$97,012
2015	$21.23	0.21	0.46	0.67	(0.21)	—	(0.21)	$21.69	3.21%	1.24%	0.98%	33%	$122,492
2014	$18.35	0.19	2.86	3.05	(0.17)	—	(0.17)	$21.23	16.76%	1.25%	0.94%	41%	$116,462
C Class
2018	$26.63	(0.03)	1.49	1.46	—	(0.61)	(0.61)	$27.48	5.51%	1.95%	(0.09)%	41%	$11,277
2017	$21.27	(0.01)	5.41	5.40	(0.04)	—	(0.04)	$26.63	25.40%	2.00%	(0.05)%	18%	$17,904
2016	$21.29	0.04	(0.04)	—(6)	(0.02)	—	(0.02)	$21.27	(0.02)%	1.99%	0.18%	71%	$18,640
2015	$20.84	0.05	0.45	0.50	(0.05)	—	(0.05)	$21.29	2.42%	1.99%	0.23%	33%	$21,036
2014	$18.01	0.04	2.82	2.86	(0.03)	—	(0.03)	$20.84	15.90%	2.00%	0.19%	41%	$16,777
R Class
2018	$26.98	0.11	1.51	1.62	(0.06)	(0.61)	(0.67)	$27.93	6.04%	1.45%	0.41%	41%	$3,223
2017	$21.55	0.11	5.47	5.58	(0.15)	—	(0.15)	$26.98	26.03%	1.50%	0.45%	18%	$3,910
2016	$21.58	0.14	(0.05)	0.09	(0.12)	—	(0.12)	$21.55	0.44%	1.49%	0.68%	71%	$4,090
2015	$21.11	0.16	0.47	0.63	(0.16)	—	(0.16)	$21.58	3.01%	1.49%	0.73%	33%	$5,680
2014	$18.25	0.14	2.84	2.98	(0.12)	—	(0.12)	$21.11	16.45%	1.50%	0.69%	41%	$5,294
R5 Class
2018	$27.30	0.32	1.52	1.84	(0.24)	(0.61)	(0.85)	$28.29	6.82%	0.75%	1.11%	41%	$1,344
2017(3)	$23.89	0.15	3.26	3.41	—	—	—	$27.30	14.27%	0.80%(4)	1.07%(4)	18%(5)	$6

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(6)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sustainable Equity Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Sustainable Equity Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

33

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a permanent change to the fund's fee schedule that could have the effect of lowering the fund's unified management fee by

34

approximately 0.15% (e.g., the Investor Class unified fee will be reduced from 0.99% to 0.84%) beginning August 1, 2018. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $1,472,981, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018, as qualified for the corporate dividends received deduction.

The fund hereby designates $7,399,372, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

The fund hereby designates $71,024 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2018.

The fund utilized earnings and profits of $2,487,055 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90971 1812

Annual Report

October 31, 2018

Ultra® Fund
Investor Class (TWCUX)
I Class (TWUIX)
Y Class (AULYX)
A Class (TWUAX)
C Class (TWCCX)
R Class (AULRX)
R5 Class (AULGX)
R6 Class (AULDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	13.44%	13.40%	15.11%	—	11/2/81
Russell 1000 Growth Index	—	10.71%	13.43%	15.45%	—	—
S&P 500 Index	—	7.35%	11.33%	13.23%	—	—
I Class	TWUIX	13.68%	13.64%	15.34%	—	11/14/96
Y Class	AULYX	13.85%	—	—	20.15%	4/10/17
A Class	TWUAX					10/2/96
No sales charge		13.15%	13.12%	14.83%	—
With sales charge		6.65%	11.79%	14.15%	—
C Class	TWCCX	12.32%	12.28%	13.97%	—	10/29/01
R Class	AULRX	12.87%	12.84%	14.54%	—	8/29/03
R5 Class	AULGX	13.69%	—	—	19.97%	4/10/17
R6 Class	AULDX	13.85%	13.81%	—	14.96%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $40,878

Russell 1000 Growth Index — $42,082

S&P 500 Index — $34,668

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeff Bourke

Performance Summary

Ultra returned 13.44%* for the 12 months ended October 31, 2018, outpacing the 10.71% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted solid returns during the reporting period despite a sharp drop during the final month of the fund’s fiscal year. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum, providing a tailwind for the fund. Within the Russell 1000 Growth Index, all sectors but materials, energy, and communication services posted gains. The small utilities segment—a sector that rarely offers the kind of growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology and consumer discretionary stocks.

Stock selection in the consumer discretionary and information technology sectors led the fund’s outperformance relative to the benchmark. Stock decisions in the financials sector were key detractors, and an overweight allocation and stock selection in health care were slightly negative.

Consumer Discretionary Stocks Led Contributors

Within the consumer discretionary sector, specialty retailers and internet and catalog retailers led outperformance. The stock of off-price retailer The TJX Cos. outperformed. Economic growth and an improved employment picture are supporting greater consumer confidence. Amazon.com was a top contributor. The online retailer continued to demonstrate growth in its Amazon Web Services cloud business as well as strong performance on the e-commerce side.

Other key contributors included Intuitive Surgical. The robotic surgery system manufacturer reported a significant increase in sales and positive surgical procedure growth trends. We believe it is well positioned as a result of demographic trends, geographic expansion, and the increasing number of surgeries that can be performed with its technology. Payment services company MasterCard saw its stock increase on widening profit margins and earnings that beat expectations.

Netflix rose for most of the period as a result of expectations for solid user growth, particularly overseas, powered by new streaming content. The Estee Lauder Cos. outperformed on accelerating organic growth, and the company raised sales guidance for 2018. The cosmetics company’s accelerating revenues provided the market greater confidence in its future growth.

Financials Stocks Led Detractors

Insurers led detractors in the financials sector, largely due to poor performance by MetLife, which suffered weather-related insurance losses. We eliminated our holding in MetLife after the chief financial officer left the company, which follows a number of departures in the management team.

Biotechnology stocks weighed on performance in the health care sector. Celgene fell sharply after announcing that it was discontinuing late-stage clinical trials of its drug to treat Crohn’s disease, putting pressure on its product pipeline. The company also had to lower guidance due to

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

disappointing sales for its arthritic psoriasis drug Otezla due to pricing competition. Regeneron Pharmaceuticals declined as investors were concerned about competition for its Eylea drug used to treat macular degeneration, a key market for the company.

Other major detractors from performance relative to the benchmark included our underweight in Microsoft relative to the benchmark. The stock is doing better than we anticipated, sooner than we anticipated, with respect to its cloud business. WABCO Holdings detracted. This truck parts company is highly sensitive to economic cyclicality, which depressed the stock price during the period. In addition, concerns over trade tensions weighed on the stock. We still believe in the long-term ability of this company to generate growth. Acuity Brands, a maker of smart lighting controls, declined as gross profit margins decreased and there were questions surrounding when the company will return to profitability. The stock rallied late in the period amid progress on new initiatives and product rollouts. Nonresidential construction data is just starting to improve, which we believe should boost Acuity’s earnings.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As of October 31, 2018, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the communication services and consumer discretionary sectors. The real estate and industrials sectors represented the largest underweights.

At the end of September, index provider FTSE Russell eliminated the telecommunication services sector—where the portfolio had no holdings—and introduced the communication services sector. Communication services includes stocks of companies that had previously been in a range of other sectors. For example, portfolio holdings Facebook and Google parent Alphabet, which had been included in the information technology sector, are now part of communication services. Our communication services overweight is the result of Russell’s sector changes. Another implication of these changes is that information technology, which had been our largest overweight, ended the period underweight relative to the benchmark.

Consumer discretionary remains a key overweight sector relative to the benchmark. We believe there are particular areas of opportunity in industries, including internet and direct marketing retail, automobiles, specialty retail, and textiles, apparel, and luxury goods.

The industrials sector underweight reflects a lack of exposure to the industrial conglomerates and air freight and logistics industries, where we have found no companies at present offering the attractive, sustainable, long-term growth potential that we seek. Instead, we own companies in the aerospace and defense and machinery industries. These are industries that meet our criteria of having sustained long-term growth potential. We see limited growth opportunities in the real estate sector. As a result, we have no holdings in the sector.

6

Fund Characteristics

OCTOBER 31, 2018
Top Ten Holdings	% of net assets
Apple, Inc.	10.1%
Amazon.com, Inc.	6.2%
Alphabet, Inc.*	6.1%
Visa, Inc., Class A	4.4%
MasterCard, Inc., Class A	4.2%
UnitedHealth Group, Inc.	4.0%
Facebook, Inc., Class A	3.6%
Boeing Co. (The)	2.9%
TJX Cos., Inc. (The)	2.8%
Intuitive Surgical, Inc.	2.5%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
IT Services	11.0%
Interactive Media and Services	11.0%
Technology Hardware, Storage and Peripherals	10.1%
Software	6.6%
Biotechnology	6.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,053.20	$5.02	0.97%
I Class	$1,000	$1,054.40	$3.99	0.77%
Y Class	$1,000	$1,055.00	$3.21	0.62%
A Class	$1,000	$1,051.80	$6.31	1.22%
C Class	$1,000	$1,048.10	$10.17	1.97%
R Class	$1,000	$1,050.60	$7.60	1.47%
R5 Class	$1,000	$1,054.40	$3.99	0.77%
R6 Class	$1,000	$1,055.30	$3.21	0.62%
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
I Class	$1,000	$1,021.32	$3.92	0.77%
Y Class	$1,000	$1,022.08	$3.16	0.62%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R5 Class	$1,000	$1,021.32	$3.92	0.77%
R6 Class	$1,000	$1,022.08	$3.16	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 3.9%
Boeing Co. (The)	927,000	$328,955,220
United Technologies Corp.	962,000	119,490,020
		448,445,240
Automobiles — 1.6%
Tesla, Inc.(1)	540,000	182,152,800
Banks — 2.5%
JPMorgan Chase & Co.	1,632,000	177,920,640
U.S. Bancorp	1,956,000	102,240,120
		280,160,760
Beverages — 1.9%
Coca-Cola Co. (The)	1,304,000	62,435,520
Constellation Brands, Inc., Class A	797,000	158,786,310
		221,221,830
Biotechnology — 6.2%
Alexion Pharmaceuticals, Inc.(1)	700,000	78,449,000
Alnylam Pharmaceuticals, Inc.(1)	601,000	48,338,430
Biogen, Inc.(1)	286,000	87,021,220
Bluebird Bio, Inc.(1)	306,000	35,098,200
Celgene Corp.(1)	2,345,000	167,902,000
Ionis Pharmaceuticals, Inc.(1)	1,092,000	54,108,600
Regeneron Pharmaceuticals, Inc.(1)	559,000	189,635,160
Sage Therapeutics, Inc.(1)	415,000	53,402,200
		713,954,810
Capital Markets — 0.7%
MSCI, Inc.	543,000	81,656,340
Chemicals — 1.2%
Ecolab, Inc.	890,072	136,314,527
Electrical Equipment — 1.0%
Acuity Brands, Inc.	929,000	116,719,560
Electronic Equipment, Instruments and Components — 1.1%
Cognex Corp.	986,000	42,240,240
Keyence Corp.	65,000	31,856,250
Yaskawa Electric Corp.	1,984,000	57,409,137
		131,505,627
Entertainment — 4.0%
Netflix, Inc.(1)	569,000	171,712,820
Walt Disney Co. (The)	2,481,000	284,893,230
		456,606,050
Food and Staples Retailing — 2.0%
Costco Wholesale Corp.	996,000	227,715,480

10

	Shares	Value
Health Care Equipment and Supplies — 4.4%
ABIOMED, Inc.(1)	156,000	$53,227,200
Edwards Lifesciences Corp.(1)	569,000	83,984,400
IDEXX Laboratories, Inc.(1)	372,000	78,908,640
Intuitive Surgical, Inc.(1)	550,592	286,957,538
		503,077,778
Health Care Providers and Services — 4.0%
UnitedHealth Group, Inc.	1,732,000	452,658,200
Hotels, Restaurants and Leisure — 1.7%
Chipotle Mexican Grill, Inc.(1)	185,000	85,161,050
Starbucks Corp.	1,793,000	104,478,110
		189,639,160
Interactive Media and Services — 11.0%
Alphabet, Inc., Class A(1)	294,058	320,693,774
Alphabet, Inc., Class C(1)	352,000	379,023,040
Baidu, Inc. ADR(1)	321,000	61,009,260
Facebook, Inc., Class A(1)	2,730,000	414,386,700
Tencent Holdings Ltd.	2,413,000	82,156,989
		1,257,269,763
Internet and Direct Marketing Retail — 6.2%
Amazon.com, Inc.(1)	444,000	709,516,440
IT Services — 11.0%
MasterCard, Inc., Class A	2,434,963	481,319,136
PayPal Holdings, Inc.(1)	2,619,000	220,493,610
Square, Inc., Class A(1)	846,000	62,138,700
Visa, Inc., Class A	3,606,000	497,087,100
		1,261,038,546
Machinery — 3.9%
Cummins, Inc.	874,000	119,467,060
Donaldson Co., Inc.	717,000	36,767,760
Nordson Corp.	286,000	35,083,620
WABCO Holdings, Inc.(1)	963,000	103,474,350
Wabtec Corp.	1,789,000	146,733,780
		441,526,570
Oil, Gas and Consumable Fuels — 1.7%
Concho Resources, Inc.(1)	492,000	68,432,280
EOG Resources, Inc.	1,166,000	122,826,440
		191,258,720
Personal Products — 1.4%
Estee Lauder Cos., Inc. (The), Class A	1,150,000	158,056,000
Road and Rail — 1.0%
J.B. Hunt Transport Services, Inc.	999,000	110,499,390
Semiconductors and Semiconductor Equipment — 2.9%
ams AG(1)	609,000	23,691,228
Analog Devices, Inc.	1,310,000	109,660,100
Applied Materials, Inc.	843,000	27,717,840
Maxim Integrated Products, Inc.	1,795,000	89,785,900

11

	Shares	Value
Xilinx, Inc.	993,000	$84,772,410
		335,627,478
Software — 6.6%
Adobe, Inc.(1)	209,000	51,363,840
DocuSign, Inc.(1)	1,350,000	56,619,000
Microsoft Corp.	2,327,000	248,546,870
salesforce.com, Inc.(1)	1,591,000	218,348,840
Splunk, Inc.(1)	514,000	51,317,760
Tableau Software, Inc., Class A(1)	1,151,000	122,788,680
		748,984,990
Specialty Retail — 5.3%
O'Reilly Automotive, Inc.(1)	452,000	144,979,000
Ross Stores, Inc.	1,443,000	142,857,000
TJX Cos., Inc. (The)	2,915,000	320,300,200
		608,136,200
Technology Hardware, Storage and Peripherals — 10.1%
Apple, Inc.	5,260,645	1,151,344,765
Textiles, Apparel and Luxury Goods — 2.2%
NIKE, Inc., Class B	2,480,000	186,099,200
Under Armour, Inc., Class C(1)	3,407,028	67,561,365
		253,660,565
TOTAL COMMON STOCKS (Cost $4,740,540,252)		11,368,747,589
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $43,013,603), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $42,142,607)		42,140,266
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $21,515,103), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $21,091,615)		21,091,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,603	9,603
TOTAL TEMPORARY CASH INVESTMENTS (Cost $63,240,869)		63,240,869
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $4,803,781,121)		11,431,988,458
OTHER ASSETS AND LIABILITIES†		(5,379,323)
TOTAL NET ASSETS — 100.0%		$11,426,609,135

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	891,684	USD	900,336	UBS AG	12/31/18	$(9,452)
CHF	2,600,745	USD	2,623,676	UBS AG	12/31/18	(25,263)
CHF	1,069,062	USD	1,075,072	UBS AG	12/31/18	(6,968)
CHF	702,066	USD	704,814	UBS AG	12/31/18	(3,378)
CHF	906,818	USD	907,608	UBS AG	12/31/18	(1,603)
CHF	1,836,102	USD	1,891,524	UBS AG	12/31/18	(57,068)
CHF	1,054,680	USD	1,070,220	UBS AG	12/31/18	(16,485)
CHF	1,021,122	USD	1,037,220	UBS AG	12/31/18	(17,013)
USD	16,070,089	CHF	15,307,242	UBS AG	12/31/18	776,572
USD	902,176	CHF	891,684	UBS AG	12/31/18	11,292
USD	577,742	CHF	572,883	UBS AG	12/31/18	5,372
JPY	228,833,500	USD	2,042,715	Bank of America, N.A.	12/28/18	(4,661)
JPY	276,731,700	USD	2,469,945	Bank of America, N.A.	12/28/18	(5,297)
JPY	242,525,500	USD	2,149,170	Bank of America, N.A.	12/28/18	10,828
JPY	387,572,500	USD	3,478,857	Bank of America, N.A.	12/28/18	(27,030)
USD	33,202,439	JPY	3,712,663,500	Bank of America, N.A.	12/28/18	136,440
USD	2,967,215	JPY	331,975,000	Bank of America, N.A.	12/28/18	10,555
USD	2,455,476	JPY	274,781,500	Bank of America, N.A.	12/28/18	8,197
						$785,038

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
JPY	-	Japanese Yen
USD	-	United States Dollar
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $4,803,781,121)	$11,431,988,458
Receivable for investments sold	3,381,659
Receivable for capital shares sold	3,676,121
Unrealized appreciation on forward foreign currency exchange contracts	959,256
Dividends and interest receivable	1,285,993
11,441,291,487

Liabilities
Payable for capital shares redeemed	4,949,702
Unrealized depreciation on forward foreign currency exchange contracts	174,218
Accrued management fees	9,520,229
Distribution and service fees payable	38,203
14,682,352

Net Assets	$11,426,609,135

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,023,982,821
Distributable earnings	7,402,626,314
$11,426,609,135

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$10,524,968,882	220,452,573	$47.74
I Class, $0.01 Par Value	$402,938,375	8,158,706	$49.39
Y Class, $0.01 Par Value	$943,568	19,074	$49.47
A Class, $0.01 Par Value	$102,805,905	2,250,853	$45.67*
C Class, $0.01 Par Value	$10,699,739	275,990	$38.77
R Class, $0.01 Par Value	$15,136,586	340,345	$44.47
R5 Class, $0.01 Par Value	$6,622	134	$49.42
R6 Class, $0.01 Par Value	$369,109,458	7,468,917	$49.42
*Maximum offering price $48.46 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $136,318)	$94,743,758
Interest	1,828,365
96,572,123

Expenses:
Management fees	108,241,866
Distribution and service fees:
A Class	239,830
C Class	79,288
R Class	66,004
Directors' fees and expenses	260,527
Other expenses	1,033
108,888,548

Net investment income (loss)	(12,316,425)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	803,383,995
Forward foreign currency exchange contract transactions	1,446,891
Foreign currency translation transactions	(79,067)
804,751,819

Change in net unrealized appreciation (depreciation) on:
Investments	582,030,195
Forward foreign currency exchange contracts	(654,253)
Translation of assets and liabilities in foreign currencies	11,457
581,387,399

Net realized and unrealized gain (loss)	1,386,139,218

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,373,822,793

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$(12,316,425)	$15,808,978
Net realized gain (loss)	804,751,819	582,096,526
Change in net unrealized appreciation (depreciation)	581,387,399	1,808,238,789
Net increase (decrease) in net assets resulting from operations	1,373,822,793	2,406,144,293

Distributions to Shareholders
From earnings:(1)
Investor Class	(559,150,978)	(365,711,114)
I Class	(19,100,754)	(9,412,704)
Y Class	(346)	—
A Class	(4,976,796)	(2,685,344)
C Class	(413,008)	(170,965)
R Class	(690,819)	(428,166)
R5 Class	(340)	—
R6 Class	(14,666,196)	(4,027,821)
Decrease in net assets from distributions	(598,999,237)	(382,436,114)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	403,469,864	81,023,969

Net increase (decrease) in net assets	1,178,293,420	2,104,732,148

Net Assets
Beginning of period	10,248,315,715	8,143,583,567
End of period	$11,426,609,135	$10,248,315,715

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(22,033,975), $(936,176), $(16,542) and $(510,662) for Investor Class, I Class, A Class and R6 Class, respectively. Distributions from net realized gains were $(343,677,139), $(8,476,528), $(2,668,802), $(170,965), $(428,166) and $(3,517,159) for Investor Class, I Class, A Class, C Class,

R Class and R6 Class, respectively.

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.990%	0.97%
I Class	0.600% to 0.790%	0.77%
Y Class	0.450% to 0.640%	0.62%
A Class	0.800% to 0.990%	0.97%
C Class	0.800% to 0.990%	0.97%
R Class	0.800% to 0.990%	0.97%
R5 Class	0.600% to 0.790%	0.77%
R6 Class	0.450% to 0.640%	0.62%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,244,619 and $24,684,305, respectively. The effect of interfund transactions on the Statement of Operations was $13,997,096 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 were $1,852,449,660 and $1,989,977,855, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,350,000,000		3,350,000,000
Sold	10,632,542	$506,249,511	6,991,026	$277,438,803
Issued in reinvestment of distributions	12,316,233	540,066,800	9,969,734	353,028,282
Redeemed	(17,651,912)	(834,762,685)	(19,202,525)	(747,743,609)
	5,296,863	211,553,626	(2,241,765)	(117,276,524)
I Class/Shares Authorized	130,000,000		130,000,000
Sold	2,118,340	105,334,186	2,936,370	126,336,971
Issued in reinvestment of distributions	395,008	17,885,944	252,374	9,211,667
Redeemed	(1,350,062)	(66,260,455)	(1,577,420)	(64,714,752)
	1,163,286	56,959,675	1,611,324	70,833,886
Y Class/Shares Authorized	50,000,000		50,000,000
Sold	19,926	1,039,561	127	5,000
Issued in reinvestment of distributions	8	346	—	—
Redeemed	(987)	(51,992)	—	—
	18,947	987,915	127	5,000
A Class/Shares Authorized	70,000,000		70,000,000
Sold	714,476	32,776,478	874,768	33,597,337
Issued in reinvestment of distributions	111,166	4,673,419	73,609	2,507,131
Redeemed	(517,254)	(23,601,206)	(713,427)	(26,741,197)
	308,388	13,848,691	234,950	9,363,271
C Class/Shares Authorized	20,000,000		20,000,000
Sold	171,628	6,767,809	66,568	2,234,855
Issued in reinvestment of distributions	10,834	389,063	5,087	150,568
Redeemed	(51,478)	(2,004,274)	(36,228)	(1,157,734)
	130,984	5,152,598	35,427	1,227,689
R Class/Shares Authorized	40,000,000		40,000,000
Sold	166,360	7,536,648	95,802	3,601,379
Issued in reinvestment of distributions	15,447	633,645	11,791	393,362
Redeemed	(112,648)	(4,988,572)	(104,730)	(3,972,590)
	69,159	3,181,721	2,863	22,151
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	—	—	127	5,000
Issued in reinvestment of distributions	7	340	—	—
	7	340	127	5,000
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	3,451,148	166,159,096	3,210,642	133,551,173
Issued in reinvestment of distributions	324,115	14,666,196	110,442	4,027,821
Redeemed	(1,370,862)	(69,039,994)	(511,606)	(20,735,498)
	2,404,401	111,785,298	2,809,478	116,843,496
Net increase (decrease)	9,392,035	$403,469,864	2,452,531	$81,023,969

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$11,173,633,985	$195,113,604	—
Temporary Cash Investments	9,603	63,231,266	—
	$11,173,643,588	$258,344,870	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$959,256	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$174,218	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $87,340,865.

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The value of foreign currency risk derivative instruments as of October 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $959,256 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $174,218 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,446,891 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(654,253) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$17,716,470	$23,497,355
Long-term capital gains	$581,282,767	$358,938,759

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,822,972,790
Gross tax appreciation of investments	$6,755,299,594
Gross tax depreciation of investments	(146,283,926)
Net tax appreciation (depreciation) of investments	6,609,015,668
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(4,018)
Net tax appreciation (depreciation)	$6,609,011,650
Undistributed ordinary income	$1,545,620
Accumulated long-term gains	$792,069,044

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$44.59	(0.06)	5.82	5.76	(0.07)	(2.54)	(2.61)	$47.74	13.44%	0.97%	0.97%	(0.12)%	(0.12)%	17%	$10,524,969
2017	$35.83	0.07	10.39	10.46	(0.10)	(1.60)	(1.70)	$44.59	30.42%	0.98%	0.98%	0.17%	0.17%	16%	$9,593,102
2016	$37.81	0.06	(0.14)	(0.08)	(0.08)	(1.82)	(1.90)	$35.83	(0.06)%	0.98%	0.98%	0.19%	0.19%	18%	$7,790,085
2015	$37.20	0.08	3.18	3.26	(0.12)	(2.53)	(2.65)	$37.81	9.72%	0.98%	0.98%	0.22%	0.22%	16%	$8,273,589
2014	$33.56	0.10	4.96	5.06	(0.10)	(1.32)	(1.42)	$37.20	15.66%	1.00%	1.01%	0.29%	0.28%	16%	$7,981,781
I Class
2018	$46.04	0.03	6.02	6.05	(0.16)	(2.54)	(2.70)	$49.39	13.68%	0.77%	0.77%	0.08%	0.08%	17%	$402,938
2017	$36.95	0.14	10.73	10.87	(0.18)	(1.60)	(1.78)	$46.04	30.66%	0.78%	0.78%	0.37%	0.37%	16%	$322,059
2016	$38.93	0.14	(0.14)	—	(0.16)	(1.82)	(1.98)	$36.95	0.14%	0.78%	0.78%	0.39%	0.39%	18%	$198,930
2015	$38.22	0.16	3.27	3.43	(0.19)	(2.53)	(2.72)	$38.93	9.96%	0.78%	0.78%	0.42%	0.42%	16%	$205,574
2014	$34.44	0.17	5.10	5.27	(0.17)	(1.32)	(1.49)	$38.22	15.90%	0.80%	0.81%	0.49%	0.48%	16%	$214,464
Y Class
2018	$46.07	0.11	6.02	6.13	(0.19)	(2.54)	(2.73)	$49.47	13.85%	0.62%	0.62%	0.23%	0.23%	17%	$944
2017(3)	$39.40	0.10	6.57	6.67	—	—	—	$46.07	16.93%	0.63%(4)	0.63%(4)	0.43%(4)	0.43%(4)	16%(5)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$42.80	(0.17)	5.58	5.41	—	(2.54)	(2.54)	$45.67	13.15%	1.22%	1.22%	(0.37)%	(0.37)%	17%	$102,806
2017	$34.45	(0.04)	10.00	9.96	(0.01)	(1.60)	(1.61)	$42.80	30.10%	1.23%	1.23%	(0.08)%	(0.08)%	16%	$83,130
2016	$36.43	(0.02)	(0.14)	(0.16)	—	(1.82)	(1.82)	$34.45	(0.31)%	1.23%	1.23%	(0.06)%	(0.06)%	18%	$58,829
2015	$35.94	(0.01)	3.06	3.05	(0.03)	(2.53)	(2.56)	$36.43	9.46%	1.23%	1.23%	(0.03)%	(0.03)%	16%	$72,004
2014	$32.46	0.01	4.81	4.82	(0.02)	(1.32)	(1.34)	$35.94	15.35%	1.25%	1.26%	0.04%	0.03%	16%	$71,650
C Class
2018	$36.96	(0.45)	4.80	4.35	—	(2.54)	(2.54)	$38.77	12.32%	1.97%	1.97%	(1.12)%	(1.12)%	17%	$10,700
2017	$30.17	(0.28)	8.67	8.39	—	(1.60)	(1.60)	$36.96	29.12%	1.98%	1.98%	(0.83)%	(0.83)%	16%	$5,359
2016	$32.36	(0.25)	(0.12)	(0.37)	—	(1.82)	(1.82)	$30.17	(1.03)%	1.98%	1.98%	(0.81)%	(0.81)%	18%	$3,306
2015	$32.41	(0.25)	2.73	2.48	—	(2.53)	(2.53)	$32.36	8.63%	1.98%	1.98%	(0.78)%	(0.78)%	16%	$2,968
2014	$29.60	(0.22)	4.35	4.13	—	(1.32)	(1.32)	$32.41	14.51%	2.00%	2.01%	(0.71)%	(0.72)%	16%	$2,482
R Class
2018	$41.84	(0.28)	5.45	5.17	—	(2.54)	(2.54)	$44.47	12.87%	1.47%	1.47%	(0.62)%	(0.62)%	17%	$15,137
2017	$33.79	(0.12)	9.77	9.65	—	(1.60)	(1.60)	$41.84	29.75%	1.48%	1.48%	(0.33)%	(0.33)%	16%	$11,345
2016	$35.85	(0.10)	(0.14)	(0.24)	—	(1.82)	(1.82)	$33.79	(0.55)%	1.48%	1.48%	(0.31)%	(0.31)%	18%	$9,066
2015	$35.46	(0.10)	3.02	2.92	—	(2.53)	(2.53)	$35.85	9.19%	1.48%	1.48%	(0.28)%	(0.28)%	16%	$9,637
2014	$32.10	(0.08)	4.76	4.68	—	(1.32)	(1.32)	$35.46	15.08%	1.50%	1.51%	(0.21)%	(0.22)%	16%	$7,983

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018	$46.04	0.04	6.02	6.06	(0.14)	(2.54)	(2.68)	$49.42	13.69%	0.77%	0.77%	0.08%	0.08%	17%	$7
2017(3)	$39.41	0.07	6.56	6.63	—	—	—	$46.04	16.82%	0.78%(4)	0.78%(4)	0.28%(4)	0.28%(4)	16%(5)	$6
R6 Class
2018	$46.07	0.10	6.02	6.12	(0.23)	(2.54)	(2.77)	$49.42	13.85%	0.62%	0.62%	0.23%	0.23%	17%	$369,109
2017	$36.97	0.18	10.75	10.93	(0.23)	(1.60)	(1.83)	$46.07	30.86%	0.63%	0.63%	0.52%	0.52%	16%	$233,309
2016	$38.95	0.17	(0.12)	0.05	(0.21)	(1.82)	(2.03)	$36.97	0.29%	0.63%	0.63%	0.54%	0.54%	18%	$83,367
2015	$38.25	0.20	3.28	3.48	(0.25)	(2.53)	(2.78)	$38.95	10.12%	0.63%	0.63%	0.57%	0.57%	16%	$36,951
2014	$34.46	0.05	5.28	5.33	(0.22)	(1.32)	(1.54)	$38.25	16.06%	0.65%	0.66%	0.64%	0.63%	16%	$23,684

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra® Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Ultra® Fund of the American Century Mutual Funds, Inc. as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 14, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and slightly below its benchmark for the ten-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2018.

For corporate taxpayers, the fund hereby designates $17,711,917, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $581,282,767, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

The fund hereby designates $4,553, as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2018.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90975 1812

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten and Jan M. Lewis are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2017:	$254,800

FY 2018:	$269,430

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0

FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2017:    $0
FY 2018:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:    $0
FY 2018:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2017:    $104,750
FY 2018:    $115,750

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 28, 2018

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 28, 2018